UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.          )

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THE WENDY’S COMPANY

Name of the Registrant as Specified In Its Charter

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Fresh NEVER FROZEN BEEF
SERVED HOT OFF THE GRILL
EVERY HAMBURGER
Everyday
SINCE 1969

THE WENDY'S COMPANY®

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS & PROXY STATEMENT

The Wendy’s Company®
Notice of 2018 annual meeting
of stockholders & proxy statement

The Wendy’s Company One Dave Thomas Boulevard Dublin, Ohio 43017 (614) 764-3100

April 20, 2018

Dear Fellow Stockholders:

We are pleased to invite you to join us at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of The Wendy’s Company (the “Company”) on Tuesday, June 5, 2018 at 10:00 a.m. (EDT). The Annual Meeting will be held at the Thomas Conference Center located at the Company’s corporate offices at One Dave Thomas Boulevard, Dublin, Ohio 43017. The Board of Directors and management hope that you will be able to attend the Annual Meeting.

The business to be conducted at the Annual Meeting is described in the Notice of 2018 Annual Meeting of Stockholders and Proxy Statement. We also look forward to reporting on the Company’s 2017 performance, plans for continued global growth and driving stockholder value and other corporate endeavors.

We encourage you to participate in the Annual Meeting. Please refer to the Proxy Statement for information regarding attendance and admission requirements. Also, whether or not you plan to attend, it is important that your shares be represented and voted at the Annual Meeting. Please promptly cast your vote by completing and returning your proxy card in the enclosed envelope or to the address indicated on your proxy card or voting instruction form. You may also cast your vote by telephone or via the Internet as described in the instructions included with your proxy materials. If you attend the Annual Meeting and wish to vote your shares in person, you may revoke your previously submitted proxy as explained in the Proxy Statement.

Thank you for your continued support and investment in The Wendy’s Company.

Sincerely,

TODD A. PENEGOR
President and Chief Executive Officer

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, June 5, 2018, 10:00 a.m. (EDT)

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of The Wendy’s Company (the “Company”) will be held on Tuesday, June 5, 2018 at 10:00 a.m. (EDT) at the Thomas Conference Center located at the Company’s corporate offices at One Dave Thomas Boulevard, Dublin, Ohio 43017.

ITEMS OF BUSINESS

At the Annual Meeting, you will be asked to:

(1)	Elect 11 directors to hold office until the Company’s next annual meeting of stockholders;

(2)	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018;

(3)	Vote on an advisory resolution to approve executive compensation; and

(4)	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

RECORD DATE

The record date for the Annual Meeting is April 9, 2018. Only holders of record of shares of the Company’s common stock at the close of business on the record date are entitled to vote on all business transacted at the Annual Meeting or any adjournment or postponement thereof.

VOTING YOUR PROXY

Your vote is important! Stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please promptly complete and return your proxy card in the enclosed envelope, or submit your proxy by telephone or via the Internet as described in the instructions included with your proxy card. You may vote in person if you attend the Annual Meeting.

ANNUAL MEETING ADMISSION

Admission to the Annual Meeting will be by admission ticket only, and you will also be required to present a valid government-issued identification and valid proof of stock ownership as of the record date. If you are a registered stockholder (i.e., your shares are held in your name), your admission ticket is either your Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) or the top portion of your proxy card, whichever you have received. If you are a beneficial owner (i.e., your shares are held by a broker, bank or other nominee), your admission ticket is either your Notice of Internet Availability or the top portion of your voting instruction form, whichever you have received. In addition, if you are a beneficial owner, you must also provide a legal proxy from the record holder to vote your shares in person at the Annual Meeting. Please read the Proxy Statement for additional important information about Annual Meeting admission requirements.

By Order of the Board of Directors:

E. J. WUNSCH

Chief Legal Officer and Secretary

April 20, 2018

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

to be held on June 5, 2018: This Notice of Annual Meeting of Stockholders, the Proxy Statement

and the 2017 Annual Report to Stockholders are available at www.proxyvote.com.

        The Wendy’s Company 2018 Proxy Statement        i

ii        The Wendy’s Company 2018 Proxy Statement

The Wendy’s Company One Dave Thomas Boulevard Dublin, Ohio 43017 (614) 764-3100

PROXY STATEMENT FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT SUMMARY

This summary highlights information about The Wendy’s Company (“Wendy’s” or the “Company”) and certain information contained elsewhere in this Proxy Statement for the Company’s 2018 Annual Meeting of Stockholders to be held on Tuesday, June 5, 2018 at 10:00 a.m. (EDT), and any adjournment or postponement thereof (the “Annual Meeting”). This summary does not contain all of the information that you should consider in voting your shares, and you should read the entire Proxy Statement carefully before voting. For more complete information regarding the Company’s 2017 performance, please review the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “2017 Form 10-K”). References in this Proxy Statement to “2017,” “2016,” “2015” and other years refer to the Company’s fiscal year for the respective period indicated.

HOW TO CAST YOUR VOTE

Even if you plan to attend the Annual Meeting in person, please cast your vote as soon as possible in one of the following ways:

Internet	Telephone	Mail
Visit www.proxyvote.com. You will need the 16-digit number included in your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.	Call (800) 690-6903. You will need the 16-digit number included in your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.	Complete, sign and date your proxy card or voting instruction form and return it in the envelope provided or to the address indicated on your proxy card or voting instruction form.

If you are a beneficial owner (i.e., your shares are held in the name of a broker, bank or other nominee) and plan to attend the Annual Meeting and vote in person, you will be required to provide a legal proxy from the record holder to vote those shares at the Annual Meeting. Also, please read the Proxy Statement for additional important information about Annual Meeting admission requirements for all stockholders.

VOTING MATTERS AND BOARD RECOMMENDATIONS

	BOARD PROPOSALS	BOARD VOTE RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)
Proposal 1:	Election of 11 directors.	FOR each nominee	9

Proposal 2:	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018.	FOR	76

Proposal 3:	Advisory resolution to approve executive compensation.	FOR	78

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DIRECTOR NOMINEES

The following table provides summary information about the 11 director nominees. Additional information about each nominee’s experience, qualifications, attributes and skills can be found under the caption “Proposal 1—Election of Directors—Director Nominee Qualifications and Biographical Information.”

NAME	AGE	DIRECTOR SINCE	OCCUPATION	INDEPENDENT	CURRENT BOARD COMMITTEES (1)(2)	OTHER PUBLIC BOARDS

Nelson Peltz	75	1993 (3)	Chief Executive Officer and Founding Partner of Trian Fund Management, L.P.		CSR*, Executive*	3
Peter W. May	75	1993 (3)	President and Founding Partner of Trian Fund Management, L.P.	✓	CI*, Compensation, CSR, Executive, Tech*	1
Kristin A. Dolan	52	2017	Chief Executive Officer and Founder of 605 LLC	✓	Tech	4
Kenneth W. Gilbert	67	2017	Former Chief Marketing Officer of VOSS of Norway ASA	✓	CSR, Tech	—
Dennis M. Kass	67	2015	Former Chairman and Chief Executive Officer of Jennison Associates, LLC	✓	Audit, Compensation	—
Joseph A. Levato	77	1996 (3)	Former Executive Vice President and Chief Financial Officer of Triarc Companies, Inc. (predecessor to The Wendy’s Company)	✓	Audit, Compensation, Executive, NCG	—
Michelle “Mich” J. Mathews-Spradlin	51	2015	Former Chief Marketing Officer and Senior Vice President of Microsoft Corporation	✓	Compensation, CSR, Tech	—
Matthew H. Peltz	35	2015	Senior Analyst and Partner of Trian Fund Management, L.P.		CI, CSR, Tech	— (4)
Todd A. Penegor	52	2016	President and Chief Executive Officer of The Wendy’s Company		CI, Executive	—
Peter H. Rothschild	62	2010	Managing Member of Daroth Capital LLC	✓	Audit, Compensation*, NCG*	—
Arthur B. Winkleblack	60	2016	Former Executive Vice President and Chief Financial Officer of H. J. Heinz Company	✓	Audit*, NCG	2

(1)	CI: Capital and Investment; CSR: Corporate Social Responsibility; NCG: Nominating and Corporate Governance; Tech: Technology; *Committee Chair.
(2)	It is anticipated that the Board of Directors will determine committee assignments at the Board’s organizational meeting immediately following the Annual Meeting.
(3)

Messrs. N. Peltz, May and Levato have been directors of the Company since September 2008, when the Company commenced its current business—the ownership and franchising of the Wendy’s restaurant system. Messrs. Peltz and May served as directors of the Company’s predecessor companies from April 1993, and Mr. Levato from June 1996, until September 2008 when Wendy’s International, Inc. merged with Triarc Companies, Inc., the predecessor to The Wendy’s Company.

(4)

Following the separation of the water and electrical businesses of Pentair plc into two independent publicly traded companies, which is targeted to occur on April 30, 2018, Mr. Peltz will become a member of the board of directors of Pentair plc.

2        The Wendy’s Company 2018 Proxy Statement

CORPORATE GOVERNANCE HIGHLIGHTS

The Company is committed to maintaining strong corporate governance practices as a critical component of driving sustained stockholder value. Our Board of Directors (the “Board of Directors” or the “Board”) continually monitors emerging best practices in corporate governance to serve the interests of our stockholders. Highlights of our current governance practices are set forth below.

BOARD OF DIRECTORS	STOCKHOLDER INTERESTS	EXECUTIVE COMPENSATION

•  Annual election of directors.

•  Majority voting for directors in uncontested elections with director resignation policy.

•  Separation of our Board Chairman and Chief Executive Officer.

•  Majority independent Board.

•  Fully independent key Board committees.

•  Regularly scheduled executive sessions of non-employee and independent directors.

•  Over 97% average Board and committee meeting attendance in 2017.

•  Active Board and committee oversight of risk management.

•  Comprehensive Corporate Governance Guidelines and Code of Business Conduct and Ethics.

•  Annual limit on cash and equity awards granted to non-employee directors.

•  No stockholder rights plan or “poison pill.”

•  Stockholders have the ability to act by written consent.

•  Stockholders have the ability to call special meetings.

•  No supermajority voting requirements.

•  No exclusive forum selection clause.

•  Certificate of Incorporation provides stockholders with a “proxy access” right.

•  No fee-shifting By-law provisions.

•  Annual say-on-pay advisory vote.

•  Strong pay-for-performance philosophy with emphasis on at-risk compensation.

•  Multiple performance metrics in annual and long-term incentive plans.

•  Limited perquisites and benefits.

•  Engage independent outside compensation consultants.

•  Clawback provisions in our 2010 Omnibus Award Plan.

•  No speculative trading or hedging transactions.

•  “Double trigger” required for change in control equity vesting.

•  Significant stock ownership and retention guidelines.

2017 BUSINESS PERFORMANCE AND EXECUTIVE COMPENSATION PROGRAM HIGHLIGHTS

During 2017, the Company achieved strong operating and financial results and continued delivering on the Wendy’s® brand promise to Delight Every Customer™ and execute every element of The Wendy’s Way by investing in the quality of our food and providing great value, exceptional service and an elevated restaurant experience. Led by President and Chief Executive Officer Todd Penegor and our senior leadership team, the Company drove significant improvements in the corporate and restaurant-level economic model, continued to strengthen the Wendy’s franchise system and created significant value for stockholders. We achieved significant year-over-year improvements in our key operating and financial metrics, persisted in transforming our brand through global restaurant development and image activation, completed our transition to a predominantly franchised business model and returned $196 million in cash to stockholders through dividends and share repurchases. Through our strong operating results and execution of our strategic initiatives, we delivered cumulative total stockholder return of 24% in 2017, 96% on a three-year basis and 289% on a five-year basis.

Our executive compensation program is designed to support the Company’s business objectives by linking executive pay to individual performance, the Company’s attainment of annual and multi-year operating and financial goals and the creation of long-term stockholder value. In accordance with our pay-for-performance philosophy, variable (i.e., at-risk) incentives constituted the most significant portion of total direct compensation for 2017 for our Chief Executive Officer (83%) and other Named Executive Officers as a group (71%). (Our Named Executive Officers (“NEOs”) are identified under the caption “Compensation Discussion and Analysis—Named Executive Officers.”)

        The Wendy’s Company 2018 Proxy Statement        3

The primary components of our 2017 executive compensation program are summarized in the table below and further described in the “Compensation Discussion and Analysis” in this Proxy Statement.

ELEMENT	AT-RISK	FORM	METRICS	PURPOSE
Base Salary	No	Cash	—	Attract and retain highly qualified executives by providing a competitive level of fixed cash compensation that reflects the experience, responsibilities and performance of each executive.
Annual Cash Incentives	Yes	Cash	• Adjusted EBITDA (60%) • Same-Restaurant Sales (North America) (40%)	Align executive pay with Company performance by motivating and rewarding executives over a one-year period based on the achievement of strategic business objectives.
Long-Term Equity Incentives	Yes	Equity • Stock Options (50%) • Performance Units (50%)	Share Price • Adjusted EPS (50%) • Relative TSR (50%)

Align the interests of executives with the interests of stockholders and retain highly qualified executives by motivating and rewarding executives to achieve multi-year strategic business objectives. Create a direct link between executive pay and the long-term performance of our Common Stock.

Consistent with our executive compensation philosophy, the base salaries, target total cash compensation and target total direct compensation of our senior executives for 2017 fell within a competitive range of market median, in the aggregate. The Company’s strong operating and financial performance in 2017 supported an annual cash incentive payout at 109.0% of target, prior to adjustment for individual performance for executives other than the Chief Executive Officer.

We encourage you to read the “Compensation Discussion and Analysis” in this Proxy Statement for a detailed discussion of how our executive compensation program was designed and implemented in 2017 to achieve our overall compensation objectives. Stockholders should also review the “2017 Summary Compensation Table” and other related compensation tables, notes and narratives in this Proxy Statement, which provide detailed information regarding the compensation of our NEOs for 2017.

4        The Wendy’s Company 2018 Proxy Statement

THE ANNUAL MEETING

ANNUAL MEETING DETAILS

The accompanying proxy is being solicited by the Board of Directors of The Wendy’s Company in connection with the Company’s 2018 Annual Meeting of Stockholders to be held on Tuesday, June 5, 2018 at 10:00 a.m. (EDT) at the Thomas Conference Center located at the Company’s corporate offices at One Dave Thomas Boulevard, Dublin, Ohio 43017, and any adjournment or postponement thereof. Directions to the Annual Meeting are available on our website at www.wendys.com/who-we-are. This Proxy Statement and an accompanying proxy card will first be mailed to stockholders, or made available to stockholders electronically via the Internet, on or about April  23, 2018.

VOTING YOUR PROXY

When a stockholder returns a proxy card that is properly signed and dated, the shares represented by the proxy card will be voted by the persons named as proxies in the proxy card in accordance with the stockholder’s instructions. Stockholders may specify their choices by marking the appropriate boxes on their proxy card. If a proxy card is signed, dated and returned by a stockholder without specifying choices, the shares represented by the proxy card will be voted as recommended by the Board of Directors. The Company does not have cumulative voting.

Pursuant to the Company’s Amended and Restated Certificate of Incorporation (as amended and restated, the “Certificate of Incorporation”) and By-Laws (as amended and restated, the “By-Laws”), business transacted at the Annual Meeting is limited to the purposes stated in the Notice of Annual Meeting of Stockholders and any other matters that may properly come before the Annual Meeting. Except for the proposals described in this Proxy Statement, no other matters currently are intended to be brought before the Annual Meeting by the Company or, to the Company’s knowledge, any other person. The proxy being solicited by the Board does, however, convey discretionary authority to the persons named as proxies in the accompanying proxy card to vote on any other matters that may properly come before the Annual Meeting. A proxy may be revoked by a stockholder at any time prior to the time it is voted by giving notice of revocation either personally or in writing to the Secretary of the Company at our corporate offices at the address provided under the caption “Contacting the Secretary and Corporate Offices.”

ANNUAL MEETING ADMISSION

Only holders of shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), at the close of business on April 9, 2018, their authorized representatives and invited guests of the Company will be able to attend the Annual Meeting. For your comfort and security, admission to the Annual Meeting will be by admission ticket only, and you will also be required to present a valid government-issued photo identification and valid proof of stock ownership as of the April 9, 2018 record date (such as a bank or brokerage account statement or a letter from the bank or broker verifying that you were the beneficial owner of the shares on the record date). In addition, if you are a beneficial owner (i.e., your shares are held in the name of a broker, bank or other nominee), you must also provide a legal proxy from the record holder to vote your shares in person at the Annual Meeting.

If you are a registered stockholder (i.e., your shares are held in your name) and plan to attend the Annual Meeting, your admission ticket is either your Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) or the top portion of your proxy card, whichever you have received. If you are a beneficial owner and plan to attend the Annual Meeting, your admission ticket is either your Notice of Internet Availability or the top portion of your voting instruction form, whichever you have received.

You may also obtain an admission ticket in advance of the Annual Meeting by sending a written request to the Secretary of the Company at the address of our corporate offices provided under the caption “Contacting the Secretary and Corporate Offices.” With your written request, you must enclose valid proof of stock ownership as of the record date and a copy of your admission ticket, as described above. Stockholders who do not obtain admission tickets in advance but plan to attend the Annual Meeting must satisfy the admission requirements described above. The Company may issue admission tickets to persons other than stockholders in the Company’s sole discretion.

Stockholders who hold shares of our Common Stock in a joint account may be admitted to the Annual Meeting if they provide valid proof of joint stock ownership as of the record date and both stockholders satisfy the other admission requirements described above.

If you are the representative of a corporation, limited liability company, partnership or other legal entity that holds shares of our Common Stock, you must bring acceptable evidence of your authority to represent that legal entity at the Annual Meeting. Please note that only one representative may attend the Annual Meeting on behalf of each legal entity that holds shares of our Common Stock.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	Who is soliciting my proxy?

A:

The Company’s Board of Directors is soliciting your proxy in connection with the Board’s solicitation of proxies for use at the Annual Meeting. Certain of our directors, officers and employees also may solicit proxies on the Board’s behalf by personal contact, telephone, mail, e-mail or other means. The Company has hired Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, to assist in soliciting proxies from brokers, banks and other stockholders.

Q:	What should I do with these materials?

A:

Please carefully read and consider the information contained in this Proxy Statement, and then vote your shares as soon as possible to ensure that your shares will be represented at the Annual Meeting. You may vote your shares prior to the Annual Meeting even if you plan to attend the Annual Meeting in person.

Q:	What am I being asked to vote on?

A:	You are being asked to vote on the following three proposals:

(1)	To elect 11 directors to hold office until the Company’s next annual meeting of stockholders;

(2)	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2018; and

(3)	To approve an advisory resolution to approve executive compensation.

Q:	How do I vote?

A:	You may vote your shares prior to the Annual Meeting in any of the following ways:

•	Visit the website shown on your Notice of Internet Availability, proxy card or voting instruction form to vote via the Internet;

•	Use the toll-free telephone number shown on your Notice of Internet Availability, proxy card or voting instruction form to vote by telephone; or

•	Complete, sign, date and return the enclosed proxy card or voting instruction form in the enclosed postage-paid envelope if you have requested and received our proxy materials by mail.

If you are a registered stockholder, you may also vote your shares in person at the Annual Meeting. If you are a beneficial owner and hold your shares in street name, then you must obtain a legal proxy from the broker, bank or other nominee who holds the shares on your behalf in order to vote those shares in person at the Annual Meeting.

Q:	Who is entitled to vote?

A:	All holders of record of our Common Stock at the close of business on April 9, 2018, the record date for the Annual Meeting, are entitled to vote on all business transacted at the Annual Meeting.

Q:	What is the deadline for submitting a proxy?

A:

In order to be counted, proxies submitted by telephone or via the Internet must be received by 11:59 p.m. (EDT) on Monday, June 4, 2018. Proxies submitted by mail must be received prior to the start of the Annual Meeting.

Q:	What is the difference between a registered stockholder and a “street name” holder?

A:

If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, our stock transfer agent, you are considered a stockholder of record, or a registered stockholder, of those shares.

If your shares are held by a broker, bank or other nominee, you are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Your broker, bank or other nominee should have enclosed, or should provide you with, a Notice of Internet Availability or a voting instruction form for you to use in directing it on how to vote your shares.

Q:	What constitutes a quorum?

A:

At the close of business on April 9, 2018, the Company had 239,924,148 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock entitles the holder to one vote on each

6        The Wendy’s Company 2018 Proxy Statement

matter properly brought before the Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast at the Annual Meeting will constitute a quorum. Abstentions and “broker non-votes” (described below) will be included for purposes of determining whether a quorum is present at the Annual Meeting.

Q:	What are abstentions and broker non-votes and how do they affect voting?

A:

Abstentions.  If you specify on your proxy card that you “abstain” from voting on an item, your shares will be counted as present and entitled to vote for the purpose of establishing a quorum. Abstentions will be the equivalent of an “against” vote on proposals that require the affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting (Proposals 2 and 3). Abstentions will not be included in the tabulation of voting results for proposals that require the affirmative vote of a majority of the votes cast (Proposal 1).

Broker Non-Votes.  Under the rules of The NASDAQ Stock Market (“NASDAQ”), if your shares are held in street name, then your broker has discretion to vote your shares without instructions from you on certain “routine” proposals, such as the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2). Your broker does not, however, have such discretion on the election of directors (Proposal 1) or the advisory resolution to approve executive compensation (Proposal 3). If you do not provide your broker with voting instructions for these proposals, then your broker will be unable to vote on these proposals and will report your shares as “broker non-votes” on these proposals. Like abstentions, broker non-votes are counted as present for the purpose of establishing a quorum, but, unlike abstentions, they are not counted for the purpose of determining the number of shares present (in person or by proxy) and entitled to vote on particular proposals. As a result, broker non-votes will not be included in the tabulation of voting results for proposals that require the affirmative vote of a majority of the votes cast (Proposal 1) or the affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting (Proposal 3). Because brokers are entitled to vote on Proposal 2, we do not anticipate any broker non-votes with regard to that proposal.

Q:	What vote is needed to elect the 11 director nominees (Proposal 1)?

A:

Pursuant to our By-Laws, each of the 11 director nominees must receive the affirmative vote of a majority of the votes cast with respect to that nominee’s election in order to be elected as a director at the Annual Meeting.

Q:	What vote is needed to ratify the appointment of the Company’s independent registered public accounting firm (Proposal 2)?

A:

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018 (Proposal 2).

Q:	What vote is needed to approve the advisory resolution to approve executive compensation (Proposal 3)?

A:

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting is required to approve the advisory resolution to approve the 2017 executive compensation of our NEOs (Proposal 3). The vote is advisory and therefore not binding on the Company, the Board of Directors or the Compensation Committee of the Board. However, the Compensation Committee will review the voting results of Proposal 3 and take those results into consideration when making future decisions regarding executive compensation as the Compensation Committee deems appropriate.

Q:	How do Nelson Peltz and Peter May intend to vote?

A:

The Company has been informed that the shares of Common Stock beneficially owned as of the record date by Nelson Peltz and Peter May representing, in the aggregate, approximately 20.8% of the votes entitled to be cast at the Annual Meeting, will be voted in accordance with the recommendations of the Board of Directors FOR the election of each of the 11 director nominees named in Proposal 1 and FOR Proposals 2 and 3.

Q:	If I deliver my signed proxy card or voting instruction form but do not indicate how I want to vote on the proposals, how will my shares be voted?

A:

If you submit your proxy card or voting instruction form but do not indicate how you want to vote on the proposals, your proxy will be counted as a vote in accordance with the recommendations of the Board of Directors FOR the election of each of the 11 director nominees named in Proposal 1 and FOR Proposals 2 and 3.

        The Wendy’s Company 2018 Proxy Statement        7

Q:	Can I change my vote after I have delivered my proxy card or voting instruction form?

A:

Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting by revoking your proxy. You can revoke your proxy by giving notice of revocation either personally or in writing to the Secretary of the Company at the address of our corporate offices provided under the caption “Contacting the Secretary and Corporate Offices.” You also can revoke your proxy by submitting a later-dated proxy by mail, by telephone, via the Internet or by attending and voting in person at the Annual Meeting. Your attendance at the Annual Meeting by itself will not revoke a previously submitted proxy.

If your shares are held in an account with a broker, bank or other nominee, you should contact your broker, bank or other nominee if you wish to change your vote or revoke your proxy.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials rather than the printed Proxy Statement and 2017 Annual Report to Stockholders?

A:

As permitted by SEC rules, we are making our proxy materials available to stockholders electronically via the Internet at www.proxyvote.com. On or about April 23, 2018, we will begin mailing the Notice of Internet Availability to our stockholders containing information on how to access our proxy materials online or request a printed copy of the proxy materials. If you received that notice, then you will not receive a printed copy of our proxy materials unless you request a printed copy by following the instructions contained in the Notice of Internet Availability. Adopting this “notice and access” process allows us to reduce the overall costs, as well as the environmental impact, of printing and mailing our proxy materials.

Q:	What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form?

A:

If you receive more than one Notice of Internet Availability, proxy card or voting instruction form, this means that you have multiple accounts with our stock transfer agent or with brokers, banks or other nominees. Please follow the instructions set forth on each Notice of Internet Availability, proxy card or voting instruction form you receive to ensure that all your shares are voted.

Q:	Who will bear the expenses of this solicitation?

A:

The Company will pay the costs and expenses of this solicitation. In addition to soliciting proxies by mailing our proxy materials to stockholders and by making our proxy materials available to stockholders electronically via the Internet, proxies may be solicited by our directors, officers and employees by personal contact, telephone, mail, e-mail or other means without additional compensation. Solicitation of proxies will also be made by employees of Innisfree M&A Incorporated, our proxy solicitation firm, who will be paid a fee of $20,000, plus reasonable out-of-pocket expenses. As is customary, we will also reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable costs and expenses incurred in forwarding our proxy materials to beneficial owners of our Common Stock.

Q:	Where can I find the voting results of the Annual Meeting?

A:

We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting. After the Form 8-K has been filed, you may obtain a copy by visiting the SEC’s website at www.sec.gov or by visiting our Company website at www.wendys.com/who-we-are.

Q:	Whom should I call with questions?

A:

Please call Innisfree M&A Incorporated, the Company’s proxy solicitor, toll-free at (888) 750-5834 with any questions about the Annual Meeting. Banks, brokers and other nominees may call collect at (212) 750-5833.

8        The Wendy’s Company 2018 Proxy Statement

PROPOSAL 1

ELECTION OF DIRECTORS

(Item 1 on the Company’s Proxy Card)

As of the date of this Proxy Statement, there are 12 members of our Board of Directors.

One of the Company’s current directors, Emil J. Brolick, will conclude his service on the Board when his term expires at the Annual Meeting, after having served as a member of our Board since September 2011 when he joined the Company as our President and Chief Executive Officer. Mr. Brolick served as our President until January 2016 and as our Chief Executive Officer until his retirement from management duties with the Company in May 2016. He continued to serve on the Board upon his retirement to ensure continuity of leadership and strategic focus for the Company, and we are grateful for Mr. Brolick’s many contributions, outstanding service and distinguished leadership during his executive and Board tenure. The Board has determined that the size of the Board will be reduced from 12 to 11 members upon the expiration of Mr. Brolick’s term at the Annual Meeting.

The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the 11 persons named below for election as directors of the Company at the Annual Meeting. Each of the other nominees is presently serving as a director of the Company, and each of the other nominees was elected as a director at the Company’s 2017 annual meeting of stockholders, except for Kristin Dolan.

Ms. Dolan joined the Board of Directors in July 2017 when the Board, upon the recommendation of the Nominating and Corporate Governance Committee, increased the size of the Board from 11 to 12 members and elected Ms. Dolan to serve as a director of the Company for a term expiring at the Annual Meeting. Ms. Dolan was recommended to the Nominating and Corporate Governance Committee by one of our non-management directors after consulting with our Chief Executive Officer and other members of senior management. The Nominating and Corporate Governance Committee, after reviewing Ms. Dolan’s qualifications, making a determination as to her independence and considering the needs of the Board of Directors, recommended to the Board that Ms. Dolan be elected to serve as a director of the Company.

The Board of Directors recommends that the 11 nominees named below be elected as directors of the Company at the Annual Meeting. If elected, each of the nominees will hold office until the Company’s next annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. The persons named as proxies in the accompanying proxy card will vote FOR the election of each of the 11 nominees unless a stockholder directs otherwise.

Each nominee has consented to be named and to serve as a director if elected at the Annual Meeting. The Company is unaware of any reason why any nominee would be unwilling or unable to serve as a director if elected. Should, however, any nominee be unwilling or unable to serve as a director at the time of the Annual Meeting, the persons named as proxies in the accompanying proxy card will vote for the election of such substitute person for such directorship as the Board of Directors may recommend.

        The Wendy’s Company 2018 Proxy Statement        9

DIRECTOR NOMINEE QUALIFICATIONS AND BIOGRAPHICAL INFORMATION

NELSON PELTZ (CHAIRMAN)

Mr. Peltz has been a director of the Company since September 2008 when the Company commenced its current business, the ownership and franchising of the Wendy’s restaurant system. He served as a director of the Company’s predecessor companies from April 1993 until September 2008, when Wendy’s International, Inc. merged with Triarc Companies, Inc. Mr. Peltz has served as our non-executive Chairman since June 2007. He also served as our Chairman and Chief Executive Officer and as a director or manager and an officer of certain of our subsidiaries from April 1993 through June 2007. Additionally, Mr. Peltz has been Chief Executive Officer and a Founding Partner of Trian Fund Management, L.P. (“Trian Partners”), a management company for various investment funds and accounts, since November 2005. From January 1989 to April 1993, Mr. Peltz was Chairman and Chief Executive Officer of Trian Group, Limited Partnership, which provided investment banking and management services for entities controlled by Mr. Peltz and Peter W. May. From 1983 to December 1988, Mr. Peltz was Chairman and Chief Executive Officer and a director of Triangle Industries, Inc., a metals and packaging company.

Mr. Peltz has also served as a director of Sysco Corporation since August 2015, The Madison Square Garden Company since September 2015 and The Procter & Gamble Company since March 2018. Mr. Peltz previously served as a director of H. J. Heinz Company from September 2006 to June 2013, Ingersoll-Rand plc from August 2012 to June 2014, Legg Mason, Inc. from October 2009 to December 2014, MSG Networks Inc. from December 2014 to September 2015 and Mondelēz International, Inc. from January 2014 to March 2018.

Mr. Peltz is actively involved with various civic organizations and serves as Honorary Co-Chairman of the board of trustees and Chairman of the board of governors of the Simon Wiesenthal Center, a member of the honorary board of directors of the Prostate Cancer Foundation, a member of the board of overseers of the Weill Cornell Medical College and Graduate School of Medical Sciences, a member of the board of overseers of The Milken Institute, a member of the Intrepid advisory council and an advisor and member of the executive council of No Labels, an organization that seeks to build a bipartisan centrist bloc in Congress.

Mr. Peltz is the father of Matthew H. Peltz, a director of the Company.

Qualifications: Mr. Peltz has more than 40 years of business and investment experience, has served as the chairman and chief executive officer of public companies for over 20 years and, since 2005, has served as Chief Executive Officer of Trian Partners. Throughout his professional career, he has developed extensive experience working with management teams and boards of directors, as well as in acquiring, investing in and building companies and implementing operational improvements at the companies with which he has been involved. As a result, Mr. Peltz has strong operating experience and strategic planning skills, valuable leadership and corporate governance experience and strong relationships with institutional investors, investment banking/capital markets advisors and others that can be drawn upon for the Company’s benefit. Mr. Peltz has also been recognized by the National Association of Corporate Directors as among the most influential people in the global corporate governance arena. We believe that Mr. Peltz’s overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 75

Director Since: 1993

Current Board Committees:

Corporate Social Responsibility (Chair)

Executive (Chair)

10        The Wendy’s Company 2018 Proxy Statement

PETER W. MAY (VICE CHAIRMAN)

Mr. May has been a director of the Company since September 2008 when the Company commenced its current business, the ownership and franchising of the Wendy’s restaurant system. He served as a director of the Company’s predecessor companies from April 1993 until September 2008, when Wendy’s International, Inc. merged with Triarc Companies, Inc. Mr. May has served as our non-executive Vice Chairman since June 2007. He also served as our President and Chief Operating Officer and as a director or manager and an officer of certain of our subsidiaries from April 1993 through June 2007. Additionally, Mr. May has been President and a Founding Partner of Trian Partners since November 2005. From January 1989 to April 1993, Mr. May was President and Chief Operating Officer of Trian Group, Limited Partnership. From 1983 to December 1988, he was President and Chief Operating Officer and a director of Triangle Industries, Inc.

Mr. May has served as a director of Mondelēz International, Inc. since March 2018. He previously served as a director of Tiffany & Co. from May 2008 to May 2017.

Mr. May is actively involved with various civic organizations and serves as Chairman of the board of trustees of The Mount Sinai Health System in New York, Vice Chairman of the New York Philharmonic, a trustee of both the New-York Historical Society and The University of Chicago, a life member of the advisory council of The University of Chicago Booth School of Business, a director of the Lincoln Center of the Performing Arts, a partner of the Partnership for New York City and a member of the executive council of No Labels.

Qualifications: Mr. May has more than 40 years of business and investment experience, has served as the president and chief operating officer of public companies for over 20 years and, since 2005, has served as President of Trian Partners. Throughout his professional career, he has developed extensive experience working with management teams and boards of directors, as well as in acquiring, investing in and building companies and implementing operational improvements at the companies with which he has been involved. Mr. May also brings to the Board financial sophistication by virtue of his prior professional experience as a certified public accountant. As a result, Mr. May has strong operating experience and strategic planning skills, valuable leadership and corporate governance experience and has strong relationships with institutional investors, investment banking/capital markets advisors and others that can be drawn upon for the Company’s benefit. We believe that Mr. May’s overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 75

Director Since: 1993

Current Board Committees:

Capital and Investment (Chair)

Compensation

Corporate Social Responsibility

Executive

Technology (Chair)

        The Wendy’s Company 2018 Proxy Statement        11

KRISTIN A. DOLAN

Ms. Dolan was elected as a director of the Company in July 2017. She is the founder and has been the Chief Executive Officer of 605 LLC, an audience measurement and data analytics company in the media and entertainment industries, since its inception in November 2016. Prior to founding 605 LLC, Ms. Dolan worked at Cablevision Systems Corporation, a former large communications service provider sold in 2016, where she held several key leadership positions, including Chief Operating Officer from April 2014 to June 2016, President of Optimum Services from November 2011 to April 2014, Senior Executive Vice President of Product Management and Marketing from November 2011 to April 2013 and Senior Vice President from June 2003 to November 2011.

Ms. Dolan has also served as a director of AMC Networks Inc. since June 2011, The Madison Square Garden Company since September 2015, Revlon, Inc. since May 2017 and MSG Networks Inc. since April 2018. She previously served as a director of Cablevision Systems Corporation from May 2010 to June 2016.

Qualifications: Ms. Dolan brings to our Board substantial expertise in television audience data analytics, information integration and strategic marketing. Her breadth of knowledge and experience is attributable to her extensive professional background in communications, marketing and operations at Cablevision Systems Corporation, where she also held several key senior leadership positions. Ms. Dolan provides intimate and unique knowledge of television marketing campaigns, consumer data utilization, current and sophisticated data methodologies, predictive modeling and media expertise, each of which are important to the Company’s business. She also possesses significant executive management experience, which includes insight into corporate governance, working with management teams and boards of directors, finance, mergers & acquisitions, budgeting and strategic planning. We believe that Ms. Dolan’s overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 52

Director Since: 2017

Current Board Committees:

Technology

12        The Wendy’s Company 2018 Proxy Statement

KENNETH W. GILBERT

Mr. Gilbert has been a director of the Company since May 2017. From October 2012 to December 2017, he served as the Group Chief Marketing Officer of VOSS of Norway ASA, a global manufacturer and marketer of premium bottled water. Prior to joining VOSS, Mr. Gilbert founded and served as the President of RazorFocus, a marketing consultant practice, from May 2005 to October 2012. Prior to that, he served as President and Chief Operating Officer of UniWorld Group, Inc., the longest established multicultural advertising agency in the U.S., from May 2003 to June 2004. From September 1995 to April 2001, Mr. Gilbert worked at Snapple Beverage Corporation (formerly Snapple Beverage Group, Inc.) as Senior Vice President and Chief Marketing Officer, where he led marketing efforts to revitalize the brand and assembled four company brands for successful disposition. Prior to his employment with Snapple, Mr. Gilbert served as Group Account Director at the Messner Vetere Berger Carey Schmetterer RSCG advertising agency from July 1991 to August 1995 and as Senior Vice President and Director of Client Services at UniWorld Group, Inc. from February 1989 to June 1991.

Mr. Gilbert also serves as Chairman for YourBevCo, LLC, a beverage device company that develops consumer devices that remove problematic ingredients from beverages known to cause allergic or sensitivity reactions.

Qualifications: Mr. Gilbert possesses extensive experience in global brand management, marketing communications, advertising strategy and corporate social responsibility attributable to his overall professional background as a senior marketing executive in the consumer beverage industry. In his former role as Chief Marketing Officer for VOSS, Mr. Gilbert oversaw the company’s marketing function, administered multi-million dollar budgets, directed internal marketing capabilities and managed the company’s strategic worldwide brand development, expansion and distribution. His Board qualifications include his in-depth knowledge and expertise in innovative brand revitalization, risk orientation, advertising conceptualization and public relations. Mr. Gilbert also provides valuable and unique insights into consumer brand positioning strategies, new product development, digital and social media platforms and cultivation of brand recognition and value, all of which are important to the Company’s business. We believe that Mr. Gilbert’s overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 67

Director Since: 2017

Current Board Committees:

Corporate Social Responsibility

Technology

        The Wendy’s Company 2018 Proxy Statement        13

DENNIS M. KASS

Mr. Kass has been a director of the Company since December 2015. From February 2013 to June 2014, Mr. Kass served as Vice Chairman and a Senior Advisor at Ridgeway Partners, an executive search firm. From 2003 to 2012, Mr. Kass served as Chairman and Chief Executive Officer of Jennison Associates, LLC, an institutional asset manager. Prior to joining Jennison Associates, Mr. Kass spent 13 years with JPMorgan’s investment management unit, last serving as Vice Chairman and Chief Fiduciary Officer of JPMorgan Fleming Asset Management, and he was also Vice President of the investment banking division at Goldman Sachs & Co. Also, Mr. Kass served in the Reagan Administration as the Assistant Secretary of Labor for Pension and Welfare Benefits under the Employee Benefits Security Administration from 1985 to 1987 and was a Special Assistant to the President for Policy Development from 1981 to 1982.

Mr. Kass served as a director of Legg Mason, Inc. from April 2013 to July 2017 and was the non-executive Chairman of Legg Mason from July 2013 to October 2014. Mr. Kass also served as an Advisory Partner of Trian Partners until December 2017.

Mr. Kass serves as a member of the Lockheed Martin investment management company advisory board and the advisory board for finance and the global executive board for the MIT Sloan School of Management. He previously served as a trustee and Vice Chairman of the Financial Accounting Foundation and as a member of the investment advisory board of Cleveland Clinic Innovations.

Qualifications: Mr. Kass has significant knowledge and expertise in financial and asset management, accounting processes, corporate governance and public policy that is derived from his diverse professional and public service experiences. He also has notable experience with the implementation and oversight of investment product lines, retail and institutional distribution capabilities and overall business operations. Mr. Kass brings to our Board valuable leadership experience in working with management teams and boards of directors, as well as extensive knowledge and insight in finance, mergers and acquisitions, capital management, governance and regulatory matters relevant to public company audit, compensation and benefits committees. Mr. Kass has also acquired financial sophistication by virtue of his business experience and professional background, including his past service as Chief Executive Officer and Chief Fiduciary Officer of two different companies. We believe that Mr. Kass’ overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 67

Director Since: 2015

Current Board Committees:

Audit

Compensation

14        The Wendy’s Company 2018 Proxy Statement

JOSEPH A. LEVATO

Mr. Levato has been a director of the Company since September 2008 when the Company commenced its current business, the ownership and franchising of the Wendy’s restaurant system. He served as a director of the Company’s predecessor companies from June 1996 until September 2008, when Wendy’s International, Inc. merged with Triarc Companies, Inc. Mr. Levato also served as Executive Vice President and Chief Financial Officer of the Company and certain of our subsidiaries from April 1993 to August 1996, when he retired from the Company. Prior to that, he was Senior Vice President and Chief Financial Officer of Trian Group, Limited Partnership from January 1992 to April 1993. From 1984 to December 1988, Mr. Levato served as Senior Vice President and Chief Financial Officer of Triangle Industries, Inc.

Qualifications: Mr. Levato has significant knowledge of industrial, financial and consumer-related businesses that is derived from his professional experiences, including several years of senior management and leadership experience with the Company. Mr. Levato brings to our Board an intimate knowledge of governance and regulatory matters relevant to public company audit and compensation committees. Mr. Levato has acquired financial sophistication by virtue of his business experience and background, including his past service as Chief Financial Officer of three different companies, and the Board of Directors has determined that Mr. Levato qualifies as an “audit committee financial expert” within the meaning of SEC regulations. We believe that Mr. Levato’s overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 77

Director Since: 1996

Current Board Committees:

Audit

Compensation

Executive

Nominating and Corporate Governance

        The Wendy’s Company 2018 Proxy Statement        15

MICHELLE “MICH” J. MATHEWS-SPRADLIN

Ms. Mathews-Spradlin has been a director of the Company since February 2015. From 1993 until her retirement in 2011, Ms. Mathews-Spradlin worked at Microsoft Corporation, where she served as Chief Marketing Officer and held several other key leadership positions prior to that time. Prior to her employment with Microsoft, Ms. Mathews-Spradlin worked in the United Kingdom as a communications consultant for Microsoft from 1989 to 1993. Prior to that, she held various roles at General Motors Co. from 1986 to 1989.

Ms. Mathews-Spradlin also serves as a board member of several private companies, including OANDA Global Corporation, The Bouqs Company and You & Mr Jones. She is also a member of the board of trustees of the California Institute of Technology and a member of the executive board of the UCLA School of Theater, Film and Television.

Qualifications: Ms. Mathews-Spradlin possesses extensive experience in global brand management and a deep understanding of the technology industry attributable to her background as a senior executive at Microsoft Corporation, one of the world’s largest technology companies. In her role as Chief Marketing Officer, she oversaw the company’s global marketing function, managed a multi-billion dollar marketing budget and an organization of several thousand people, and built demand for the company’s technology brands, including Windows, Office, Xbox, Bing and Internet Explorer. Ms. Mathews-Spradlin provides the Board with substantial and unique insights into digital media and marketing strategies, as well as an in-depth understanding of consumer-facing technology, all of which are important to the Company’s business. We believe that Ms. Mathews-Spradlin’s overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 51

Director Since: 2015

Current Board Committees:

Compensation

Corporate Social Responsibility

Technology

16        The Wendy’s Company 2018 Proxy Statement

MATTHEW H. PELTZ

Mr. Peltz has been a director of the Company since December 2015. Mr. Peltz is a Senior Analyst and Partner and has been a member of the Investment Team of Trian Partners since January 2008. As a senior member of the Investment Team, he sources and generates new investment ideas, leads due diligence on potential investments and focuses on portfolio construction, risk management and corporate governance matters. Prior to joining Trian Partners, Mr. Peltz was with Goldman Sachs & Co. from May 2006 to January 2008, where he worked as an investment banking analyst and subsequently joined Liberty Harbor, an affiliated multi-strategy hedge fund.

Following the separation of the water and electrical businesses of Pentair plc into two independent publicly traded companies, which is targeted to occur on April 30, 2018, Mr. Peltz will become a member of the board of directors of Pentair plc. Since September 2015, Mr. Peltz has attended meetings of the Pentair plc board of directors in a non-voting, non-participating observer capacity. Mr. Peltz previously served as a director of the former parent company of the Arby’s® restaurant brand, from September 2012 to December 2015.

Mr. Peltz is the son of Nelson Peltz, the non-executive Chairman and a director of the Company.

Qualifications: Mr. Peltz’s qualifications to serve on our Board include his breadth of knowledge and experience in corporate finance, mergers and acquisitions, capital allocation and operational improvements attributable to his professional background, including his service as a senior member of Trian Partners’ Investment Team where he focuses on, among other things, environmental, social and governance issues across the Trian Partners portfolio. Mr. Peltz also provides our Board with valuable experience and unique insight into the quick-service restaurant industry from his recent service as a director of ARG Holding Corporation. We believe that Mr. Peltz’s overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 35

Director Since: 2015

Current Board Committees:

Capital and Investment

Corporate Social Responsibility

Technology

        The Wendy’s Company 2018 Proxy Statement        17

TODD A. PENEGOR

Mr. Penegor has been a director of the Company since May 2016. He joined the Company in June 2013 and has served as our President and Chief Executive Officer since May 2016. Prior to that, he served as our President and Chief Financial Officer from January 2016 to May 2016. Mr. Penegor also served as our Executive Vice President, Chief Financial Officer and International from December 2014 to January 2016 and as our Senior Vice President and Chief Financial Officer from September 2013 to December 2014. Prior to joining the Company, Mr. Penegor worked at Kellogg Company, a global leader in food products, from 2000 to 2013 where he held several key leadership positions, including Vice President of Kellogg Company and President of U.S. Snacks from 2009 to 2013, Vice President and Chief Financial Officer of Kellogg Europe from 2007 to 2009 and Vice President and Chief Financial Officer of Kellogg USA and Kellogg Snacks from 2002 to 2007. Prior to joining Kellogg, Mr. Penegor worked for 12 years at Ford Motor Company in various positions, including strategy, mergers and acquisitions, the controller’s office and treasury.

Mr. Penegor is actively involved with various civic organizations and serves as Vice Chair of the board of trustees of the Dave Thomas Foundation for Adoption and as a member of the Michigan State University Eli Broad College of Business financial advisory board.

Qualifications: In addition to serving as our President and Chief Executive Officer, Mr. Penegor has extensive experience as an executive in the food products and consumer goods industries, including several years of senior management and leadership experience with Kellogg Company and Ford Motor Company. Mr. Penegor provides the Board with significant expertise in matters of corporate finance, business administration, investor relations, financial reporting, strategic planning, brand building and domestic and international operations, all of which are important to the Company’s business. We believe that Mr. Penegor’s overall experience and knowledge will benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 52

Director Since: 2016

Current Board Committees:

Capital and Investment

Executive

18        The Wendy’s Company 2018 Proxy Statement

PETER H. ROTHSCHILD

Mr. Rothschild has been a director of the Company since May 2010. He served as a director of Wendy’s International from March 2006 until its merger with the Company in September 2008. Mr. Rothschild has been the Managing Member of Daroth Capital LLC, a financial services company, since its founding in 2001 and the President and CEO of its wholly-owned subsidiary, Daroth Capital Advisors LLC, a securities broker-dealer, since 2002. Prior to founding Daroth Capital LLC, Mr. Rothschild was a Managing Director and co-head of the Leveraged Finance and Industrial Finance groups at Dresdner Kleinwort Wasserstein and its predecessor Wasserstein Perella, an investment bank, where he worked from 1996 to 2001. From 1990 to 1996, Mr. Rothschild was a Senior Managing Director and head of the Natural Resources Group at Bear, Stearns & Co. Inc. and one of the founders of the firm’s Leveraged Finance and Financial Buyer Coverage groups. From 1984 to 1990, he was Managing Director at Drexel Burnham Lambert.

Mr. Rothschild previously served as a director of Deerfield Capital Corp., predecessor to CIFC Corp., from December 2004 to April 2011 and as Interim Chairman of Deerfield Capital’s board of directors from April 2007 to April 2011.

Mr. Rothschild is also actively involved with various civic organizations and serves a member of The Mount Sinai Medical Center Samuel Bronfman Department of Medicine advisory board, the Tufts University School of Engineering board of advisors and the Tufts University Gordon Institute Entrepreneurial Leadership Program advisory board.

Qualifications: Mr. Rothschild has been employed as an investment banker since 1981. He has served on the board of directors of numerous companies, including Wendy’s International and Deerfield Capital, where he served as Interim Chairman. As a result of his professional background, Mr. Rothschild brings to our Board a deep understanding of corporate governance principles and extensive knowledge and experience in finance, mergers and acquisitions, capital management, corporate restructurings and the quick-service restaurant industry, all of which are important to the Company’s business. We believe that Mr. Rothschild’s overall experience and knowledge benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 62

Director Since: 2010

Current Board Committees:

Audit

Compensation (Chair)

Nominating and Corporate Governance (Chair)

        The Wendy’s Company 2018 Proxy Statement        19

ARTHUR B. WINKLEBLACK

Mr. Winkleblack has been a director of the Company since May 2016. Mr. Winkleblack provides financial, strategic planning and capital markets consulting services for Ritchie Bros. Auctioneers, a global leader in asset management and disposition and the world’s largest industrial auctioneer, where he has served as Senior Advisor to the CEO since June 2014. He retired in June 2013 as Executive Vice President and Chief Financial Officer of H. J. Heinz Company, a global packaged food manufacturer, where he had been employed since 2002. From 1999 to 2001, Mr. Winkleblack worked at Indigo Capital as Acting Chief Operating Officer of Perform.com and Chief Executive Officer of Freeride.com. Prior to that, he served as Executive Vice President and Chief Financial Officer of C. Dean Metropoulos Group from 1998 to 1999, as Vice President and Chief Financial Officer of Six Flags Entertainment Corporation from 1996 to 1998 and as Vice President and Chief Financial Officer of Commercial Avionics Systems, a division of AlliedSignal, Inc., from 1994 to 1996. Previously, he held various finance, strategy and business planning roles at PepsiCo, Inc. from 1982 to 1994.

Mr. Winkleblack has served as a director of Church & Dwight Co., Inc. since January 2008 and Performance Food Group Company since March 2015. He previously served as a director of RTI International Metals, Inc. from December 2013 until the company was acquired by Alcoa Corporation in July 2015.

Qualifications: Mr. Winkleblack has substantial experience as a senior executive and director across a broad range of industries, giving him knowledgeable perspectives on financial and strategic planning for domestic and international operations. Mr. Winkleblack’s 12 years of experience as Chief Financial Officer of a large, multinational consumer goods company enables him to bring valuable insight to the Board on a number of topics, including performance management, executive compensation, business analytics, risk management, investor relations, internal controls, financial reporting, information technology and mergers & acquisitions. His executive experience with Heinz and PepsiCo, as well as his board experience with Performance Food Group, provides a unique perspective on product supply dynamics for the quick-service restaurant industry. The Board of Directors has also determined that Mr. Winkleblack qualifies as an “audit committee financial expert” within the meaning of SEC regulations. We believe that Mr. Winkleblack’s overall experience and knowledge will benefit and contribute to the collective qualifications, skills and experience of our Board of Directors.

Age: 60

Director Since: 2016

Current Board Committees:

Audit (Chair)

Nominating and Corporate Governance

REQUIRED VOTE

The affirmative vote of a majority of the votes cast with respect to the election of a director nominee is required to elect such nominee as a director at the Annual Meeting. Abstentions and broker non-votes will not be included in the tabulation of voting results for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR

THE ELECTION OF EACH OF THE 11 DIRECTOR NOMINEES.

20        The Wendy’s Company 2018 Proxy Statement

CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE

The Board of Directors is currently led by Nelson Peltz, the Company’s non-executive Chairman, and Mr. May, the Company’s non-executive Vice Chairman. Mr. Penegor, the Company’s Chief Executive Officer, also serves as a member of the Board. Meetings of the Board of Directors are called to order and led by the Chairman or, in his absence, the Vice Chairman, or in the absence of both, the Chief Executive Officer. In the absence of the Chairman, Vice Chairman and Chief Executive Officer, a majority of the directors present may elect any director present as chairman of the meeting. Non-management directors generally meet in executive session without management present after each regularly scheduled Board meeting.

The Board of Directors separated the positions of Chairman and Chief Executive Officer in June 2007 when Mr. Peltz, after serving as Chairman and Chief Executive Officer of the predecessor of the Company from 1993 to June 2007, became our non-executive Chairman. The positions of Chairman and Chief Executive Officer have remained separate since that time, with Mr. Peltz currently serving as our non-executive Chairman and Mr. Penegor currently serving as our Chief Executive Officer.

The Board believes that separating these two positions enables our Chairman to lead the Board of Directors in its oversight and advisory roles and allows our Chief Executive Officer to focus on supervising the Company’s day-to-day business operations and developing and implementing the Company’s business strategies and objectives. Because of the many responsibilities of the Board of Directors and the significant time and effort required by each of the Chairman and the Chief Executive Officer to perform their respective duties, the Board believes that having separate persons in these roles enhances the ability of each to discharge those duties effectively and, as a result, enhances the Company’s prospects for success. The Board also believes that having separate positions of Chairman and Chief Executive Officer provides a clear delineation of responsibilities for each position and fosters greater accountability of management.

The Board of Directors has carefully considered and approved its current leadership structure and believes that this structure is appropriate and in the best interests of the Company and our stockholders, who benefit from the combined leadership, judgment, knowledge and experience of our Chairman, Mr. Peltz, and our Chief Executive Officer, Mr. Penegor.

BOARD MEMBERSHIP CRITERIA AND DIRECTOR NOMINATIONS

The Board of Directors adopted general Board membership criteria, which are set forth in the Company’s Corporate Governance Guidelines. The Board seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Board’s assessment of potential director candidates includes an individual’s qualification as independent, as well as consideration of diversity, age, educational background, other board experience and commitments, business and professional achievements, skills and experience in the context of the needs of the Board. The Company does not have a stated policy regarding the diversity of nominees or Board members; rather, the Nominating and Corporate Governance Committee and the Board view diversity (whether based on concepts such as gender, race and national origin, or broader principles such as differences in backgrounds, skills, experiences and viewpoints) as one of many elements to be considered when evaluating a particular candidate for Board membership.

The Nominating and Corporate Governance Committee considers recommendations regarding possible director candidates from any source, including stockholders. Stockholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee by giving written notice of the recommendation to the Chair of the Nominating and Corporate Governance Committee, in care of the Secretary of the Company at our corporate offices at the address provided under the caption “Contacting the Secretary and Corporate Offices.” The notice must: (i) include the candidate’s name, age, business address, residence address and principal occupation; (ii) describe the qualifications, attributes, skills or other qualities possessed by the candidate; and (iii) be accompanied by a written statement from the candidate consenting to serve as a director, if elected. Candidates who have been recommended by stockholders will be evaluated by the Nominating and Corporate Governance Committee in the same manner as other potential candidates. Stockholders who wish to formally nominate a candidate for election to the Board may do so provided they comply with the applicable eligibility, notice, content, stock ownership and other requirements set forth in our Certificate of Incorporation and By-Laws, which are described under the caption “Other Matters—Stockholder Proposals for 2019 Annual Meeting of Stockholders.”

        The Wendy’s Company 2018 Proxy Statement        21

DIRECTOR INDEPENDENCE

Under the rules and listing standards of NASDAQ, the Board of Directors must have a majority of directors who meet the criteria for independence required by NASDAQ. Pursuant to our Corporate Governance Guidelines, the Board is required to determine whether each director satisfies the criteria for independence based on all relevant facts and circumstances. No director qualifies as independent unless the Board of Directors affirmatively determines that such director has no relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

In accordance with the Corporate Governance Guidelines, the Board adopted the Director Independence Categorical Standards (the “Independence Standards”) to assist the Board in determining the independence of the Company’s directors. Copies of the Corporate Governance Guidelines and the Independence Standards are available on our website at www.wendys.com/who-we-are. Pursuant to the Independence Standards, the following relationships will preclude a director from qualifying as independent:

•

The director is, or at any time during the past three years was, an employee of the Company, or an immediate family member of the director is, or at any time during the past three years was, an executive officer of the Company;

•

The director or an immediate family member of the director accepted, during any 12-month period within the past three years, more than $120,000 in direct or indirect compensation from the Company, other than: (i) compensation for Board or Board committee service; (ii) compensation paid to an immediate family member who is a non-executive employee of the Company; or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•

The director or an immediate family member of the director (i) is a current partner of the Company’s outside auditor or (ii) was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during the past three years;

•

The director or an immediate family member of the director is employed as an executive officer of another entity where at any time during the past three years any of the Company’s executive officers served on the compensation committee of such other entity; or

•

The director or an immediate family member of the director is a partner in, or a controlling stockholder or an executive officer of, any organization (including a non-profit organization, foundation or university) to which the Company made, or from which the Company received, payments for property or services in the current fiscal year or any of the past three fiscal years that exceed the greater of $200,000 or 5% of the recipient’s consolidated gross revenues for that year, other than (i) payments arising solely from investments in the Company’s securities and (ii) payments under non-discretionary charitable contribution matching programs.

In applying these objective disqualifiers, the Board of Directors will take into account any commentary, interpretations or other guidance provided by NASDAQ with respect to NASDAQ Listing Rule 5605. Under the Independence Standards, any relationships or transactions not described above will preclude a director from qualifying as independent only if:

•

The director has a “direct or indirect material interest” in such relationship or transaction within the meaning of Item 404(a) of SEC Regulation S-K and the material terms of the relationship or transaction are materially more favorable to the director than those that would be offered at the time and in comparable circumstances to unaffiliated persons; or

•

The Board of Directors, in exercising its judgment in light of all relevant facts and circumstances, determines that the relationship or transaction interferes with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

The Independence Standards provide that a relationship between the Company and an entity for which a director serves solely as a non-management director is not by itself material.

The Nominating and Corporate Governance Committee and the Board of Directors considered and reviewed certain transactions and relationships identified through responses to annual questionnaires completed by the Company’s directors, as well as other information presented by management related to transactions and relationships during the past three years between the Company, on the one hand, and the directors (including their immediate family members and business, charitable and other affiliates), on the other hand. As a result of these reviews, the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, affirmatively determined that under applicable NASDAQ rules and the Independence Standards, each of Mses. Dolan and Mathews-Spradlin and Messrs. Gilbert, Kass, Levato, May, Rothschild and Winkleblack qualified as an independent director.

22        The Wendy’s Company 2018 Proxy Statement

In making its independence determinations with respect to Mses. Dolan and Mathews-Spradlin and Messrs. Gilbert, Kass, Levato and Rothschild, the Board noted that these directors did not have any transactions or relationships with the Company during the past three years. In making its independence determinations with respect to Messrs. May and Winkleblack, the Board of Directors considered the following transactions and relationships, each of which was deemed by the Board not to interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director:

•

Mr. May is the President and a founding partner of Trian Partners, which, as noted above, is a significant and long-term stockholder of the Company and party to that certain agreement with the Company described under the caption “Certain Relationships and Related Person Transactions.” Mr. May also served as President and Chief Operating Officer of the predecessor of the Company from April 1993 through June 2007. The Board of Directors considered the relationship of Trian Partners and its partners with the Company and the presence of Trian Partners representatives (including Nelson Peltz) on the board of directors of Sysco Corporation, which is one of the Company’s suppliers.

•

Mr. Winkleblack serves as a non-management director of Performance Food Group Company, a leading marketer and distributor of food and food-related products across the United States. The Company and its franchisees purchased food, beverages and supplies from Performance Food Group Company.

One of the Company’s former directors, Janet Hill, served on the Board of Directors until May 2017 when her term expired at the Company’s 2017 annual meeting of stockholders. In February 2017, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, affirmatively determined that Ms. Hill qualified as an independent director under applicable NASDAQ rules and the Independence Standards.

BOARD COMMITTEES AND RELATED MATTERS

The Board has a standing Audit Committee, Compensation Committee, Performance Compensation Subcommittee and Nominating and Corporate Governance Committee. Copies of the Charter of the Audit Committee, Joint Charter of the Compensation Committee and of the Performance Compensation Subcommittee and Charter of the Nominating and Corporate Governance Committee are available on our website at www.wendys.com/who-we-are and are available in print, free of charge, to any stockholder who requests them. The Board also has a standing Capital and Investment Committee, Corporate Social Responsibility Committee, Executive Committee and Technology Committee. The current members of each Board committee are identified in the table below.

NAME	AUDIT	COMPENSATION	NOMINATING AND CORPORATE GOVERNANCE	CAPITAL AND INVESTMENT	CORPORATE SOCIAL RESPONSIBILITY	EXECUTIVE	TECHNOLOGY
Nelson Peltz					Chair	Chair
Peter W. May*		✓		Chair	✓	✓	Chair
Emil J. Brolick					✓
Kristin A. Dolan*							✓
Kenneth W. Gilbert*					✓		✓
Dennis M. Kass*	✓	✓ (1)
Joseph A. Levato*	✓	✓	✓			✓
Michelle J. Mathews-Spradlin*		✓ (1)			✓		✓
Matthew H. Peltz				✓	✓		✓
Todd A. Penegor				✓		✓
Peter H. Rothschild*	✓	Chair (1)	Chair
Arthur B. Winkleblack*	Chair		✓

*	Independent Director.

(1)	Also serves as a member of the Performance Compensation Subcommittee.

        The Wendy’s Company 2018 Proxy Statement        23

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS, ANNUAL MEETING

The Board of Directors held nine meetings during 2017. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by the Board committees on which he or she served (in each case, held during the period such director served). In accordance with the Corporate Governance Guidelines, directors are expected to attend the Company’s annual meetings of stockholders. Each of the Company’s directors who were then serving on the Board attended the Company’s 2017 annual meeting of stockholders.

AUDIT COMMITTEE

Committee Members:	Committee Functions:
Arthur B. Winkleblack* (Chair) Dennis M. Kass Joseph A. Levato* Peter H. Rothschild *Audit Committee Financial Expert Number of Meetings in 2017: 5

As more fully described in its charter, the Audit Committee oversees the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Audit Committee also assists the Board in fulfilling the Board’s oversight responsibility relating to:

•    The integrity of the Company’s financial statements and financial reporting process, the Company’s systems of internal accounting and financial controls and other financial information provided by the Company;

•    The performance of the Company’s internal audit function;

•    The annual independent audit of the Company’s financial statements, the engagement of the Company’s independent registered public accounting firm and the evaluation of such firm’s qualifications, independence and performance;

•    The Company’s compliance with legal and regulatory requirements, including the Company’s disclosure controls and procedures; and

•    Discussing risk assessment and risk management policies, particularly those involving major financial risk exposures.

Independence and Financial Literacy.  The Board has determined that each member of the Audit Committee satisfies the independence and financial literacy requirements of NASDAQ and the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has also determined that two members of the Audit Committee, Messrs. Levato and Winkleblack, each qualify as an “audit committee financial expert” under applicable SEC rules and regulations and as a “financially sophisticated” audit committee member under applicable NASDAQ rules.

Audit Committee Report.  The report of the Audit Committee with respect to 2017 is provided below under the caption “Audit Committee Report.”

24        The Wendy’s Company 2018 Proxy Statement

COMPENSATION COMMITTEE AND PERFORMANCE COMPENSATION SUBCOMMITTEE

Committee Members:	Committee Functions:
Peter H. Rothschild* (Chair) Dennis M. Kass* Joseph A. Levato Michelle J. Mathews-Spradlin* Peter W. May *Subcommittee Member Number of Meetings in 2017: 4 joint meetings

As more fully described in its charter, the primary purpose of the Compensation Committee is to assist the Board of Directors in discharging the Board’s responsibilities relating to compensation of the Company’s directors and executive officers, including administering any salary, compensation and incentive plans that the Committee is designated by the Board to administer. In carrying out its duties, the Compensation Committee:

•    Reviews and approves the goals and objectives relevant to compensation of our Chief Executive Officer, evaluates the Chief Executive Officer’s performance in light of those goals and objectives and determines (or recommends to the Board for determination) the compensation of the Chief Executive Officer based on such evaluation;

•    Reviews and approves the compensation of our other executive officers, oversees an evaluation of the compensation program’s effectiveness for such officers and determines the compensation of such officers upon considering any other relevant matters, including any recommendations made by the Chief Executive Officer and the Compensation Committee’s independent outside compensation consultant;

•    Reviews and approves the overall compensation philosophy, policies and procedures for the Company’s executive officers, including the use of employment agreements, severance plans and arrangements, deferred compensation plans and other executive benefits and perquisites;

•    Reviews and advises the Board with respect to executive officer incentive programs, compensation plans and equity-based plans, and administers such plans as the Board designates, which includes the determination of awards to be granted to executive officers and other employees under such plans and evaluation of achievements of established plan goals and objectives;

•    Reviews the competitiveness and appropriateness of our non-employee director compensation program and approves (or makes recommendations to the Board) with respect to non-employee director compensation and perquisites;

•    Reviews and discusses the Compensation Discussion and Analysis prepared by management and determines whether to recommend to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement and annual report;

•    Reviews and evaluates with management whether the Company’s compensation policies and practices for executive officers and other employees create risks that are reasonably likely to have a material adverse effect on the Company and reviews any related disclosure required by SEC rules and regulations to be included in the Company’s proxy statement;

•    Provides recommendations to the Board on compensation-related proposals to be considered at stockholder meetings (including say-on-pay and say-on-frequency advisory votes), reviews the results of any stockholder advisory votes on executive compensation matters and considers whether to implement (or recommend to the Board the implementation of) any modifications to the Company’s compensation programs and policies in response to such voting results;

•    Performs certain settlor functions with respect to the Company’s 401(k) plan and other pension, profit sharing, thrift or other retirement plans and ERISA welfare benefit plans (collectively, the “ERISA Plans”);

•    Reviews, approves and adopts any new retirement plan, or any amendment to the Company’s 401(k) plan or other retirement plan, that would result in a material cost increase or material change in benefit levels, subject to applicable plan documents;

•    Appoints, monitors and removes (if necessary), members of the Investment Review Committee and Benefits Administrative Committee (two committees composed of Company employees responsible for oversight of our ERISA Plans), which includes conducting annual reviews of such committee and modifying such committees’ responsibilities as the Compensation Committee considers appropriate (such as the delegation of specific compliance monitoring, plan review or other ERISA plan-related responsibilities); and

•    Conducts an annual review of each ERISA Plan’s operations (except as otherwise specified in the applicable plan documents).

        The Wendy’s Company 2018 Proxy Statement        25

Performance Compensation Subcommittee.  The Performance Compensation Subcommittee (the “Subcommittee”) was also established by the Board in 1997 to administer the Company’s compensation plans that are intended to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), including the Company’s 2010 Omnibus Award Plan, as amended (the “2010 Omnibus Award Plan”), and any other salary, compensation and incentive plans that the Subcommittee is designated by the Board to administer.

Independence.  The Board has determined that each member of the Compensation Committee and the Subcommittee satisfies the independence requirements of NASDAQ. In addition, each member of the Subcommittee is an “outside director” for purposes of Section 162(m) of the Internal Revenue Code and a “non-employee director” for purposes of Section 16 of the Exchange Act.

Compensation Committee Report.  The report of the Compensation Committee with respect to 2017 is provided below under the caption “Compensation Committee Report.”

Additional information about the actions taken by the Compensation Committee and Subcommittee in 2017 with respect to the executive compensation of our NEOs is discussed in the “Compensation Discussion and Analysis” and under the caption “Compensation Committee Report.” The actions taken by the Compensation Committee in 2017 regarding the compensation of our non-employee directors are discussed under the caption “Compensation of Directors.”

Authority to Delegate

The Compensation Committee and the Subcommittee each may delegate authority to subcommittees composed of one or more of its members, and also may delegate authority to its Chair when it deems appropriate, subject to the terms of its charter. The Compensation Committee and the Subcommittee also may delegate to one or more directors or officers the authority to make grants of equity-based compensation to eligible employees who are not executive officers, subject to the terms of the Company’s compensation plans and applicable legal and regulatory requirements. Any director or officer to whom the Compensation Committee or the Subcommittee grants such authority must regularly report any grants so made, and the Committee or the Subcommittee may revoke any delegation of authority at any time.

Role of Compensation Consultants in the Executive Compensation Process

In carrying out its responsibilities, the Compensation Committee periodically reviews and evaluates the components and competitiveness of the Company’s executive compensation program, using information drawn from a variety of sources, including information provided by outside compensation consultants, legal counsel and other advisors, as well as the Committee’s own experience in recruiting, retaining and compensating executives. The Compensation Committee has the sole authority to retain and oversee the work of outside compensation consultants, legal counsel and other advisors in connection with discharging its responsibilities, including the sole authority to determine such consultants’ or advisors’ fees and other retention terms. The Company provides such funding as the Compensation Committee determines to be necessary or appropriate for payment of compensation to consultants and advisors retained by the Committee.

Since December 2009, the Compensation Committee has engaged Frederic W. Cook & Co., Inc. (“FW Cook”) to serve as its independent outside compensation consultant. Representatives from FW Cook regularly attend Compensation Committee meetings and provide advice to the Committee on a variety of compensation-related matters. The Compensation Committee seeks input from FW Cook on competitive market practices, including evolving trends and best practices. During 2017, FW Cook assisted the Compensation Committee with respect to the design of the Company’s executive compensation program and determination of targeted compensation levels thereunder, including base salary levels, the 2017 annual cash incentive and long-term equity incentive awards, and the overall mix of total direct compensation for the Chief Executive Officer and other senior executives. FW Cook also advised the Compensation Committee in connection with its review and approval of compensation packages offered to executives, as well as the design of and modifications to the executive compensation program for 2018. At the request of the Compensation Committee, FW Cook periodically reviews the compensation components and levels of the Company’s executive officers and advises the Committee on the appropriateness of the Company’s executive compensation program in the context of its overall compensation philosophy. Under the terms of its engagement, FW Cook does not provide any other services to the Company and works with management only on matters for which the Compensation Committee has oversight responsibility. The Compensation Committee has assessed the independence of FW Cook pursuant to applicable SEC and NASDAQ rules (including consideration of the six independence factors specified in NASDAQ Listing Rule 5605(d)(3)(D)) and concluded that no conflict of interest exists that would prevent FW Cook from serving as an independent compensation consultant to the Committee.

26        The Wendy’s Company 2018 Proxy Statement

Management provides information and makes recommendations to the Compensation Committee from time to time regarding the design of the Company’s executive compensation program. In formulating its recommendations, management reviews information from a variety of sources, including information provided by outside compensation consultants. During 2017, management engaged Willis Towers Watson to serve as management’s outside compensation consultant. Willis Towers Watson provided market data and other information to management in connection with the design of the Company’s executive compensation program, including a review of base salary, total cash compensation and total direct compensation levels for the Chief Executive Officer and other senior executives. Willis Towers Watson also advised management on potential voting recommendations by proxy advisory firms with respect to the Company’s executive compensation program. Certain of the market data and other information provided by Willis Towers Watson was also made available to the Compensation Committee and its independent outside compensation consultant, FW Cook.

Management’s Role in the Executive Compensation Process

The Company’s executive officers provide support and assistance to the Compensation Committee and the Subcommittee on a variety of compensation-related matters. Each year, the Chief Executive Officer and other senior executives provide input to the Subcommittee regarding the design of the Company’s annual cash incentive plan and annual long-term equity incentive plan, including proposed performance goals and objectives and a list of participants eligible to receive awards. The Subcommittee then determines the structure and components of the annual cash incentive and long-term equity incentive awards after considering management’s recommendations, as well as input from the Subcommittee’s independent outside compensation consultant. With respect to performance-based awards, following the completion of each performance period, the Chief Financial Officer provides the Subcommittee with a certification of the Company’s actual performance relative to the stated performance goals and the resulting payouts to participants based on such performance. Under the terms of the annual cash incentive plan, payouts to executives other than the Chief Executive Officer can be adjusted by the Subcommittee by up to +/-25% (subject to the maximum incentive award opportunities established by the Subcommittee for purposes of Section 162(m) of the Internal Revenue Code) at the recommendation of the Chief Executive Officer, based on his assessment of each executive’s individual performance. The Subcommittee then determines the actual incentive payouts to eligible participants after taking into account Company and individual performance and any other relevant facts and circumstances.

The Chief Executive Officer and other executives with expertise in compensation, benefits, tax, accounting and legal matters provide information and make recommendations to the Compensation Committee from time to time on compensation-related matters, including proposed employment, retention, relocation, severance and other compensatory arrangements, base salary levels, annual cash incentive plans, long-term equity incentive awards, annual compensation risk assessments and evolving trends and best practices in executive compensation. Executives also present information to the Compensation Committee regarding the Company’s business and financial performance, strategic initiatives, legal and regulatory developments and other relevant matters. In accordance with applicable NASDAQ rules, the Chief Executive Officer may not be present during any voting or deliberations by the Compensation Committee or Subcommittee with respect to his compensation.

Compensation Committee Interlocks and Insider Participation

Six non-management directors served on the Compensation Committee during 2017: Ms. Hill (until her retirement from the Board in May 2017), Ms. Mathews-Spradlin and Messrs. Kass, Levato, May (upon his appointment to the Compensation Committee in May 2017) and Rothschild.

During 2017: (i) no member of the Compensation Committee had ever served as an officer or employee of the Company, except that Mr. Levato served as the Company’s Executive Vice President and Chief Financial Officer from April 1993 to August 1996 and Mr. May served as President and Chief Operating Officer of the predecessor of the Company from April 1993 to June 2007; (ii) no member of the Compensation Committee was party to any related person transaction or other relationship requiring disclosure under Item 404 of SEC Regulation S-K, except that, as previously noted above, Mr. May is the President and a founding partner and Principal of Trian Partners, which is a significant and long-term stockholder of the Company and party to that certain agreement with the Company described under the caption “Certain Relationships and Related Person Transactions;” and (iii) none of the Company’s executive officers served as a member of the board of directors or the compensation committee, or a similar committee, of any other entity, one of whose executive officers served on the Board of Directors, the Compensation Committee or the Subcommittee.

        The Wendy’s Company 2018 Proxy Statement        27

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Committee Members:	Committee Functions:
Peter H. Rothschild (Chair) Joseph A. Levato Arthur B. Winkleblack Number of Meetings in 2017: 12

As more fully described in its charter, the Nominating and Corporate Governance Committee assists the Board by:

•    Identifying individuals qualified to become members of the Board, consistent with any guidelines and criteria approved by the Board;

•    Considering and recommending director nominees for the Board to select in connection with each annual meeting of stockholders;

•    Considering and recommending nominees for election to fill any vacancies on the Board and to address related matters;

•    Recommending to the Board the committee assignments of directors;

•    Developing and recommending to the Board corporate governance principles applicable to the Company; and

•    Overseeing an annual evaluation of the Board’s performance.

Independence.  The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee satisfies the independence requirements of NASDAQ.

OTHER BOARD COMMITTEES

Capital and Investment Committee.  The Capital and Investment Committee is responsible for approving the investment of the Company’s excess funds (i.e., funds not currently required for operations or acquisitions) and exercising approval authority for certain transactions (such as capital expenditures, acquisitions, dispositions and borrowings) within amounts specified by the Board.

Corporate Social Responsibility Committee.  The Corporate Social Responsibility Committee meets at least once annually and oversees and reviews the Company’s various social responsibility initiatives, as well as related risks and opportunities. The Corporate Social Responsibility Committee is also responsible for reviewing and approving the Company’s charitable contributions (subject to review and approval by the Audit Committee of any proposed charitable contribution that would constitute a related person transaction) and recommending to the Board any changes to the maximum amount of charitable contributions that may be made by the Company in any fiscal year.

Executive Committee.  During intervals between meetings of the Board, the Executive Committee may exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, including, without limitation, all such powers and authority as may be permitted under Section 141(c)(2) of the Delaware General Corporation Law.

Technology Committee.  In November 2017, the Board established the Technology Committee to assist the Board in discharging the Board’s oversight responsibilities relating to information technology and cybersecurity matters involving the Company’s digital customer engagement initiatives, including restaurant point-of-sale systems, digital ordering tools (such as kiosks, online ordering capabilities and mobile ordering applications) and digital and mobile customer loyalty programs. To the extent practicable, the Technology Committee will also review with management any supply chain-related technology matters.

EXECUTIVE SESSIONS OF THE BOARD

The Board of Directors holds regularly scheduled executive sessions in which non-management directors meet without any members of management present. The Chairman or, in his absence, the Vice Chairman, presides over these executive sessions. The Board also meets at least twice a year in executive session with only independent directors present. Annually, the Chair of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee rotate presiding over these executive sessions, with Mr. Rothschild presiding in 2017.

BOARD’S ROLE IN RISK OVERSIGHT

The Board of Directors provides oversight with respect to the Company’s risk assessment and risk management activities, which are designed to identify, prioritize, assess, monitor and mitigate material risks to the Company, including financial, operational, compliance and strategic risks. While the Board has primary responsibility for risk

28        The Wendy’s Company 2018 Proxy Statement

oversight, the Board’s standing committees support the Board by regularly addressing various risks in their respective areas of responsibility. The Audit Committee focuses on financial risks, including reviewing with management, the Company’s internal auditors and the Company’s independent registered public accounting firm the Company’s major risk exposures (with particular emphasis on financial risk exposures), the adequacy and effectiveness of the Company’s accounting and financial controls and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Compensation Committee considers risks presented by the Company’s compensation policies and practices for its executive officers and other employees, as discussed below under the caption “Compensation Risk Assessment.” The Nominating and Corporate Governance Committee reviews risks related to the Company’s corporate governance structure and processes, including director qualifications and independence, stockholder proposals related to governance, succession planning and the effectiveness of our Corporate Governance Guidelines. The Board’s risk oversight function is also supported by a Risk Oversight Committee composed of members of senior management. The Risk Oversight Committee is exclusively devoted to prioritizing and assessing all categories of enterprise risk, including risks delegated by the Board of Directors to the Board committees, as well as other operational, compliance and strategic risks facing the Company. Each of these committees reports directly to the Board.

The Board believes that its current leadership structure supports the risk oversight function of the Board. Having the roles of Chief Executive Officer and Chairman filled by separate individuals allows the Chief Executive Officer to lead senior management in its supervision of the Company’s day-to-day business operations, including the identification, assessment and mitigation of material risks, and allows the Chairman to lead the Board in its oversight of the Company’s risk assessment and risk management activities.

COMPENSATION RISK ASSESSMENT

As part of the Board’s risk oversight function, the Compensation Committee conducts an annual review of compensation-related risk. In February 2018, the Compensation Committee and its independent advisors met with management to review management’s conclusion that the Company’s compensation policies and practices for its employees do not create risks that are reasonably likely to have a material adverse effect on the Company. Management reviewed with the Compensation Committee the various factors underlying management’s conclusion, including the performance objectives and target levels used in connection with the Company’s incentive awards, as well as the features of the Company’s compensation plans that are designed to mitigate compensation-related risk, including the following:

•	Plan and award metrics are tied directly to overall profitability;

•

Various methods for delivering compensation are utilized, including cash-based and equity-based incentives with different time horizons that provide a balanced mix of both short-term and long-term incentives;

•	Performance-based awards have fixed maximum payouts;

•

The Company has the right to reduce or eliminate payouts under incentive awards through the use of negative discretion, including if a participant’s behavior is in conflict with the Company’s Code of Business Conduct and Ethics or any other Company policy or procedure;

•

Annual incentive payouts are not made until the Company’s financial statements are audited by the Company’s independent registered public accounting firm and plan results are certified by the Chief Financial Officer; and

•

All incentive awards granted under the 2010 Omnibus Award Plan contain clawback provisions in favor of the Company in the event the Company is required to materially restate its financial statements or a court determines that a participant has engaged in a “detrimental activity” (as defined in the 2010 Omnibus Award Plan).

With respect to the Company’s compensation program for executive officers, the Compensation Committee concluded that this program is appropriately designed to support the Company’s business objectives by linking executive compensation to individual performance, the Company’s attainment of annual and multi-year operating and financial goals and the creation of long-term stockholder value. The executive compensation program includes the following features that are designed to prevent risk-taking that could have a material adverse effect on the Company:

•	Base salaries represent a sufficient component of executives’ total cash compensation so that excessive risk-taking that might be associated with performance-based compensation is mitigated;

•

Performance goals and metrics under the Company’s annual cash incentive plan are based upon realistic operating levels that can be attained without taking inappropriate risks or deviating from normal operations or approved strategies;

        The Wendy’s Company 2018 Proxy Statement        29

•	Long-term equity incentive awards are based in part upon the Company’s performance over a multi-year period, which mitigates against the taking of short-term risk;

•

Incentive compensation plan design allows for adjustment of performance metrics for nonrecurring and other special items so that executives are rewarded based on the Company’s actual operating results;

•	Equity-based awards represent a significant portion of executives’ total compensation, which links executive compensation to the long-term value of our Common Stock; and

•

The Board of Directors adopted the Stock Ownership and Retention Guidelines for Executive Officers and Directors that require significant stock ownership by executives, which further aligns the interests of executives with the interests of stockholders.

CODE OF BUSINESS CONDUCT AND ETHICS AND RELATED GOVERNANCE POLICIES

The Board of Directors has adopted several governance policies to support its risk oversight function, including our Code of Business Conduct and Ethics (the “Code of Ethics”), Securities Trading Policy and Public Disclosure Policy.

Code of Ethics.  The Code of Ethics is designed to ensure that the Company’s business is conducted with integrity. The Code of Ethics sets forth the Company’s standards and expectations regarding business relationships, franchisee relations, compliance with law, business conduct, conflicts of interest, use of Company assets, confidential information and recording and reporting information. Our Code of Ethics applies to all of the Company’s directors, officers and employees, including the principal executive officer, principal financial officer and principal accounting officer. A copy of the Code of Ethics is available on our website at www.wendys.com/who-we-are. Any amendments to or waivers from the Code of Ethics that are required to be disclosed by applicable SEC rules will also be posted on the Company’s website.

Securities Trading Policy.  The Securities Trading Policy is intended to assist the Company and its directors, officers and employees in complying with federal and state securities laws and avoiding even the appearance of questionable or improper conduct in connection with securities transactions. Under our Securities Trading Policy, covered persons:

•	May not trade in Company securities if they are aware of material nonpublic information;

•	May not trade in the securities of another company if they are aware of material nonpublic information about that company which was obtained during the course of their employment with the Company;

•	May not speculate in Company securities through engaging in puts, calls or short positions;

•	May not engage in any other hedging transactions without pre-clearance from the Company’s legal department;

•	May not share material nonpublic information with others or recommend to anyone the purchase or sale of any securities when they are aware of material, undisclosed information; and

•	Must comply with certain pre-clearance and blackout procedures described in the policy.

Public Disclosure Policy. The Public Disclosure Policy is intended to support the Company’s commitment to providing timely, transparent, consistent and credible information to the investing public, consistent with legal and regulatory requirements, including the SEC’s Regulation FD (Fair Disclosure). Regulation FD prohibits the Company or persons acting on its behalf from disclosing material nonpublic information to securities market professionals or stockholders before disclosing the information to the general public. The Public Disclosure Policy covers all directors, officers and employees of the Company and sets forth certain procedures and requirements that are applicable to:

•	Disclosures in documents filed with the SEC;

•	Statements made in annual, quarterly and current reports, press releases, communications with analysts, investors and the media, speeches and presentations; and

•	Information contained on the Company’s website.

BOARD’S ROLE IN SUCCESSION PLANNING

As reflected in our Corporate Governance Guidelines, one of the key responsibilities of the Board of Directors is planning for Chief Executive Officer succession. Succession planning addresses both contingency planning for emergencies (such as death or disability) and succession in the ordinary course of business (such as retirement). The Board’s goal is to ensure senior leadership continuity by overseeing the development of executive talent and planning for the efficient succession of the Chief Executive Officer. The Board has delegated oversight responsibility for succession planning to the Nominating and Corporate Governance Committee, which periodically reviews succession plans and makes recommendations to the Board in the event of an emergency or the retirement of the Chief Executive Officer.

30        The Wendy’s Company 2018 Proxy Statement

The Board of Directors, with input from the Nominating and Corporate Governance Committee, conducts a periodic review of senior leadership succession plans. During this review, the Board discusses with the Chief Executive Officer and Chief People Officer organizational needs, competitive challenges, candidates for senior leadership positions, succession timing for those positions and development plans for high-potential candidates.

BOARD AND COMMITTEE EVALUATIONS

Pursuant to our Corporate Governance Guidelines, the Board of Directors and its committees conduct annual self-evaluations under the direction of the Nominating and Corporate Governance Committee. The evaluations are intended to provide the Board and its committees with an opportunity to evaluate their performance for the purpose of improving Board and committee processes and effectiveness. As part of the Board’s self-evaluation, directors consider and provide feedback on a range of issues, including interactions with and information flow from management, nature and scope of agenda items, adequacy and efficiency of meetings, Board structure and composition, committee composition and responsibilities, processes to ensure open communication and timely action, the effectiveness of executive sessions and consideration of stockholder value and interests. Committee self-evaluations are led by the committee chairs and include, among other topics, a review of the roles and responsibilities set forth in the committee charters, interactions with and information flow from management, nature and scope of agenda items, adequacy and efficiency of meetings, committee structure and composition, committee resources and the role of outside consultants and advisors. The results of the committee self-evaluations are discussed with the full Board.

        The Wendy’s Company 2018 Proxy Statement        31

COMPENSATION COMMITTEE REPORT*

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with the Company’s management and, based on such review and discussions, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

The Compensation Committee:

Peter H. Rothschild, Chair

Dennis M. Kass

Joseph A. Levato

Michelle J. Mathews-Spradlin

Peter W. May

*

This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Compensation Committee Report by reference into such other filing.

32        The Wendy’s Company 2018 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the Company’s executive compensation objectives, philosophy and practices and discusses the compensation that was awarded during 2017 to the individuals identified below as our Named Executive Officers.

NAMED EXECUTIVE OFFICERS (NEOS)

NAME	POSITION
Todd A. Penegor	President and Chief Executive Officer
Gunther Plosch	Chief Financial Officer
Robert D. Wright	Executive Vice President, Chief Operations Officer and International
Kurt A. Kane	Chief Concept & Marketing Officer
E. J. Wunsch	Chief Legal Officer and Secretary

2017 EXECUTIVE SUMMARY

In 2017, the Company reported another year of strong performance and global growth, with our North America and International restaurants contributing to our continued strategic and financial progress. We achieved 20 consecutive quarters of positive North America same-restaurant sales, global systemwide sales eclipsed $10 billion for the first time in Company history, North America average unit volumes reached an all-time high of $1.61 million, and we recorded our highest global net new restaurant growth since 2004. The Company significantly increased cash flows, and our overall operating and financial results demonstrate the vitality of the Wendy’s brand and validate our successful transition to a predominantly franchised business model. During 2017, we drove significant improvements in our economic model, continued to strengthen the Wendy’s franchise system and created significant value for stockholders. Looking forward, the Company is poised to achieve our 2020 global growth goals by building upon the Company’s current operating momentum, growing the customer base of our restaurants, expanding brand access, enhancing restaurant-level profitability and achieving savings through continued execution of our general and administrative cost savings plan.

The Company’s key operating and financial results for 2017, along with a summary of key strategic achievements, are highlighted below. Please refer to Annex A for a reconciliation of the non-GAAP financial measures (adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share and free cash flow) referred to below and in this Compensation Discussion and Analysis.

•	Improving the Core Economic Model

➣

Generated $406.2 million of adjusted EBITDA, a 3.7% increase year-over-year, despite the loss of approximately $57.0 million of adjusted EBITDA attributed to the ownership of 295 fewer Company-operated restaurants. An increase in franchise net rental income, royalties and fees and significant general and administrative cost savings contributed to the improvement.

➣	Improved adjusted EBITDA margin[1] by 590 basis points to 33.2%.

➣	Achieved North America system same-restaurant sales growth of 2.0% (3.6% on a two-year basis).

➣	Improved cash flows from operations by 33.2% to $251.6 million.

➣	Attained positive year-over-year free cash flow[2] of $169.9 million, with year-over-year growth of $131.0 million.

➣	Delivered adjusted earnings per share growth of 7.5% to $0.43.

[1]	The Company calculates adjusted EBITDA margin by dividing adjusted EBITDA by total revenues. (See Annex A for the calculation of adjusted EBITDA margin for 2017.)

[2]

The Company defines “free cash flow” as cash flows from operations minus capital expenditures, both as reported under GAAP. Free cash flow is a non-GAAP financial measure that is used by the Company as an internal measure of liquidity. (See Annex A for a reconciliation of non-GAAP financial measures.)

        The Wendy’s Company 2018 Proxy Statement        33

•	Transforming the Wendy’s Brand through Global Restaurant Development and Image Activation

➣

Continued to contemporize and elevate the restaurant experience and drive increased customer traffic and sustained sales through our global growth strategy, driven by new restaurant development and image activation.

➣

Achieved 1.5% global net new restaurant growth, our highest growth rate since 2004, with North America contributing 0.5% and International contributing 14.8% net new restaurant growth in 2017. We opened 174 total new restaurants and 97 net new restaurants globally in 2017.

➣

Accelerated the enhancement of the Wendy’s brand image by reimaging 551 North America restaurants in 2017, an increase from the 521 reimages completed in 2016. At the end of 2017, 43% of Wendy’s global system restaurants were image activated, ahead of prior Company expectations.

•	Strengthening the Wendy’s System

➣

Remained focused on recording strong 2017 results and fortifying the Wendy’s brand under our predominantly franchised business model, which facilitated our successful attainment of 20 consecutive quarters of positive North America same-restaurant sales, two consecutive years of positive global net new restaurant growth and all-time high North America average unit volumes (AUVs) of $1.61 million.

➣

Further optimized our system by strengthening our franchisee base through the facilitation of franchisee-to-franchisee transfers of 540 restaurants in 2017 to new and existing franchisees who are well-capitalized and committed to long-term growth, high operating standards and our global growth strategy.

•	Creating Significant Value for Stockholders

➣	Returned approximately $196.0 million in cash to stockholders through $127.4 million in share repurchases and $68.3 million in dividends.

➣	Delivered one-, three- and five-year total stockholder return of 24%, 96% and 289%, respectively.

➣

Increased our quarterly dividend rate by 8% to 7.0 cents per share in the first quarter of 2017, then subsequently announced in February 2018 an additional 21% increase from 7.0 cents per share to 8.5 cents per share.

➣	Announced a new $175 million share repurchase authorization from our Board of Directors in February 2018, which is a 17% increase compared to the prior authorization.

The following graph illustrates our total stockholder return over the past three years relative to the S&P MidCap 400® index, assuming an initial investment of $100 and reinvestment of all dividends when received.

34        The Wendy’s Company 2018 Proxy Statement

TOTAL STOCKHOLDER RETURN The Wendy’s Company vs. S&P Midcap 400®

The Company’s favorable performance in 2017 was reflected in the compensation delivered to our senior executives, as described in this Compensation Discussion and Analysis and set forth under the “2017 Summary Compensation Table” and the related compensation tables, notes and narrative that follow. Our North America system same-restaurant sales and adjusted EBITDA performance resulted in an annual cash incentive payout at 109.0% of target, prior to adjustment for individual performance (other than for the Chief Executive Officer). In addition, performance unit awards granted to senior executives in February 2015 were based on two equally weighted performance measures, relative total stockholder return and the Company’s cumulative adjusted earnings per share performance over the three-year performance period beginning December 29, 2014 and ending December 31, 2017, and resulted in an overall weighted attainment of 167.9% of target.

Our stockholders expressed positive support of our compensation governance through their 2017 annual say-on-pay advisory vote, and the Compensation Committee remains committed to best practices in compensation governance consistent with our pay-for-performance philosophy. The following table highlights key features of our executive compensation program that demonstrate the Company’s ongoing commitment to protecting stockholder interests through sound compensation governance practices.

WHAT WE DO		WHAT WE DO NOT DO

✓	Hold an annual say-on-pay advisory vote for stockholders.

   Provide annual or multi-year incentive guarantees.

   Provide excessive perquisites or benefits to executives.

   Grant equity awards at less than fair market value.

   Offer pension benefits to executives.

   Pay dividends on equity awards that are not earned or vested.

   Gross-up excise taxes upon a change in control.

   Reprice underwater stock options.

   Permit speculative trading, hedging or derivative transactions in our Common Stock.

✓	Use an appropriate mix of cash and non-cash compensation, with an emphasis on variable (at-risk) compensation.
✓	Engage independent outside compensation consultants and utilize market and industry data to ensure we compensate fairly and competitively, but not excessively.
✓	Set meaningful performance goals at the beginning of annual and multi-year performance periods.
✓	Balance short-term and long-term compensation to discourage short-term risk taking at the expense of long-term results.
✓

Mitigate undue risk-taking by utilizing multiple performance metrics, imposing caps on individual payouts, employing a clawback policy for equity awards and performing an annual compensation risk assessment.

✓	Limit accelerated vesting of equity awards by requiring a “double trigger” upon a change in control.
✓	Set significant stock ownership and retention guidelines for the Chief Executive Officer and other executives.

A PHILOSOPHY OF PAY-FOR-PERFORMANCE

Objectives of the Executive Compensation Program

The compensation program for the Company’s senior executives is designed to support the Company’s business objectives by linking executive compensation to individual performance, the Company’s attainment of annual and multi-year operating and financial goals and the creation of long-term stockholder value. The primary objectives of the executive compensation program are to:

•	Motivate achievement of the Company’s performance and strategic business goals;

•	Attract and retain highly qualified executives by paying competitive compensation levels if performance commensurate to peers is achieved; and

•	Align the interests of executives with those of the Company’s stockholders.

Emphasis on Variable Compensation

The Compensation Committee believes that a substantial portion of the total compensation for senior executives should be variable (i.e., at-risk) and tied to Company performance. Variable compensation is dependent on our financial and operational success and the achievement of strategic business objectives that create value for our stockholders. This pay-for-performance philosophy aligns executive pay with the Company’s business objectives and ensures that executives are responsive and accountable to stockholder interests.

        The Wendy’s Company 2018 Proxy Statement        35

Total direct compensation for senior executives is composed of three elements: (i) base salary; (ii) annual cash incentives; and (iii) long-term equity incentives. The charts below illustrate how these three components (at targeted levels of performance) were allocated for 2017 to create the overall pay mix for the Chief Executive Officer and the other NEOs as a group.

As reflected by the charts, performance-based incentives constitute the most significant portion of total direct compensation for senior executives, consistent with the Company’s pay-for-performance philosophy. By utilizing a high proportion of at-risk compensation, the executive compensation program offers senior executives an opportunity for increased compensation in the event of successful Company performance, matched with the prospect of reduced compensation in the event Company performance goals are not achieved.

Alignment of CEO Compensation and Company Performance

Our annual cash incentives and long-term equity incentives are designed to motivate and reward executive performance based on the Company’s achievements under the four key performance metrics of our 2017 annual and long-term incentive plans.3 Highlighting the alignment between our executive pay and Company performance, the charts below show the total direct compensation of our Chief Executive Officer as compared to the Company’s performance under these four metrics.

CEO COMPENSATION

This chart indicates the total direct compensation of our Chief Executive Officer for each of 2015, 2016 and 2017, as reported in the “2017 Summary Compensation Table.” Mr. Brolick’s compensation is shown for 2015 when he served as our Chief Executive Officer, and the amounts shown for 2016 and 2017 reflect only Mr. Penegor’s compensation. (Mr. Brolick retired from management duties in May 2016. As part of the Chief Executive Officer succession plan, Mr. Penegor became our President in January 2016 and then succeeded Mr. Brolick as Chief Executive Officer effective in May 2016.)

[3]

See Annex A for a reconciliation of non-GAAP financial measures. The Company’s 2015 adjusted EBITDA and adjusted earnings per share have been reclassified to conform to the 2016 presentation to reflect (i) the Company’s sale of its bakery operations in May 2015 and presentation of its bakery results as discontinued operations and (ii) changes to the Company’s presentation of its System Optimization initiative in its statements of operations beginning in 2015. The Company has provided reclassified statements of operations and updated reconciliations of non-GAAP financial measures on the Investors section of its website under “Non-GAAP Financial Measures.”

36        The Wendy’s Company 2018 Proxy Statement

CEO Pay Mix Performance-Based (At Risk) Compensation: 83% Other NEO Pay Mix Performance-Based (At Risk) Compensation: 71% CEO Compensation

SAME-RESTAURANT SALES

On a one- and two-year basis, the Company experienced positive same-restaurant sales growth that was achieved by our focus on driving profitable customer counts supported by a balanced marketing strategy. As a result of our efforts, in fourth quarter 2017, we recorded 20 consecutive quarters of positive same-restaurant sales in North America.

ADJUSTED EBITDA

The Company’s continued brand transformation and aim to generate higher quality of earnings resulted in a favorable increase in adjusted EBITDA margin from 21.0% in 2015 to 33.2% in 2017. Our adjusted EBITDA remained resilient and increased from $392 million in 2015 to $406 million in 2017, despite a significant reduction in ownership of Company-operated restaurants during that three-year period.

ADJUSTED EARNINGS PER SHARE

The strength of the Company’s business model has generated consistent adjusted earnings per share accretion that creates value for our stockholders, as demonstrated by the increase in our adjusted earnings per share from $0.29 at the end of 2014 to $0.43 at the end of 2017, a 48% increase over this three-year period.

TOTAL STOCKHOLDER RETURN

Our stockholders were rewarded by the Company’s continued growth in our stock price and dividends, including an increase in the market price of our stock from $8.92 on the last trading day of 2014 to $16.42 on the last trading day of 2017, an 84% increase over this three-year period. We also increased our quarterly cash dividend rate from 5.5 cents per share in first quarter 2015 to 7.0 cents per share in fourth quarter 2017, which was a 27.3% increase over this three-year period.

        The Wendy’s Company 2018 Proxy Statement        37

Same-Restaurant Sales Growth 20 Consecutive Quarters of Positive SRS in North America Adjusted EBITDA Strong Earnings and Adjusted EBITDA Margin Growth Adjusted EBITDA Adjusted EBITDA Margin Adjusted Earnings Per Share Solid and Consistent Earnings Growth Total Stockholder Return Delivered Significant 3-Year TSR of 96%

As discussed under the “Emphasis on Variable Compensation” caption above, a substantial portion of our NEO compensation is at-risk compensation. This correlation between executive compensation and Company performance and business results is an important component of our executive compensation strategy, which has been effective in establishing a strong alignment between the Company’s executive compensation and the interests of our stockholders, as well as our ability to attract, motivate and retain executive talent. This pay-for-performance strategy has resulted in Chief Executive Officer compensation that is reasonable and directly aligned with the Company’s business objectives.

ELEMENTS OF EXECUTIVE COMPENSATION

The primary components of the executive compensation program are described in the following table.

COMPONENT	PURPOSE

Base Salary	• Attract and retain highly qualified executives by providing a competitive level of fixed cash compensation that reflects the experience, responsibilities and performance of each executive.

Annual Cash Incentives	• Align executive pay with Company performance by motivating and rewarding executives over a one-year period based on the achievement of strategic business objectives.

Long-Term Equity Incentives

• Align the interests of executives with the interests of stockholders and retain highly qualified executives by motivating and rewarding executives to achieve multi-year strategic business objectives.

• Create a direct link between executive pay and the long-term performance of our Common Stock.

Perquisites and Benefits	• Provide limited perquisites and benefits, consistent with competitive market practice.

HOW EXECUTIVE COMPENSATION IS DETERMINED

On an annual basis, the Compensation Committee reviews the effectiveness of our executive compensation philosophy, evaluates the performance of our senior executives and establishes the executive compensation program for the then-current year. In determining the appropriate compensation package for senior executives, the Compensation Committee, in consultation with its independent outside compensation consultant, FW Cook, considers a number of factors, including: (i) individual and Company performance; (ii) scope of responsibilities and relative importance of each role; (iii) qualifications and experience; (iv) competitive market practice; (v) internal pay equity; (vi) alignment with stockholder interests; and (vii) creation of long-term stockholder value.

For 2017, consistent with prior years, the Compensation Committee utilized the following approach to guide the Committee in making executive compensation decisions:

•

Targeted Compensation Levels. Compensation levels for base salary, annual cash incentives and long-term equity incentives are targeted at a competitive range of market median (i.e., +/-10% for base salary, +/-15% for target total cash compensation and +/-20% for target total direct compensation), with realized actual compensation above or below that median range based on individual and Company performance. Individual executive compensation levels may be set above or below the median range depending on unique situations, such as recruiting considerations for new hires, sustained high performance and the degree to which the Company position has greater or lesser responsibilities than the comparable market or industry position.

•

Competitive Market Reference. Data from companies with comparable revenue size included in the Willis Towers Watson U.S. CDB General Industry Executive Compensation Survey Report (“General Industry Data”) is used as a reference point to evaluate the overall competitiveness of our executive compensation levels.

38        The Wendy’s Company 2018 Proxy Statement

Also, data from the Chain Restaurant Total Rewards Association Executive and Management Compensation Survey Report (“Restaurant Industry Data”) is used as a secondary reference for relevant positions.[4]

•

Annual Cash Incentives. The performance measures utilized for annual cash incentives are focused on our key performance metrics that measure earnings and growth, with adjustments of up to +/-25% to calculated payouts based on individual performance for executives other than the Chief Executive Officer.

•

Long-Term Equity Incentives. Long-term equity incentive awards consist of (i) performance units that are tied to the Company’s achievement of two key performance metrics that measure stockholder value creation and market performance over a three-year performance period and (ii) stock options that vest over three years.

The Compensation Committee believes this approach continues to be effective in maintaining a strong link between executive compensation and Company performance, as reflected by the Company’s strong earnings and sales growth in 2017, the continued transformation of the Wendy’s brand and the Company’s ability to attract and retain a highly qualified and motivated leadership team.

Incentive Compensation Performance Metrics

In determining the appropriate incentive compensation award levels for our senior executives, the Subcommittee (i.e., the Performance Compensation Subcommittee) considers the Company’s achievement of pre-established performance targets focused on a balanced mix of value-driving performance metrics. For the 2017 incentive compensation program, the Subcommittee approved four key performance metrics to measure earnings, growth, stockholder value creation and market performance for purposes of calculating components of our incentive compensation, as shown in the following table.

INCENTIVE COMPENSATION COMPONENT	PERFORMANCE METRICS (MEASURES)

Annual Cash Incentives	• Adjusted EBITDA (earnings). • North America Same-Restaurant Sales (growth).

Performance Units— Long-Term Equity Incentives	• Adjusted Earnings per Share, Cumulative Three-Year (stockholder value creation). • Total Stockholder Return Relative to S&P MidCap 400 (market performance).

These four performance metrics and the framework of our executive compensation program are further discussed below under the caption “Compensation Decisions for 2017.” The Subcommittee determined that for 2017, the performance metrics were appropriate and consistent with our executive compensation philosophy because the metrics (i) align with earnings and growth expectations of our stockholders, (ii) serve as key indicators of our business operating performance, growth and profitability and (iii) hold our executives accountable for growth results and operational, relative total stockholder return and market performance against annual and long-term business objectives. The key performance metrics of our 2018 executive compensation program are further discussed below under the caption “Changes to the Executive Compensation Program for 2018.”

[4]

With respect to the Compensation Committee’s review of General Industry Data (approximately 507 companies) and Restaurant Industry Data (approximately 92 companies): (i) the Committee does not select the companies that provide information for the surveys; (ii) the aggregate survey data is size-adjusted prior to being provided to the Committee; and (iii) the Committee does not link information back to particular companies as the aggregate survey data is reported by executive position and not by company. The Compensation Committee utilizes this broad-based, third-party survey data to gain a general understanding of the current compensation practices and trends in the market and the restaurant industry. As described above, competitive market practice is only one of several factors considered by the Compensation Committee when approving the elements and amounts of compensation awarded to senior executives.

        The Wendy’s Company 2018 Proxy Statement        39

2017 Non-GAAP Financial Measures

The Company used adjusted EBITDA and adjusted earnings per share for the 2017 key performance metrics, each of which are non-GAAP financial measures, as internal measures of the Company’s business operating performance and as performance measures for benchmarking against our peers and competitors (see Annex A for a reconciliation of non-GAAP financial measures). The Compensation Committee determined that using these measures (i) provides our stockholders with a meaningful perspective of how our executive incentive compensation links to the underlying operating performance of our current business and (ii) enables our stockholders to better understand and evaluate our historical and prospective operating performance as it relates to executive incentive compensation awards. The Compensation Committee believes that adjusted EBITDA and adjusted earnings per share are important supplemental measures of the Company’s operating performance because these metrics eliminate items that vary from period to period without correlation to our core operating performance, as well as highlight trends in our business that might not otherwise be apparent when relying solely on GAAP financial measures.

COMPENSATION DECISIONS FOR 2017

Base Salary

In February 2017, the Compensation Committee reviewed the base salaries for the Company’s senior executives, taking into account individual and Company performance and the other factors described above under the caption “How Executive Compensation is Determined.” After consulting with its independent outside compensation consultant, FW Cook, and considering recommendations from the Chief Executive Officer with respect to the other members of the senior executive leadership team, the Compensation Committee approved base salary increases for certain executives, including Mr. Penegor ($30,000), Mr. Plosch ($25,000), Mr. Wright ($22,000), Mr. Kane ($15,000) and Mr. Wunsch ($10,000). In approving these increases, the Compensation Committee noted that the base salaries of the senior executives remained within a competitive range of market median, in the aggregate, consistent with the Company’s executive compensation philosophy.

Guiding Principles for Annual and Long-Term Incentive Plans

In February 2017, the Subcommittee approved the 2017 annual cash incentive and long-term equity incentive compensation framework for senior executives. The design of the 2017 annual and long-term incentive plans was guided by four key principles:

•	Growth must be achieved for any payment. Growth over the prior year is required for incentive payouts, even at threshold levels of performance.

•

Reward executives consistent with external stockholder guidance. Target payout levels were designed to motivate and reward performance that is equal to or greater than the Company’s external stockholder guidance range to align executives’ interests with those of our stockholders.

•

Align executive compensation with Company performance relative to restaurant industry competitors. Performance goals were pre-established taking into consideration the historic performance of the Company’s peers as well as stockholder expectations.

•

Establish challenging and appropriate incentive performance goals. Incentive design and payouts should support achievement of the Company’s growth goals and align with the Company’s annual operating plan, with achievement of performance targets resulting in target incentive payouts and outperformance of business goals providing for additional compensation opportunities.

Annual Cash Incentive Compensation

The 2017 annual incentive plan was based on the achievement of two key performance metrics—adjusted EBITDA and same-restaurant sales. Adjusted EBITDA measures earnings and reflects the Company’s focus on increasing operating profitability, while same-restaurant sales measures growth and represents a fundamental operating performance measure for the Company’s business. In selecting these metrics, the Subcommittee noted that adjusted EBITDA and same-restaurant sales are prevalent restaurant industry measures, and management’s ability to attain the pre-established goals for these metrics was critical to achieving the Company’s business objectives for 2017 and driving long-term stockholder value.

40        The Wendy’s Company 2018 Proxy Statement

The following table identifies the performance metrics, incentive opportunities and actual results achieved under the 2017 annual incentive plan.

DESIGN OF 2017 ANNUAL INCENTIVE PLAN

PERFORMANCE METRIC	WEIGHT	THRESHOLD (50% PAYOUT)	TARGET (100% PAYOUT)	MAXIMUM (200% PAYOUT)	2017 ACTUAL ACHIEVEMENT	2017 ACTUAL PAYOUT %	WEIGHTED PAYOUT %
Adjusted EBITDA[5]	60%	$375.0M	$400.0M	$430.0M	$406.2M	121.0%	72.6%
Same-Restaurant Sales[6]	40%	+0.50%	+2.30%	+4.25%	+2.02%	91.0%	36.4%

2017 Total Payout %							109.0%

The following table shows the target opportunities and actual payouts for the NEOs under the 2017 annual incentive plan. The target payout levels are expressed as a percentage of base salary in effect as of the end of 2017. Annual cash incentive payouts can be adjusted upward or downward by 25% based on an assessment of each executive’s individual performance for all NEOs other than the Chief Executive Officer. In no event may an executive’s payout exceed the maximum incentive award opportunity established for that individual. Our Chief Executive Officer is not eligible for individual performance adjustments because the Compensation Committee determined that Chief Executive Officer performance is reflected in the aggregate results of our senior executive leadership team and the Company’s overall short- and long-term financial results. In approving the target payout levels, the Subcommittee noted that the 2017 target total cash compensation for the Company’s senior executives fell within a competitive range of market median, in the aggregate, consistent with the Company’s executive compensation philosophy. The actual payouts for the NEOs were approved by the Subcommittee in February 2018 based on the Company’s 2017 adjusted EBITDA and same-restaurant sales results and the application of individual performance multipliers for each NEO other than our Chief Executive Officer.

TARGET PAYOUT LEVELS AND ACTUAL PAYOUTS UNDER 2017 ANNUAL INCENTIVE PLAN7

PARTICIPANT	ANNUAL SALARY ($)	INCENTIVE TARGET AS % OF SALARY	ANNUAL INCENTIVE TARGET ($)	WEIGHTED PAYOUT % ACHIEVED FOR 2017	INDIVIDUAL PERFORMANCE MULTIPLIER	TOTAL 2017 ANNUAL INCENTIVE PAYOUT ($)
Todd A. Penegor	930,000	125%	1,162,500	109%	—	1,267,125
Gunther Plosch	500,000	75%	375,000	109%	115%	470,000
Robert D. Wright	552,000	75%	414,000	109%	109%	490,000
Kurt A. Kane	450,000	75%	337,500	109%	110%	405,000
E. J. Wunsch	410,000	75%	307,500	109%	112%	375,000

The individual performance multipliers for Messrs. Plosch, Wright, Kane and Wunsch reflect Mr. Penegor’s assessment of each executive’s performance during 2017 as measured against pre-established performance goals set at the beginning of

[5]

“Adjusted EBITDA” is defined as earnings for fiscal 2017 before interest, taxes, depreciation and amortization, as adjusted (i) within the “Reconciliation of Net Income to Adjusted EBITDA” non-GAAP reconciliation table (or similarly titled non-GAAP reconciliation table) as presented in the Company’s fiscal 2017 earnings release and (ii) to exclude the impact of specific non-recurring and unusual items or other adjustments, to the extent approved by the Subcommittee. For purposes of the 2017 annual incentive plan, the specific adjustments applied in calculating adjusted EBITDA from the Company’s reported 2017 financial results are shown in Annex A.

[6]

“Same-restaurant sales” is defined as North America system same-restaurant sales for Company-operated restaurants and franchised restaurants located in the U.S. and Canada, excluding the impact of currency translation. Same-restaurant sales are reported for new restaurants that have been open for 15 continuous months and for reimaged restaurants as soon as they reopen.

[7]

In conjunction with establishing the 2017 annual incentive plan, the Subcommittee approved an Internal Revenue Code Section 162(m)-compliant plan with a threshold performance goal for 2017 of net operating profit (before taxes) of $180.5 million, excluding: (i) all asset write-downs (including asset impairment and goodwill impairment charges); (ii) reorganization and realignment costs; and (iii) “System optimization gains, net” as reported by the Company on its financial statements. Achievement of this performance goal (which was $20.8 million higher than the 2016 performance goal) allowed for the funding of an annual incentive pool with maximum incentive award opportunities for eligible participants. Based on 2017 results, the Subcommittee certified that the Company satisfied such threshold performance goal. The Subcommittee then approved incentive payouts to senior executives under the 2017 annual incentive plan based on the Company’s achievement of the performance metrics under that plan (i.e., adjusted EBITDA and same-restaurant sales), as adjusted for individual performance, which resulted in payouts below the maximum incentive award opportunities established for purposes of Section 162(m).

        The Wendy’s Company 2018 Proxy Statement        41

the fiscal year. The Subcommittee determined that positive adjustments were appropriate to reward these executives’ contributions to the Company’s strong financial performance and successful execution of our strategic initiatives in 2017.

Long-Term Equity Incentive Compensation

In February 2017, the Subcommittee approved the 2017 long-term equity incentive compensation framework for senior executives. Consistent with the prior year, 2017 long-term equity incentive awards were comprised of equally weighted performance units and stock options, as summarized in the following table.

DESIGN OF 2017 LONG-TERM INCENTIVE PLAN

COMPONENT	WEIGHT	VESTING	TIMING OF GRANT[8]	RATIONALE
Performance Units	50%	• Three-year cliff vesting, subject to the Company’s achievement of pre-determined, objective performance metrics.	• Granted first quarter (February 2017) • Performance metrics are established at the beginning of the Company’s three-year performance period.

•   Value is dependent on the Company’s achievement of multi-year strategic business objectives and the price of our Common Stock.

•   Cliff vesting requires executives to remain with the Company through the performance period to realize the full value of the award.

Stock Options	50%	• Three-year ratable vesting.	• Granted third quarter (August 2017) • Consistent with historical practice and the timing of long-term equity awards to other eligible employees.	• Delivers value only if the price of our Common Stock increases. • Aligns the interests of executives with the long-term interests of stockholders.

2017 Performance Unit Awards. The extent of the vesting and payout of the 2017 performance unit awards is based on the Company’s achievement of the performance goals under two equally-weighted performance metrics – cumulative adjusted earnings per share and relative total stockholder return – over a three-year performance period (January 2, 2017 through December 29, 2019), as described in the following table.

PERFORMANCE METRICS FOR 2017 PERFORMANCE UNIT AWARDS

PERFORMANCE METRIC	THRESHOLD (37.5% PAYOUT)	TARGET (100% PAYOUT)	MAXIMUM (200% PAYOUT)	RATIONALE

Adjusted Earnings Per Share, Cumulative Three-Year[9]	$1.40	$1.54	$1.90	• Motivates executives to achieve consistent, long-term earnings growth.

(Compounded Annual Growth Rate)	8%	13%	25%	• Rewards executives based on an internal operating measure with clear line of sight.

Relative Total Stockholder Return (Ranking vs. S&P MidCap 400)	25th Percentile	50th Percentile	≥ 90th Percentile	• Motivates executives to drive superior, long-term growth in share price and dividends. • Rewards executives based on the Company’s relative performance compared to a broad market index.

[8]

The Subcommittee has not adopted any formal policy to time the grant of equity awards with the release of non-public information and retains discretion to determine the grant dates for annual and special equity awards taking into account all relevant factors. All of the performance unit awards and stock options granted to senior executives during 2017 were issued during open trading windows established under the Company’s Securities Trading Policy.

[9]

“Adjusted earnings per share” is defined as diluted net income per share (after taxes) as reported on the Company’s Consolidated Statements of Operations, as adjusted (i) within the “Reconciliation of Net Income and Diluted Earnings per Share to Adjusted Income and Adjusted Earnings per Share” non-GAAP reconciliation table (or similarly titled non-GAAP reconciliation table) as presented in the Company’s fiscal 2017, 2018 and 2019 earnings releases and (ii) to exclude the after-tax impact of any other extraordinary, unusual or nonrecurring events as described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing in the Company’s annual report to stockholders for the applicable fiscal year.

42        The Wendy’s Company 2018 Proxy Statement

The Subcommittee considered both cumulative adjusted earnings per share and relative total stockholder return to be important indicators of Company performance compared to the market. Further, the Subcommittee selected these two performance metrics in recognition of compensation governance best practices and marketplace trends to utilize multiple performance metrics in long-term incentive plan design. The Subcommittee concluded that the design of the 2017 performance unit awards was consistent with market and industry practice and intended to align with stockholder interests and the creation of long-term stockholder value.

Following the end of the performance period, the Subcommittee will review the extent to which the performance metrics have been achieved under the 2017 long-term incentive plan and will determine the number of shares of Common Stock that are issuable to each participant. Under the terms of the awards, there is no vesting of performance units if actual performance falls below threshold levels of performance. Consistent with prior year awards, the performance units include dividend equivalent rights, representing the right to receive additional performance units in lieu of cash dividends paid with respect to the shares of Common Stock actually earned, if any, at the completion of the performance period.

Grant Date Target Value of 2017 Long-Term Equity Incentive Awards. The Subcommittee determined the grant date target value of the 2017 long-term equity incentive awards for senior executives by assessing the impact of the value of these awards on each executive’s target total direct compensation, competitive market practices and the performance of the Company and each executive.

In determining the grant date target value of Mr. Penegor’s 2017 long-term equity incentive award, the Subcommittee discussed Mr. Penegor’s 2017 performance objectives and 2016 performance results, including certain quantitative and qualitative measures, and gave particular consideration to Mr. Penegor’s leadership role in driving improved Company performance during 2016 and his contributions to the Company’s success since he became Chief Executive Officer in May 2016. The Subcommittee also discussed competitive market compensation data and information provided by the Subcommittee’s independent outside compensation consultant, FW Cook. After considering the foregoing and all other relevant factors, the Subcommittee determined that a 2017 long-term equity incentive award with a grant date target value of $3,250,000 (which placed Mr. Penegor’s target total direct compensation for 2017 at the lower end of a competitive range of market median) was appropriate in light of Mr. Penegor’s recent promotion to Chief Executive Officer in May 2016 and experience relative to the market. This compares to his 2016 long-term equity incentive award with a grant date target value of $2,750,000, with the increase reflective of competitive practice, as well as Mr. Penegor’s exceptional leadership and the continued momentum in the Company’s performance, strategic direction and brand and economic relevance.

The values of the 2017 long-term equity incentive awards for Messrs. Plosch, Wright, Kane and Wunsch were determined by the Subcommittee after consideration of several factors, including individual and Company performance, the value of prior year awards, competitive market practice, internal pay equity, the terms of individual employment arrangements (if applicable) and recommendations from Mr. Penegor. In approving these awards, the Subcommittee noted that the 2017 target total direct compensation for senior executives fell within a competitive range of market median, in the aggregate, consistent with the Company’s executive compensation philosophy.

Retention Long-Term Equity Incentive Award for Mr. Kane. To reinforce the retention and engagement of Mr. Kane in his current leadership role, in August 2017, the Compensation Committee approved a one-time retention long-term equity incentive award for Mr. Kane. This retention award was provided in addition to the equity incentive award granted to Mr. Kane under our 2017 long-term incentive plan for senior executives. The retention award was valued at $250,000, consisted of restricted stock units and is subject to a three-year cliff vesting period that requires Mr. Kane to remain with the Company until the vesting date to realize the full value of the award.

ADDITIONAL COMPENSATION DECISIONS

Vesting of 2014 Performance Unit Awards

In February 2014, the Subcommittee awarded performance units to the Company’s senior executives, including Messrs. Penegor and Wright, as part of the Company’s 2014 executive compensation program. The performance units vested and became payable upon the conclusion of the three-year performance period (December 30, 2013 through January 1, 2017), based on the Company’s achievement of adjusted earnings per share growth over such performance period. The performance goal, actual achievement and payout levels are described in the following table.

        The Wendy’s Company 2018 Proxy Statement        43

	ADJUSTED EARNINGS PER SHARE[10]
PERFORMANCE	VALUE	COMPOUNDED GROWTH RATE	PAYOUT AS % OF TARGET
Below Threshold Level	< $0.32	—	0.0%
Threshold Level	$0.32	2.0%	37.5%
Above Threshold	$0.35	5.0%	75.0%
Target Level	$0.40	10.0%	100.0%
Above Target	$0.45	14.0%	150.0%
Maximum Level	$0.50	19.0%	200.0%
Actual Achievement	$0.41	10.8%	110.0%

In February 2017, the Subcommittee certified the Company’s achievement of the adjusted earnings per share performance goals and approved share payouts equal to 110% of the performance unit awards to Mr. Penegor (53,206 shares) and Mr. Wright (19,346) without exercising negative discretion.

Changes to the Executive Compensation Program for 2018

In December 2017, the Compensation Committee conducted its annual review of the Company’s executive compensation philosophy and determined that the executive compensation program has been effective in attracting and retaining top talent, is strongly aligned with the interests of stockholders and provides a significant link between executive compensation and Company performance. Accordingly, the Compensation Committee, after consultation with FW Cook, decided to continue the current executive compensation program, subject to certain enhancements as approved by the Compensation Committee and described in the following table. The Compensation Committee determined that the framework of the 2018 executive compensation program reinforces our pay-for-performance philosophy and aligns with the Company’s business strategies and our stockholders’ interests.

2018 EXECUTIVE COMPENSATION PROGRAM	RATIONALE
Annual Cash Incentives

•  Maintained a 40% weighting and focus on growth metrics:

¡   Introduced global systemwide sales, weighted at 20%, as an additional key growth performance metric.

¡   With the addition of the new global systemwide sales measure, decreased the weighting of the same-restaurant sales key growth performance metric from 40% to 20%.

•  Retained adjusted EBITDA, weighted at 60%, as a key earnings performance metric.

•  Consistent with the Company’s objectives to drive global unit growth and organic growth of existing restaurants through increased sales and customer visits.

•  Recognizes the Company’s transition to a predominantly franchised business model.

(Table continued on the following page.)

[10]

With respect to the 2014 performance unit awards only, “adjusted earnings per share” was defined as diluted net income (loss) per share (after taxes) attributable to The Wendy’s Company as reported on the Company’s Consolidated Statements of Operations appearing in the Company’s annual report to stockholders for the applicable fiscal year, as adjusted to exclude the after-tax impact of certain adjustments detailed in the performance unit award agreement. In February 2017, the Subcommittee also determined that the Company’s sale of its bakery operations in May 2015 and presentation of its bakery results as discontinued operations fell within the provisions of the 2014 performance unit award agreements that allowed reported earnings per share adjustments for, among other things, extraordinary, unusual or non-recurring events. This determination resulted in the exclusion of the bakery’s earnings per share impact of $0.01 from the performance results. (This treatment was consistent with the computation of adjusted earnings per share that was applied to the vesting of the 2013 performance unit awards.)

44        The Wendy’s Company 2018 Proxy Statement

2018 EXECUTIVE COMPENSATION PROGRAM	RATIONALE
Performance Units — Long-Term Equity Incentives

•  Added cumulative three-year free cash flow, weighted at 50%, as a key earnings performance metric, which replaced cumulative three-year adjusted earnings per share, weighted at 50%.

•  Retained relative total stockholder return, weighted at 50%, as a key market performance metric.

•  Aligns with the Company’s long-term business goals and increased investor focus on free cash flow.

•  Reinforces the strong link between executive compensation and Company performance.

•  Further aligns our executive compensation program with our long-term growth strategies and strengthens our pay-for-performance philosophy.

Peer Group Utilization

•  The Compensation Committee will continue utilizing General Industry Data for all NEOs and restaurant industry survey data for all NEOs other than the Chief Executive Officer and Chief Financial Officer.

•  For Chief Executive Officer and Chief Financial Officer compensation, the Compensation Committee will utilize an industry peer group as a secondary compensation benchmark, in lieu of restaurant industry survey data.

• Aligns with recommended best practice and provides a more meaningful market comparison for senior executive roles.

2018 Non-GAAP Financial Measures. The Company will use adjusted EBITDA, global systemwide sales and free cash flow for the 2018 key performance metrics, each of which are non-GAAP financial measures, as internal measures of the Company’s business operating performance and as performance measures for benchmarking against our peers and competitors (see Annex A for a reconciliation of 2017 non-GAAP financial measures). The Compensation Committee determined that utilization of adjusted EBITDA and global systemwide sales (i) provides our stockholders with a meaningful perspective of how our executive incentive compensation links to the underlying operating performance of our current business and (ii) enables our stockholders to better understand and evaluate our historical and prospective operating performance as it relates to executive incentive compensation awards. The Compensation Committee also determined that free cash flow, which we define as cash flows from operations minus capital expenditures (both as reported under GAAP), is an important liquidity measure that communicates how much cash flow is available for working capital needs or for repurchasing shares, paying dividends, repaying or refinancing debt, financing possible acquisitions or investments, or other uses of cash. Furthermore, the Compensation Committee considers these three non-GAAP measures to be important supplemental measures of the Company’s operating performance because these metrics eliminate items that vary from period to period without correlation to our core operating performance, as well as highlight trends in our business that might not otherwise be apparent when relying solely on GAAP financial measures.

COMPENSATION GOVERNANCE MATTERS

Clawback Provisions in Equity Awards

All of the equity awards granted to senior executives and other eligible participants during 2017 contain clawback provisions in favor of the Company, as described below.

•

In the event of a material restatement of the Company’s financial statements, the Compensation Committee will review the facts and circumstances underlying the restatement (including any potential wrongdoing by the participant) and may, in its sole discretion, direct the Company to recover all or a portion of the award or any gain realized on the vesting, exercise or settlement of the award.

•

If a court determines that a participant has engaged in any “detrimental activity” (as defined in the 2010 Omnibus Award Plan), the Company may cancel the award and require the participant to return the award or any gain realized on the vesting, exercise or settlement of the award.

•

If the Company is required by law to include an additional clawback or forfeiture provision in an outstanding award, then such provision will apply to the award as if it had been included in the award on its grant date.

Stock Ownership and Retention Guidelines

The Board of Directors adopted the Stock Ownership and Retention Guidelines for Executive Officers and Directors (the “Stock Ownership and Retention Guidelines”) that require executive officers and directors to own a specified number of shares of Common Stock based on the executive’s annual base salary or the director’s annual cash retainer for serving

        The Wendy’s Company 2018 Proxy Statement        45

on the Board. The guidelines, which are described under the caption “Stock Ownership and Retention Guidelines for Executive Officers and Directors,” are intended to encourage executives and directors to maintain a long-term equity stake in the Company, align the interests of executives and directors with the interests of stockholders and promote the Company’s commitment to sound corporate governance.

Anti-Hedging Policy

The Board of Directors has adopted a Securities Trading Policy to assist the Company’s employees and directors in complying with securities laws and avoiding even the appearance of improper conduct. Under this policy, executives and directors are prohibited from engaging in speculative transactions or transactions that are intended to hedge or offset the value of Company securities they already own. Specifically, executives and directors: (i) may not sell Company securities that are not then owned; (ii) may not engage in transactions in publicly traded options of Company securities; (iii) may not engage in any other hedging transactions without pre-clearance from the Company’s legal department; (iv) may not sell Company securities within six months of their purchase; and (v) are discouraged from pledging or hypothecating Company securities. Furthermore, Company securities held in a margin account or otherwise pledged as collateral for a loan do not count toward satisfaction of the applicable Common Stock ownership requirement under the Company’s Stock Ownership and Retention Guidelines. As of the date of this Proxy Statement, none of the Company’s executive officers or directors has pledged any shares of Common Stock.

Tax and Accounting Considerations

Repeal of Section 162(m) Performance-Based Compensation Exemption. In evaluating our executive compensation program for 2017, the Compensation Committee and Subcommittee considered the potential impact on the Company of Section 162(m) of the Internal Revenue Code. As effective in 2017, Section 162(m) imposed a $1.0 million limit on the amount the Company could deduct for compensation paid in any tax year to the Chief Executive Officer and the three most-highly compensated executive officers other than the Chief Executive Officer and the Chief Financial Officer (“covered executives”). At the time the Compensation Committee and Subcommittee made its compensation decisions with respect to the compensation awarded to covered executives in 2017, certain types of “performance-based compensation” were exempt from the $1.0 million limit (including income from stock options, performance-based restricted stock and certain formula-driven compensation that meets the requirements of Section 162(m)) if, among other requirements, such compensation was subject to certain performance goals under a plan established by the Subcommittee and approved by our stockholders.

In making executive compensation decisions in 2017 and prior years, the Compensation Committee and Subcommittee sought to structure Section 162(m) compliant incentive compensation for covered executives in order to maximize the deductibility of such compensation. At the same time, the Compensation Committee and Subcommittee believed that it was important to retain discretion and maximum flexibility in designing appropriate executive compensation programs and establishing compensation levels that were in the best interests of the Company and our stockholders, as there might have been circumstances in which the Compensation Committee or Subcommittee determined, in the exercise of its independent judgment and to the extent consistent with our executive compensation philosophy, that it was in the best interests of the Company and our stockholders to approve compensation that was not fully deductible. With respect to the compensation awarded to the NEOs during 2017, all of the cash incentive awards, stock options and performance unit awards were designed to satisfy then-applicable requirements for deductible compensation.

The “performance-based compensation” exemption from Section 162(m) was repealed in the Tax Cuts and Jobs Act of 2017, effective for tax years beginning after December 31, 2017, such that compensation paid to our covered executives in excess of $1.0 million will not be deductible unless the compensation qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. The Company cannot give any assurance that any annual and long-term incentive awards outstanding after December 31, 2017 that the Compensation Committee and Subcommittee intended to satisfy the Section 162(m) “performance-based compensation” exemption requirements will in fact do so because of uncertainties regarding the application and interpretation of Section 162(m) and related issued regulations, including the uncertain scope of the abovementioned transition relief. Our Compensation Committee and Subcommittee reserve the right to modify compensation that was initially intended to be exempt from Section 162(m) if the Compensation Committee or Subcommittee determines that such modifications are consistent with the Company’s business needs.

Accounting Costs Related to Long-Term Equity Awards. The Compensation Committee and Subcommittee also take into consideration the accounting costs associated with long-term equity incentive awards granted to senior executives and other eligible employees. Under U.S. Generally Accepted Accounting Principles (“GAAP”), grants of stock options, performance units and other share-based awards result in an accounting charge for the Company. In designing the

46        The Wendy’s Company 2018 Proxy Statement

executive compensation program, the Compensation Committee and Subcommittee consider the accounting implications of equity awards, including the estimated cost for financial reporting purposes and the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

Deferred Compensation Plan

Effective January 1, 2017, the Company introduced the Wendy’s International, LLC Deferred Compensation Plan (the “Deferred Compensation Plan”). We offer participation in the Deferred Compensation Plan to key managerial and highly compensated employees because their 401(k) plan contributions are limited under federal income tax rules applicable to highly compensated employees. Our Deferred Compensation Plan provides these key leaders with similar means of saving for retirement by contributing additional amounts on a tax-deferred basis, subject to the provisions of the Deferred Compensation Plan. The Deferred Compensation Plan provisions also allow the Company to make discretionary contribution credits for a plan year; however, to date, we have elected not to make any such contributions. Although each NEO is eligible for participation, none of our NEOs participated in our Deferred Compensation Plan in 2017.

Consideration and Frequency of Annual Stockholder Say-on-Pay Vote

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the Company provides stockholders with the opportunity to cast an annual advisory vote to approve the compensation of the NEOs (i.e., an annual “say-on-pay” vote), as discussed under the caption “Proposal 3—Advisory Resolution to Approve Executive Compensation.” At the Company’s 2017 annual meeting of stockholders, approximately 96% of the votes cast on the say-on-pay resolution were voted in favor of the compensation of our named executive officers for 2016, as disclosed in the Company’s 2017 proxy statement. In August 2017, the Compensation Committee considered those voting results and believes that our stockholders generally support our executive compensation program and therefore determined that no changes to the Company’s executive compensation program were warranted at that time. In December 2017, the Compensation Committee conducted its annual review of the Company’s executive compensation philosophy and approved the existing framework for the executive compensation program for 2018, subject to the modifications described above under the caption “Additional Compensation Decisions—Changes to the Executive Compensation Program for 2018.”

Pursuant to the Dodd-Frank Act, the Company also asked stockholders to vote on whether future advisory say-on-pay votes on executive compensation should occur every year, every two years or every three years (i.e., a “say-on-frequency” vote). In February 2017, after careful consideration, our Board, upon the recommendation of the Compensation Committee, determined that holding a say-on-pay vote every year is appropriate and allows our stockholders to express their collective views and provide timely, direct input on the Company’s executive compensation program and practices. At the 2017 Annual Meeting of Stockholders, approximately 91% of the votes cast on the say-on-frequency resolution were voted in favor of holding annual say-on-pay votes. We have conducted an annual say-on-pay vote every year since 2011, consistent with the Board’s recommendations and the preferences expressed by our stockholders.

The Compensation Committee will continue to review the design of the executive compensation program in light of future say-on-pay votes, developments in executive compensation and the Company’s pay-for-performance philosophy to ensure that the executive compensation program continues to serve the best interests of the Company and its stockholders.

        The Wendy’s Company 2018 Proxy Statement        47

2017 SUMMARY COMPENSATION TABLE

This 2017 Summary Compensation Table sets forth the salary, bonus, cash incentive awards, equity incentive awards and all other compensation that was earned by, or paid or awarded to, the following NEOs for 2017, 2016 and 2015:

•	The Company’s President and Chief Executive Officer, Todd A. Penegor;

•	The Company’s Chief Financial Officer, Gunther Plosch;

•	The Company’s three most highly compensated executive officers during 2017 (other than Messrs. Penegor and Plosch) who were serving as executive officers at the end of 2017:

O	Robert D. Wright, Executive Vice President, Chief Operations Officer and International;

O	Kurt A. Kane, Chief Concept & Marketing Officer; and

O	E. J. Wunsch, Chief Legal Officer and Secretary.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($) (1)	OPTION AWARDS ($) (2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($) (3)	ALL OTHER COMPENSATION ($) (4)	TOTAL ($)
Todd A. Penegor (President and CEO)	2017	919,973	—	1,624,988	1,624,997	1,267,125	35,910	5,472,993
	2016	897,534	—	1,374,993	1,374,998	1,395,000	75,259	5,117,784
	2015	679,863	—	399,993	599,998	965,672	30,200	2,675,726
Gunther Plosch (5) (CFO)	2017	492,397	—	387,488	387,497	470,000	27,600	1,764,982
	2016	318,836	150,000	974,997	374,998	323,950	122,483	2,265,264
Robert D. Wright (EVP, COO and Int’l)	2017	545,003	—	487,486	487,497	490,000	30,610	2,040,596
	2016	513,493	—	449,993	524,999	566,835	30,200	2,085,520
	2015	490,479	—	359,992	539,999	638,345	30,200	2,059,015
Kurt A. Kane (6) (CCMO)	2017	445,027	—	599,983	349,998	405,000	30,400	1,830,408
	2016	431,315	—	324,987	325,000	424,778	30,200	1,536,279
E. J. Wunsch (7) (CLO and Secretary)	2017	406,384	—	274,983	274,997	375,000	152,458	1,483,822

(1)

The amounts shown represent the aggregate grant date fair value of stock awards made to the NEOs in the year shown, computed in accordance with FASB ASC Topic 718, disregarding any estimates of forfeitures related to performance-based vesting conditions. See Note 15 (Share-Based Compensation) to the Company’s consolidated financial statements included in the 2017 Form 10-K for the assumptions made in determining these values.

The amounts shown for 2017 reflect, among other items, the target grant date fair values of performance unit awards granted to the NEOs in February 2017 under the 2010 Omnibus Award Plan that are subject to the Company’s achievement of performance goals established by the Subcommittee for the performance period beginning January 2, 2017 and ending December 29, 2019, as follows: Mr. Penegor, $1,624,988; Mr. Plosch, $387,488; Mr. Wright, $487,486; Mr. Kane, $349,988; and Mr. Wunsch, $274,983. At maximum achievement levels, the grant date fair values of these awards would be as follows: Mr. Penegor, $3,249,976; Mr. Plosch $774,975; Mr. Wright, $974,972; Mr. Kane, $699,976; and Mr. Wunsch, $549,966. For more information regarding the performance goals and potential payouts with respect to the 2017 performance unit awards granted to the NEOs, see “Compensation Discussion and Analysis—Compensation Decisions for 2017—Long-Term Equity Incentive Compensation” above.

The 2017 amount shown for Mr. Kane also reflects a restricted stock unit award granted on August 11, 2017 under the 2010 Omnibus Award Plan to reinforce the retention and engagement of Mr. Kane in his current leadership role. The restricted stock units will vest in full on the third anniversary of the grant date, subject to Mr. Kane’s continued employment with the Company on the vesting date. The restricted stock units include dividend equivalent rights, representing the right to receive additional restricted stock units in lieu of cash dividends paid with respect to the shares of Common Stock underlying the award (if and when the award vests).

48        The Wendy’s Company 2018 Proxy Statement

(2)

The amounts shown represent the aggregate grant date fair value of stock option awards made to the NEOs in the year shown, computed in accordance with FASB ASC Topic 718. See Note 15 (Share-Based Compensation) to the Company’s consolidated financial statements included in the 2017 Form 10-K for the assumptions made in determining these values. For more information regarding the stock options granted to the NEOs in 2017, see “Compensation Discussion and Analysis—Compensation Decisions for 2017—Long-Term Equity Incentive Compensation” above.

(3)

The amounts shown represent the annual cash incentive payouts earned by the NEOs under the 2010 Omnibus Award Plan for the year shown based on the Company’s achievement of annual performance goals established by the Subcommittee, as adjusted for individual performance. For more information regarding the performance goals and potential payouts with respect to the 2017 cash incentive awards granted to the NEOs, see “Compensation Discussion and Analysis—Compensation Decisions for 2017—Annual Cash Incentive Compensation” above.

(4)	The following table sets forth the details of the “All Other Compensation” paid to the NEOs for 2017:

NAME	COMPANY CONTRIBUTIONS TO 401(K) PLAN ($) (a)	AUTOMOBILE ALLOWANCE ($)	RELOCATION REIMBURSEMENTS ($) (b)	OTHER PERQUISITES OR PERSONAL BENEFITS ($) (c)	TOTAL ($)
Todd A. Penegor	10,800	19,200	—	5,910	35,910
Gunther Plosch	10,800	16,800	—	—	27,600
Robert D. Wright	10,800	16,800	—	3,010	30,610
Kurt A. Kane	10,800	16,800	—	2,800	30,400
E. J. Wunsch	10,800	16,800	121,781	3,077	152,458

(a)	The amounts shown reflect matching contributions made by the Company to the NEOs’ respective 401(k) plan accounts.

(b)

The Company maintains a relocation policy that provides for the reimbursement of reasonable relocation expenses incurred by eligible employees who are hired, promoted or transferred at the Company’s request. Under the relocation policy, an employee’s taxable relocation expenses are generally tax-assisted, meaning that the reimbursed expenses are increased to offset the impact of applicable taxes. The relocation policy also provides eligible employees with financial, marketing and other assistance in connection with selling their existing home and buying a new home, including reimbursement of real estate commissions and customary closing costs. Under the relocation policy, eligible employees also may participate in a guaranteed home sale program administered by a third-party relocation firm, where a minimum sales price is determined by independent, licensed relocation appraisers.

The amount shown for Mr. Wunsch includes (i) relocation assistance covered by the Company through its third-party provider under the Company’s relocation policy in connection with his relocation to Dublin, Ohio, which was provided to Mr. Wunsch under his employment terms with the Company, and (ii) a tax assistance payment of $1,700 made by the Company in accordance with the terms of the relocation policy.

(c)

The amounts shown for Messrs. Penegor, Wright, Kane and Wunsch include the Company’s reimbursement of $2,800 for medical expenses incurred by the respective NEO under the Company’s executive physical examination program. The Company adopted this program to encourage executive officers to have routine medical check-ups in an effort to maintain good health, identify health issues and drive productivity.

The amounts shown for Messrs. Penegor, Wright and Wunsch also include the Company’s reimbursement of commercial travel expenses for each individual’s respective spouse. On certain occasions, an executive officer’s spouse may accompany the executive on a trip for a specific business-related purpose. In those cases, the executive officer is reimbursed for their spouse’s commercial travel expenses only with the prior permission of our Chief Executive Officer.

The amount shown for Mr. Penegor also includes the Company’s payment of certain residential security costs that were approved by the Compensation Committee following the Company’s review of potential security concerns related to Mr. Penegor’s service as the Company’s Chief Executive Officer. The amount shown for Mr. Penegor also includes a related tax assistance payment of $912 made by the Company.

        The Wendy’s Company 2018 Proxy Statement        49

(5)	Mr. Plosch was not a Named Executive Officer in 2015 and, therefore, his compensation information for that year has not been provided.

(6)	Mr. Kane was not a Named Executive Officer in 2015 and, therefore, his compensation information for that year has not been provided.

(7)	Mr. Wunsch was not a Named Executive Officer in 2015 or 2016 and, therefore, his compensation information for those years has not been provided.

50        The Wendy’s Company 2018 Proxy Statement

2017 GRANTS OF PLAN-BASED AWARDS

The following table provides information concerning the annual cash incentive awards and long-term equity incentive awards granted to the NEOs in 2017.

NAME			ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS (1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS (2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#) (3)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#) (4)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/Sh)	CLOSING MARKET PRICE ON DATE OF GRANT ($/Sh)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($) (5)
	GRANT DATE	APPROVAL DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)

Todd A. Penegor			581,250	1,162,500	2,325,000

	2/28/17					40,103	106,942	213,884					1,624,988

	8/11/17	8/3/17								520,099	15.355	15.39	1,624,997

Gunther Plosch			187,500	375,000	750,000

	2/28/17					9,562	25,501	51,002					387,488

	8/11/17	8/3/17								124,023	15.355	15.39	387,497

Robert D. Wright			207,000	414,000	828,000

	2/28/17					12,030	32,082	64,164					487,486

	8/11/17	8/3/17								156,029	15.355	15.39	487,497

Kurt A. Kane			168,750	337,500	675,000

	2/28/17					8,637	23,033	46,066					349,988

	8/11/17	8/3/17								112,021	15.355	15.39	349,998

	8/11/17	8/3/17							16,281				249,995

E. J. Wunsch			153,750	307,500	615,000

	2/28/17					6,786	18,097	36,194					274,983

	8/11/17	8/3/17								88,016	15.355	15.39	274,997

(1)

Represents threshold, target and maximum payout levels based on 2017 performance for the annual cash incentive awards granted to the NEOs under the 2010 Omnibus Award Plan. For more information regarding the performance goals and potential payouts with respect to such awards, see “Compensation Discussion and Analysis—Compensation Decisions for 2017—Annual Cash Incentive Compensation” above. The actual amounts paid to the NEOs pursuant to such awards based on Company and individual performance during 2017 were as follows: Mr. Penegor, $1,267,125; Mr. Plosch, $470,000; Mr. Wright, $490,000; Mr. Kane, $405,000; and Mr. Wunsch, $375,000.

Such amounts are included in the “Non-Equity Incentive Plan Compensation” column of the “2017 Summary Compensation Table” above.

(2)

Represents threshold, target and maximum payout levels based on Company performance over a three-year period for performance unit awards granted to the NEOs under the 2010 Omnibus Award Plan. For more information regarding the performance goals and potential payouts with respect to such awards, see “Compensation Discussion and Analysis—Compensation Decisions for 2017—Long-Term Equity Incentive Compensation” above. The performance units include dividend equivalent rights, representing the right to receive additional performance units in lieu of cash dividends paid with respect to the shares of Common Stock underlying the award (if and when the award vests).

(3)

For Mr. Kane, reflects a restricted stock unit award granted to Mr. Kane under the 2010 Omnibus Award Plan on August 11, 2017 to reinforce the retention and engagement of Mr. Kane in his current leadership role. The restricted stock units will vest in full on the third anniversary of the grant date, subject to Mr. Kane’s continued employment with the Company on the vesting date. The restricted stock units include dividend equivalent rights, representing the right to receive additional restricted stock units in lieu of cash dividends paid with respect to the shares of Common Stock underlying the award (if and when the award vests).

(4)

Reflects stock options granted to the NEOs under the 2010 Omnibus Award Plan, each having an exercise price equal to the “fair market value” (i.e., the average of the high and low per share sales price) of the underlying shares of Common Stock on the grant date and expiring ten years from the grant date, unless sooner exercised or forfeited. All of the stock

        The Wendy’s Company 2018 Proxy Statement        51

options vest and become exercisable in three equal installments on the first, second and third anniversaries of the grant date, subject to the executive’s continued employment on the applicable vesting date.

(5)

Represents the grant date fair value of equity awards granted to the NEOs, computed in accordance with FASB ASC Topic 718, disregarding any estimates of forfeitures related to performance-based vesting conditions. The grant date fair value of the performance unit awards granted to Messrs. Penegor, Plosch, Wright, Kane and Wunsch on February 28, 2017 is based on achieving target levels of performance. See Note 15 (Share-Based Compensation) to the Company’s consolidated financial statements included in the 2017 Form 10-K for the assumptions made in determining those values.

52        The Wendy’s Company 2018 Proxy Statement

OUTSTANDING EQUITY AWARDS AT 2017 YEAR-END

The following table provides information concerning the unexercised stock options and unvested restricted stock unit and performance unit awards held by the NEOs as of the end of 2017.

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE (1)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE (2)	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($) (3)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($) (3)
Todd A. Penegor	65,580	—	5.9050	6/3/23
	218,153	—	7.9225	8/9/23
	300,054	—	8.2225	8/11/24
	175,870	87,935	9.8575	8/7/25
	216,542	433,084	10.0875	8/12/26
	—	520,099	15.3550	8/11/27
					62,212 (7)	1,021,521
							63,134 (4)	1,036,660
							291,550 (5)	4,787,251
							217,924 (6)	3,578,312
Gunther Plosch	59,056	118,114	10.0875	8/12/26
	—	124,023	15.3550	8/11/27
					90,858 (8)	1,491,888
							51,964 (6)	853,249
Robert D. Wright	109,110	—	8.2225	8/11/24
	158,283	79,142	9.8575	8/7/25
	82,679	165,360	10.0875	8/12/26
	—	156,029	15.3550	8/11/27
					62,212 (7)	1,021,521
							56,820 (4)	932,984
							95,414 (5)	1,566,698
							65,376 (6)	1,073,474
Kurt A. Kane	102,590	51,296	9.8575	8/7/25
	51,182	102,366	10.0875	8/12/26
	—	112,021	15.3550	8/11/27
					25,607 (9)	420,467
					16,426 (10)	269,715
							68,906 (5)	1,131,437
							46,934 (6)	770,656
E. J. Wunsch	—	88,016	15.3550	8/11/27
					47,514 (11)	780,180
							36,876 (6)	605,504

(1)

All stock options vest and become exercisable in three equal installments on the first, second and third anniversaries of the grant date, subject to the executive’s continued employment on the applicable vesting date.

(2)	All stock options expire ten years from the grant date, unless sooner exercised or forfeited.

        The Wendy’s Company 2018 Proxy Statement        53

(3)	Based on $16.42 per share, which was the per share closing price of our Common Stock on December 29, 2017, the last trading day of 2017.

(4)

Represents payout levels based on achieving maximum performance levels over a three-year period (December 29, 2014 through December 31, 2017) for performance unit awards granted on February 18, 2015 under the 2010 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2017. Each performance unit represents the right to receive one share of Common Stock subject to the Company’s achievement of two performance goals based on adjusted earnings per share and relative total stockholder return during the performance period. For more information regarding the performance goals and potential payouts with respect to such awards, see “Compensation Discussion and Analysis—Compensation Decisions for 2015—Long-Term Equity Incentive Compensation” in the Company’s definitive proxy statement for the 2016 annual meeting of stockholders filed with the SEC on April 11, 2016.

(5)

Represents payout levels based on achieving maximum performance levels over a three-year period (January 4, 2016 through December 30, 2018) for performance unit awards granted on February 25, 2016 under the 2010 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2017. Each performance unit represents the right to receive one share of Common Stock subject to the Company’s achievement of two performance goals based on adjusted earnings per share and relative total stockholder return during the performance period. For more information regarding the performance goals and potential payouts with respect to such awards, see “Compensation Discussion and Analysis—Compensation Decisions for 2016—Long-Term Equity Incentive Compensation” in the Company’s definitive proxy statement for the 2017 annual meeting of stockholders filed with the SEC on April 11, 2017.

(6)

Represents payout levels based on achieving target performance levels over a three-year period (January 2, 2017 through December 29, 2019) for performance unit awards granted on February 28, 2017 under the 2010 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2017. Each performance unit represents the right to receive one share of Common Stock subject to the Company’s achievement of a performance goal based on adjusted earnings per share during the performance period. For more information regarding the performance goal and potential payouts with respect to such awards, see “Compensation Discussion and Analysis—Compensation Decisions for 2017—Long-Term Equity Incentive Compensation” above.

(7)

Reflects unvested restricted stock units granted to Messrs. Penegor and Wright on December 17, 2014 under the 2010 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2017. The restricted stock units vest in two equal installments on the third and fourth anniversaries of the grant date, subject to the executive’s continued employment on the applicable vesting date. The first installment of each individual’s respective award (including the related dividend equivalent units) vested in full on December 17, 2017.

(8)

Reflects unvested restricted stock units granted to Mr. Plosch on May 2, 2016 under the 2010 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2017. The restricted stock units vest on May 2, 2019, subject to Mr. Plosch’s continued employment on the vesting date.

(9)

Reflects unvested restricted stock units granted to Mr. Kane on May 4, 2015 under the 2010 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2017. The restricted stock units vest on May 4, 2018, subject to Mr. Kane’s continued employment on the vesting date.

(10)

Reflects unvested restricted stock units granted to Mr. Kane on August 11, 2017 under the 2010 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2017, to reinforce the retention and engagement of Mr. Kane in his current leadership role. The restricted stock units vest on August 11, 2020, subject to Mr. Kane’s continued employment on the vesting date.

(11)

Reflects unvested restricted stock units granted to Mr. Wunsch on October 3, 2016 under the 2010 Omnibus Award Plan, plus dividends accrued thereon as of the end of 2017. The restricted stock units vest in three equal installments on the first, second and third anniversaries of the grant date, subject to Mr. Wunsch’s continued employment on the applicable vesting date. The first installment (including the related dividend equivalent units) vested in full on October 3, 2017.

54        The Wendy’s Company 2018 Proxy Statement

OPTION EXERCISES AND STOCK VESTED DURING 2017

The following table provides information for 2017 concerning the exercise of stock options and vesting of stock awards granted to the NEOs in prior years.

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($) (1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($) (2)
Todd A. Penegor	—	—	115,417 (3)	1,705,238
Gunther Plosch	—	—	—	—
Robert D. Wright	—	—	81,557 (3)	1,235,769
Kurt A. Kane	—	—	—	—
E. J. Wunsch	—	—	23,650 (4)	363,146

(1)	Based on the difference between the exercise price of the stock options and the market price of our Common Stock at the time of exercise.

(2)	Based on the average of the high and low per share sales price of our Common Stock on the applicable vesting date.

(3)

This number includes the number of shares of Common Stock earned with respect to performance unit awards granted on February 20, 2014 for the performance period that began on December 30, 2013 and ended on January 1, 2017. The performance unit awards vested on February 28, 2017 following the Subcommittee’s determination of the Company’s level of achievement of the adjusted earnings per share performance goal. Regarding such awards, the number of shares of Common Stock actually received by each individual was reduced by the withholding of shares (18,453 shares withheld by Mr. Penegor and 6,478 shares by Mr. Wright) to pay the income taxes associated with the value realized upon vesting.

This number also includes the number of shares of Common Stock received on December 17, 2017 from the pro rata vesting of each individual’s respective restricted stock unit award granted on December 17, 2014. Regarding such awards, the number of shares of Common Stock actually received by each individual was reduced by the withholding of 30,804 shares, respectively, to pay the income taxes associated with the value realized upon vesting.

(4)

Represents one-third of the restricted stock units (plus dividends accrued thereon) granted on October 3, 2016 and which vested on October 3, 2017. The number of shares of Common Stock actually received by Mr. Wunsch was reduced by the withholding of 7,770 shares to pay the income taxes associated with the value realized upon vesting.

        The Wendy’s Company 2018 Proxy Statement        55

EMPLOYMENT ARRANGEMENTS AND

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Following careful consideration and consultation with its executive compensation advisors, beginning in 2013, the Company adopted a philosophy to discontinue the use of formal employment agreements. The Company believes this practice is a responsible approach aligned with stockholder interests and best practice. Employment arrangements for our NEOs are governed by the terms of their individual employment offers, as well as an Executive Severance Pay Policy adopted by the Compensation Committee in December 2015 (the “Executive Severance Policy”). The key provisions related to termination of employment for the NEOs are summarized in the tables below.

The NEOs also have received equity awards under the 2010 Omnibus Award Plan, which provides for the accelerated vesting of certain awards in connection with a qualifying termination event. Awards granted under the 2010 Omnibus Award Plan are subject to “double-trigger” vesting requirements in connection with a “change in control” of the Company. This means that, in order for an outstanding award to be accelerated and become vested, a “change in control” must occur and the participant must be terminated without “cause” or for “good reason” following the change in control.

The Company considers these limited severance and change in control benefits to be an important part of the executive compensation program and consistent with competitive market practice. The Company believes that providing appropriate severance benefits helps to attract and retain highly qualified executives by mitigating the risks associated with leaving a previous employer and accepting a new position with the Company, and by providing income continuity following an unexpected termination. These arrangements also allow the Company to protect its interests through corresponding confidentiality, non-compete and other restrictive covenants in the event of an executive’s termination.

A summary of the key severance provisions in effect as of the end of 2017 for Messrs. Penegor, Plosch, Wright, Kane and Wunsch is set forth below. This summary is qualified in its entirety by reference to the complete text of the employment arrangement documents for the NEOs, the Executive Severance Policy and the 2010 Omnibus Award Plan, copies of which have been filed with the SEC.

EMPLOYMENT ARRANGEMENTS—KEY SEVERANCE PROVISIONS

TODD A. PENEGOR AND ROBERT D. WRIGHT
Termination event:	•	Termination without “cause.”
Severance payments:	•

A cash payment equal to the sum of the executive’s then-current base salary and actual cash incentive award paid for 2016, payable in biweekly installments for a period of 12 months (Mr. Penegor, $2,325,000; Mr. Wright, $1,118,835).

•

A cash payment equal to the executive’s then-current base salary for an additional period of 12 months, payable in biweekly installments commencing 12 months after termination, offset by any compensation earned from subsequent employment (Mr. Penegor, $930,000; Mr. Wright, $552,000).

	•	A lump sum cash payment of $30,000.
•

A pro rata portion of the executive’s annual cash incentive award for 2017, based on actual Company performance, payable in a lump sum on the date annual incentives are paid to other executives (Mr. Penegor, $1,267,125; Mr. Wright, $490,000).

Treatment of equity awards:	•

In the event of a termination without “cause,” all outstanding stock options and restricted stock units will vest pro rata (on a monthly basis) through the date of termination (Mr. Penegor, $2,858,389; Mr. Wright, $1,957,465).

GUNTHER PLOSCH, KURT A. KANE AND E. J. WUNSCH
Termination event:	•	Termination without “cause” or termination due to a change in control.
Severance payments:	•

If termination without “cause” occurs, a cash payment equal to the executive’s then-current base salary, payable in biweekly installments for a period of 18 months (Mr. Plosch, $750,000; Mr. Kane, $675,000; Mr. Wunsch, $615,000).

56        The Wendy’s Company 2018 Proxy Statement

•

If termination without “cause” occurs within 12 months following a change in control, a cash payment equal to the sum of the executive’s then-current base salary and target annual cash incentive award for 2017, payable in biweekly installments for a salary continuation period of 18 months (Mr. Plosch, $1,125,000; Mr. Kane, $1,012,500; Mr. Wunsch, $922,500).

•

In either case, a pro rata portion of the executive’s annual cash incentive award for 2017, based on actual Company performance, payable in a lump sum on the date annual incentives are paid to other executives (Mr. Plosch, $470,000; Mr. Kane, $405,000; Mr. Wunsch, $375,000).

Treatment of equity awards:		In the event of a termination without “cause”:
•

Continued vesting of all outstanding stock options during the 18-month salary continuation period. Any unvested stock options remaining outstanding as of the conclusion of the 18-month salary continuation period will be forfeited.

•

Accelerated vesting, as of the termination date, of outstanding restricted stock units that would have vested had the executive continued in active employment through the end of the 18-month salary continuation period. All other unvested restricted stock units will be forfeited (Mr. Plosch, $1,491,888; Mr. Kane, $457,927; Mr. Wunsch, $390,090).

•

Vesting of outstanding performance units on a pro rata basis, based on the number of months worked prior to the executive’s termination date. Vesting will occur at the conclusion of the applicable performance period(s), based on actual performance for the entire performance period(s) (Mr. Plosch, $134,082; Mr. Kane, $492,861; Mr. Wunsch, $95,151).

If termination without “cause” occurs within 12 months following a change in control:
	•	Accelerated, full vesting of outstanding stock options as of the termination date (Mr. Plosch, $880,041; Mr. Kane, $1,104,165; Mr. Wunsch, $93,737).
	•	Accelerated, full vesting of outstanding restricted stock units as of the termination date (Mr. Plosch, $1,491,888; Mr. Kane, $690,182; Mr. Wunsch, $780,180).
•

Accelerated vesting of outstanding performance units based on actual performance through the termination date, if determinable; if undeterminable, accelerated, full vesting of all outstanding performance units at target levels of performance (Mr. Plosch, $126,254; Mr. Kane, $481,560; Mr. Wunsch, $89,596).

EMPLOYMENT ARRANGEMENTS—RESTRICTIVE COVENANTS

As a condition to receiving any of the severance payments and benefits described above, the NEOs are required to comply with certain restrictive covenants set forth under their respective employment arrangements, including the Executive Severance Policy, as described below.

NAME	GENERAL RELEASE/ COVENANT NOT TO SUE	NON-COMPETE/NON-SOLICITATION	CONFIDENTIALITY/ NON-DISPARAGEMENT
Todd A. Penegor; Robert D. Wright	✓	12 months (termination for “cause”) 24 months (termination without “cause”)	4 years
Gunther Plosch; E. J. Wunsch	✓	12 months (termination for “cause”) 18 months (termination without “cause”)	Unlimited
Kurt A. Kane	✓	12 months (termination for “cause”) 24 months (termination without “cause”)	Unlimited

        The Wendy’s Company 2018 Proxy Statement        57

2010 OMNIBUS AWARD PLAN—KEY SEVERANCE PROVISIONS

TYPE OF EQUITY AWARD	TERMINATION EVENT	IMPACT ON OUTSTANDING EQUITY AWARDS
Stock Options	Termination due to death or disability or termination without “cause” or for “good reason” within 12 months following a “change in control.”	All outstanding stock options will fully vest (Mr. Penegor, $3,873,483; Mr. Plosch, $880,041; Mr. Wright, $1,732,682; Mr. Kane, $1,104,165; Mr. Wunsch, $93,737).
Restricted Stock Units	Termination due to death or disability or termination without “cause” or for “good reason” within 12 months following a “change in control.”	All outstanding restricted stock units will fully vest (Mr. Penegor, $1,021,521; Mr. Plosch, $1,491,888; Mr. Wright, $1,021,521; Mr. Kane, $690,182; Mr. Wunsch, $780,180).
Termination without “cause.”

For Messrs. Penegor and Wright, all outstanding restricted stock units granted on December 17, 2014 will fully vest (Mr. Penegor, $1,021,521; Mr. Wright, $1,021,521).

For Mr. Plosch, all outstanding restricted stock units granted on May 2, 2016 will vest pro rata ($1,491,888).

For Mr. Kane, all outstanding restricted stock units granted on May 4, 2015 and August 11, 2017 will vest pro rata ($457,927).

For Mr. Wunsch, all outstanding restricted stock units granted on October 3, 2016 will vest pro rata ($390,090).

Performance Units	Termination due to death or disability or termination without “cause” or for “good reason” within 12 months following a “change in control.”

All outstanding performance units will vest pro rata (on a daily basis) through the date of termination based on actual performance or, if actual performance cannot be reasonably assessed, then based on the assumed achievement of target performance (Mr. Penegor, $2,602,860; Mr. Plosch, $126,254; Mr. Wright, $1,134,246; Mr. Kane, $481,560; Mr. Wunsch, $89,596).

Termination without “cause.”

All outstanding performance units granted on February 25, 2016 and February 28, 2017 will vest pro rata (on a monthly basis) through the date of termination based on actual performance through the end of the performance period (Mr. Penegor, $2,653,590; Mr. Plosch, $134,082; Mr. Wright, $1,149,953; Mr. Kane, $492,861; Mr. Wunsch, $95,151).

AGGREGATE POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The estimated aggregate values of the severance payments and benefits that would be provided to the NEOs in connection with the qualifying termination events described above pursuant to their respective employment arrangements, the Executive Severance Policy and the 2010 Omnibus Award Plan are shown in the table below.

NAME	TERMINATION DUE TO DEATH OR DISABILITY ($)	TERMINATION WITHOUT CAUSE OR DUE TO A TRIGGERING EVENT ($)	TERMINATION WITHOUT CAUSE FOLLOWED BY A CHANGE IN CONTROL ($)
Todd A. Penegor	$7,497,864	$10,064,104	$12,049,989
Gunther Plosch	$2,498,184	$3,263,975	$4,093,184
Robert D. Wright	$3,888,450	$5,298,253	$6,079,285
Kurt A. Kane	$2,275,906	$2,731,300	$3,693,406
E. J. Wunsch	$963,513	$1,506,486	$2,261,013

58        The Wendy’s Company 2018 Proxy Statement

KEY ASSUMPTIONS AND DEFINITIONS

The following assumptions were made in calculating the value of the severance payments and benefits described the tables above:

•	The triggering event took place on December 29, 2017, the last business day of 2017;

•	The price of our Common Stock was $16.42 per share, the closing price on December 29, 2017;

•	No compensation offset for executives whose second-year severance payments would otherwise be subject to reduction for outside earnings;

•	The immediate exercise and sale of all stock options and the immediate sale of all restricted stock units and performance units that vested as of the December 29, 2017 triggering date;

•	Accelerated vesting of performance units is based on the assumed achievement of target performance; and

•	No six-month delay in payment to any “specified employee” that would otherwise be required under Section 409A of the Internal Revenue Code.

“Cause” is generally defined to include: (i) commission of any act of fraud or gross negligence that has a material adverse effect on the business or financial condition of the Company or its affiliates; (ii) willful material misrepresentation to the Company or the Board; (iii) willful failure or refusal to comply with any material obligations or any reasonable and lawful instructions of the President and Chief Executive Officer or the Board; (iv) engagement in any misconduct or commission of any act that is injurious or detrimental to the substantial interest of the Company or any of its affiliates; (v) indictment for any felony; (vi) failure to comply with any material written rules, regulations, policies or procedures of the Company; (vii) willful or negligent failure to comply with the Company’s policies regarding insider trading; or (viii) the executive’s death or disability.

“Triggering event” is generally defined to include: (i) material reduction in the executive’s authority, duties or responsibilities; (ii) requirement to report to any person other than the President and Chief Executive Officer or the Board; (iii) reduction in the executive’s base salary or target annual cash incentive opportunity percentage; or (iv) requirement to relocate to a work site outside of Columbus, Ohio.

“Change in control” is generally defined to include: (i) acquisition by any person or group of beneficial ownership of 50% or more of the outstanding shares of our Common Stock or the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors, subject to certain exceptions; (ii) during any period of 24 months, individuals who, at the beginning of such period, constitute the Board of Directors (i.e., “incumbent directors”) cease for any reason to constitute at least a majority of the Board, provided that any director whose election or nomination for election was approved by at least two-thirds of the incumbent directors then on the Board is deemed an incumbent director; (iii) stockholder approval of a plan of complete dissolution or liquidation of the Company; (iv) sale, transfer or other disposition of all or substantially all of the business or assets of the Company; or (v) consummation of a reorganization, recapitalization, merger, consolidation, share exchange or similar transaction involving the Company that requires stockholder approval, subject to certain exceptions. Notwithstanding the foregoing, the acquisition of any portion of the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors by, or the merger, consolidation or sale of assets of the Company with or to, Nelson Peltz or Peter W. May (or any person controlled by Messrs. Peltz or May) will not constitute a “change in control.”

        The Wendy’s Company 2018 Proxy Statement        59

PAY RATIO DISCLOSURE

As mandated by Section 953(b) of the Dodd-Frank Act and called for under Item 402(u) of SEC Regulation S-K, beginning with this Proxy Statement, we are required to annually disclose the ratio of the annual total compensation of our Chief Executive Officer (Mr. Penegor) to the annual total compensation of our median employee, pursuant to the calculation and disclosure requirements.

Approximately 90% of our employee population is comprised of restaurant team members who are paid hourly. Our restaurant roles provide flexible employment opportunities for Wendy’s team members who seek accommodating work schedules, supplemental income or social connection, although such flexible and part-time employment has the effect of lowering the annual total compensation for our median employee. We identified the median employee by examining the tax and payroll records of our employee population (including full-time, part-time, temporary and seasonal employees), excluding our Chief Executive Officer, on December 1, 2017. Other than Mr. Penegor and our non-U.S. employees, all employees of the Company and its subsidiaries were considered in our identification of the median employee. We excluded 58 non-U.S. employees, which represents approximately 0.5% of the Company’s total employee population of approximately 12,425 individuals as of December 1, 2017. Of the excluded employees, 44 are employed in Canada, four in Singapore, four in the United Arab Emirates and one in each of Brazil, Guatemala, Hungary, Japan, Philippines and Puerto Rico.

To determine the median employee, we used total cash compensation paid in 2017 as reported to the Internal Revenue Service on Form W-2, which includes base salary for salaried colleagues, base hourly compensation and overtime for hourly permanent employees, actual compensation for seasonal or temporary colleagues, and any cash incentive compensation. No cost of living adjustments were made to determine the median employee. We did not make any assumptions, adjustments or estimates with respect to total cash compensation, nor did we annualize the compensation for any employees who were not employed by us for all of 2017. We believe the use of such reported total cash compensation is a consistently applied compensation measure because we do not widely distribute annual equity awards to employees.

Based on total cash compensation, our median employee was identified as a restaurant team member who in 2017 was paid on an hourly basis and worked 1,892 hours.

Upon identifying the median employee, such employee’s annual total compensation was calculated using the same methodology that we use to determine the annual total compensation of Mr. Penegor and our other Named Executive Officers as set forth in the “2017 Summary Compensation Table” in this Proxy Statement.

Based on the foregoing, our median employee’s 2017 annual total compensation was $18,573. Mr. Penegor’s 2017 annual total compensation was $5,472,993, as reported in the “2017 Summary Compensation Table” above. As a result, we estimate that for 2017, the ratio of Mr. Penegor’s annual total compensation to that of our median employee was approximately 295:1.

We believe our pay ratio is a reasonable estimate calculated in a manner consistent with applicable SEC rules, based on our employment and payroll records and the methodology described above. The SEC rules governing pay ratio disclosure allow companies to apply numerous different methodologies, exclusions and reasonable assumptions, adjustments and estimates that reflect their compensation practices. For that reason, the pay ratio reported above should not be used as a basis for comparison between companies, as other companies might have different employment and compensation practices and might use various methodologies, exclusions, assumptions, adjustments and estimates in calculating their own pay ratios. Previously, the Company was not required to provide pay ratio disclosures. Accordingly, our executive compensation process does not include an examination of our pay ratio. We have provided this pay ratio information for compliance purposes, and neither the Compensation Committee nor Company management have used the pay ratio measure to influence any compensation actions or decisions.

60        The Wendy’s Company 2018 Proxy Statement

COMPENSATION OF DIRECTORS

The Company’s compensation program for non-management directors is designed to:

•	Be competitive with companies against which the Company competes for director talent;

•	Encourage and facilitate ownership of our Common Stock by non-management directors; and

•	Take into consideration stockholder views regarding director compensation.

The Compensation Committee has responsibility for reviewing the competitiveness and appropriateness of the compensation program for non-management directors and for approving or making recommendations to the Board of Directors with respect to director compensation. In carrying out its duties, the Compensation Committee has established a process to review the competitive positioning of the Company’s director compensation program. Such review was previously conducted on a biennial basis, and in May 2017, the Compensation Committee determined that the frequency of such review process should instead be conducted on an annual basis in order to maintain the competitiveness of our director compensation program based on evolving market trends. The Compensation Committee also requested that its independent outside compensation consultant, FW Cook, prepare a competitive analysis of the Company’s director compensation program to ensure that such program was providing appropriate levels of compensation. The analysis, which compared the compensation of the Company’s non-management directors against a peer group of 19 restaurant companies, confirmed that both the design and compensation levels of the Company’s director compensation program were reasonably aligned with market practice.

In May 2017, the Compensation Committee considered and evaluated market data and other guidance provided by FW Cook and a number of other factors, including: (i) the Company’s performance since the director compensation program was last changed in May 2016 and June 2015; (ii) the Company’s current initiatives and future growth strategies; (iii) the number of Board and Board committee meetings held; (iv) the increase in the complexity of matters addressed by directors; and (v) stockholder expectations regarding director compensation. After consulting with FW Cook, the Compensation Committee approved the following changes to the director compensation program to more closely align the program with market practice and to maintain the program’s competitiveness in attracting and retaining highly qualified directors: (a) an increase in the grant date fair value of the annual restricted stock award from $85,000 to $105,000; (b) an increase to the annual chair retainer amount for the Compensation Committee Chair from $10,000 to $12,500; and (c) for all members of the Nominating and Corporate Governance Committee, the elimination of the $2,000 per meeting fee and replacement with an annual retainer of $8,000. Based on guidance from FW Cook, the retainers aligned within the competitive range of market median.

The components of the Company’s current compensation program for non-management directors, which include the changes discussed above that were approved by the Compensation Committee in May 2017, are described below.

Annual Retainers

•	Each non-management director receives an annual retainer for Board service of $67,500.

•	Each member of the Audit Committee receives an annual retainer of $14,000, and the Audit Committee Chair receives an additional annual chair retainer of $15,000.

•	Each member of the Compensation Committee receives an annual retainer of $10,500, and the Compensation Committee Chair receives an additional annual chair retainer of $12,500.

•

Each member of the Nominating and Corporate Governance Committee receives an annual retainer of $8,000, and the Nominating and Corporate Governance Committee Chair receives an additional annual chair retainer of $7,500.

Meeting Fees

•

Except as otherwise specifically determined by the Compensation Committee, no meeting fees are paid to members of the Audit Committee, Compensation Committee, Subcommittee or Nominating and Corporate Governance Committee. Members of all other Board committees receive a fee of $2,000 for each meeting they attend.

Annual Restricted Stock Awards

•

Each non-management director receives a restricted stock award in connection with his or her initial election and annual re-election to the Board. Each restricted stock award has an annual grant date fair value of $105,000 and vests on the earlier of the first anniversary of the grant date and the date of the Company’s next annual meeting of stockholders, subject to the director’s service on the Board on the vesting date.

        The Wendy’s Company 2018 Proxy Statement        61

Non-management directors may elect to receive all or a portion of their annual retainers and meeting fees in shares of Common Stock in lieu of cash. In addition, pursuant to the Company’s 2009 Directors’ Deferred Compensation Plan (the “2009 Directors’ Deferred Compensation Plan”), non-management directors may elect to defer a set percentage or amount of their annual retainers, meeting fees and restricted stock awards into restricted stock units. The restricted stock units represent a contingent right to receive shares of Common Stock and, in the case of a deferral of restricted stock awards, are subject to the same vesting schedule as the underlying restricted stock. Dividend equivalent units accrue on all amounts deferred under the 2009 Directors’ Deferred Compensation Plan. All deferred amounts are payable in shares of Common Stock in a lump sum on the earlier of the director’s termination of Board service, a fixed number of years or the director’s death, as elected by the director at the time of deferral.

2017 DIRECTOR COMPENSATION

The table below summarizes the compensation earned by or paid to the Company’s non-management directors for their Board and Board committee service during 2017. Todd Penegor, the Company’s Chief Executive Officer, did not receive any additional compensation during 2017 for his service as a director and is therefore not included in the table. The compensation paid to Mr. Penegor during 2017 for his service as an executive officer of the Company is set forth in the “2017 Summary Compensation Table” above.

NAME	FEES EARNED OR PAID IN CASH ($) (1)	STOCK AWARDS ($) (2)	ALL OTHER COMPENSATION ($)		TOTAL ($)
Nelson Peltz	69,500	105,000	500,000	(3)	674,500
Peter W. May	76,750	105,000	—		181,750
Emil J. Brolick	69,500	105,000	—		174,500
Kristin A. Dolan	32,783	96,250	—		129,033
Kenneth W. Gilbert	45,352	105,000	—		150,352
Janet Hill (4)	30,428	—	—		30,428
Dennis M. Kass	92,000	105,000	—		197,000
Joseph A. Levato	125,500	105,000	—		230,500
Michelle J. Mathews-Spradlin	82,000	105,000	—		187,000
Matthew H. Peltz	71,500	105,000	—		176,500
Peter H. Rothschild	136,750	105,000	—		241,750
Arthur B. Winkleblack	115,000	105,000	—		220,000

(1)

Consists of the annual Board retainer, annual member retainers and additional annual chair retainers for the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, and committee meeting fees. For 2017, Messrs. N. Peltz, May and M. Peltz elected to receive payment of their entire annual retainers and meeting fees in shares of Common Stock in lieu of cash. The number of shares received in lieu of cash was based on the average of the closing price of our Common Stock for the 20 consecutive trading days immediately preceding the date on which the retainers and meeting fees were otherwise payable.

(2)

Unless otherwise indicated, the amounts shown represent the grant date fair value of the annual restricted stock awards granted to each of the non-management directors on May 23, 2017 upon their re-election to the Board at the Company’s 2017 annual meeting of stockholders (and in the case of Ms. Dolan, who received a prorated award on August 3, 2017), computed in accordance with FASB ASC Topic 718. Mr. Levato elected to defer his entire annual restricted stock awards into restricted stock units under the 2009 Directors’ Deferred Compensation Plan.

(3)

In connection with Nelson Peltz’s service as non-executive Chairman, the Board of Directors has approved reimbursement to Mr. Peltz for a portion of his security-related expenses. In connection with this reimbursement, an independent professional security consulting firm provides the Compensation Committee with periodic security assessments regarding Mr. Peltz’s security arrangements, including the security issues arising in connection with the business of the Company and the portion of Mr. Peltz’s security costs reimbursed by the Company. The amount shown reflects the aggregate amount of such security-related expenses reimbursed by the Company during 2017.

(4)	Ms. Hill retired from the Board on May 23, 2017 when her term expired at the Company’s 2017 annual meeting of stockholders and received a prorated portion of her annual retainer for 2017.

62        The Wendy’s Company 2018 Proxy Statement

The following table shows, for each non-management director who served on our Board during 2017, the aggregate number of shares of restricted stock, restricted stock units and stock options outstanding as of the end of 2017.

NAME	SHARES OF RESTRICTED STOCK OUTSTANDING AS OF 2017 FYE (1)	RESTRICTED STOCK UNITS OUTSTANDING AS OF 2017 FYE (2)	STOCK OPTIONS OUTSTANDING AS OF 2017 FYE (3)
Nelson Peltz	6,510	—	12,000
Peter W. May	6,510	—	12,000
Emil J. Brolick	6,510	—	—
Kristin A. Dolan	6,259	—	—
Kenneth W. Gilbert	6,510	—	—
Janet Hill (4)	—	—	—
Dennis M. Kass	6,510	—	—
Joseph A. Levato	—	124,189	12,000
Michelle J. Mathews-Spradlin	6,510	—	—
Matthew H. Peltz	6,510	—	—
Peter H. Rothschild	6,510	—	—
Arthur B. Winkleblack	6,510	—	—

(1)	Represents the aggregate number of shares of our Common Stock underlying the outstanding unvested restricted stock awards for each non-management director as of December 31, 2017.

(2)

Represents annual retainer amounts, meeting fees and annual restricted stock awards that each non-management director elected to defer into restricted stock units under the 2009 Directors’ Deferred Compensation Plan.

(3)	Represents the aggregate number of shares of our Common Stock underlying the outstanding stock option awards for each non-management director as of December 31, 2017.

(4)	Ms. Hill retired from the Board on May 23, 2017 when her term expired at the Company’s 2017 annual meeting of stockholders.

        The Wendy’s Company 2018 Proxy Statement        63

EXECUTIVE OFFICERS

The Company’s executive officers as of the date of this Proxy Statement are identified below.

NAME	AGE	POSITION
Todd A. Penegor	52	President and Chief Executive Officer
Leigh A. Burnside	47	Chief Accounting Officer
Liliana M. Esposito	43	Chief Communications Officer
Kurt A. Kane	46	Chief Concept & Marketing Officer
Coley O’Brien	44	Chief People Officer
Gunther Plosch	50	Chief Financial Officer
Abigail E. Pringle	44	Chief Development Officer
David G. Trimm	52	Chief Information Officer
Robert D. Wright	50	Executive Vice President, Chief Operations Officer and International
E. J. Wunsch	46	Chief Legal Officer and Secretary

Additional information concerning the executive officers is provided below, including their respective positions with the Company and prior business experience (other than Mr. Penegor, for whom such information is provided above under the caption “Proposal 1—Election of Directors”). Executive officers are elected by the Board of Directors and hold office until the organizational meeting of the Board following the Company’s annual meeting of stockholders next succeeding their election and until their successors are elected and qualified, or until their earlier death, resignation, retirement or removal.

LEIGH A. BURNSIDE

Ms. Burnside joined the Company in September 2004 and has served as our Chief Accounting Officer since August 14, 2017. She served as our Vice President—Finance and Planning from September 2013 to August 2017, Vice President—Strategic Financial Analysis from July 2011 to September 2013, Director of Strategic Financial Analysis from June 2009 to July 2011, Director of Financial Reporting from September 2006 to June 2009 and Director of External Reporting and Technical Compliance from September 2004 to September 2006. Prior to her tenure with the Company, Ms. Burnside worked at L Brands, Inc. (formerly known as Limited Brands, Inc.), where she served as Manager of Internal Audit from May 2004 to September 2004 and Manager of Financial Reporting from May 2001 to May 2004. Previously, Ms. Burnside served as External Reporting Manager for Borden, Inc. from July 1999 to May 2001. Ms. Burnside’s corporate accounting and financial reporting, planning and analysis experience also includes her work in public accounting with Arthur Andersen LLP, where she served as Audit Manager from May 1997 to July 1999, and with Coopers & Lybrand, where she was a Senior Associate from September 1994 to May 1997 and an Associate from September 1992 to September 1994. Ms. Burnside is a certified public accountant (inactive).

LILIANA M. ESPOSITO

Ms. Esposito has served as our Chief Communications Officer since she joined the Company in June 2014. Previously, Ms. Esposito worked at Dean Foods Company, one of the leading food and beverage companies in the United States, where she served as Vice President of Corporate Communications and Public Affairs from January 2012 to March 2014 and Senior Director of Public Affairs from January 2010 to December 2011. Prior to that, Ms. Esposito worked at Mercury Public Affairs, a public strategy firm, where she served as Senior Vice President from January 2008 to January 2010 and Vice President from July 2005 to December 2007. Prior to joining Mercury Public Affairs, Ms. Esposito served as Public Affairs Manager at Mars, Inc. from July 2000 to July 2005. Previously, she served as a Senior Associate with Burson-Marsteller, a global public relations and communications firm. Ms. Esposito is a member of the board of directors of Quality Supply Chain Co-op, Inc. (“QSCC”), the independent purchasing cooperative for the Company and Wendy’s system. She also serves as a trustee of the Dave Thomas Foundation for Adoption.

64        The Wendy’s Company 2018 Proxy Statement

KURT A. KANE

Mr. Kane joined the Company in May 2015 and has served as our Chief Concept & Marketing Officer since October 2015. Mr. Kane served as our Chief Concept Officer from May 2015 to October 2015. Prior to joining the Company, Mr. Kane worked at Yum! Brands, Inc. for seven years, where he held several key leadership positions for the Pizza Hut brand, including Global Chief Marketing and Food Innovation Officer from January 2014 to March 2015, Chief Marketing Officer of Pizza Hut U.S. from February 2011 to December 2013 and Vice President of Brand Marketing and Communications of Pizza Hut U.S. from 2008 to 2010. Prior to joining Yum! Brands, Mr. Kane worked at Frito-Lay, Inc. from 2005 to 2008, where he served as Marketing Director for New Products and Multipack Business and as Senior Brand Manager for the Doritos brand. Prior to that, he worked at Molson Coors Brewing Company from 2001 to 2005, where he was a Brand Manager and Brand Director for the Molson portfolio. Mr. Kane served as an Air Defense Artillery platoon officer in the 4th Infantry Division of the U.S. Army. Following his military service, he began his business career at The Procter & Gamble Company, where he worked as an Assistant Brand Manager for the Sunny Delight brand from 1998 to 2001. Mr. Kane also serves as a trustee of the Dave Thomas Foundation for Adoption.

COLEY O’BRIEN

Mr. O’Brien joined the Company in May 2007 and was recently appointed Chief People Officer in March 2018. Previously, he served as our Vice President of Human Resources and Field Capability from August 2013 to December 2017, Vice President of Training from April 2011 to July 2013 and National Director of Operations Training from May 2007 to March 2011. Prior to his tenure with the Company, Mr. O’Brien worked at Sears Holdings Corporation for five years, where he served as Director of Retail Training from 2005 to 2007 and as Manager of Curriculum Development for Sears University from 2002 to 2004. Before joining Sears Holdings Corporation, Mr. O’Brien was employed from 1999 to 2002 as a Senior Consultant with Arthur Andersen Performance and Learning, a corporate educational institution that developed performance improvement strategies and organizational development opportunities.

GUNTHER PLOSCH

Mr. Plosch has served as our Chief Financial Officer since he joined the Company in May 2016. Prior to that, Mr. Plosch worked for 16 years at Kellogg Company, a preeminent global food products company, where he held several key leadership positions, including Vice President of Global Business Services from December 2014 to April 2016, Vice President and Chief Financial Officer of Kellogg North America from January 2010 to November 2014, Vice President of Finance for Morning Foods from October 2007 to December 2009 and Vice President of Corporate Planning from May 2005 to September 2007. He also served from May 2000 to April 2005 as the Finance Director of Kellogg Company’s United Kingdom/Republic of Ireland division. Previously, Mr. Plosch worked in Austria, Belgium and the United Kingdom for The Procter & Gamble Company, where he held various positions in finance from 1991 to 2000.

ABIGAIL E. PRINGLE

Ms. Pringle joined the Company in May 2002 and has served as our Chief Development Officer since December 2014. She served as our Senior Vice President of Restaurant Development and Growth Initiatives from July 2013 to December 2014, Senior Vice President of Strategic Initiatives and Planning from April 2012 to June 2013, Vice President of Strategic Initiatives and Planning from November 2008 to March 2012 and Director of Strategic Initiatives and Planning from May 2002 to November 2008. Prior to her tenure with the Company, Ms. Pringle worked from August 1996 to May 2002 for Accenture plc, a global professional services company, where she served as a consultant in the areas of process reengineering, systems implementations, organizational design and change management.

DAVID G. TRIMM

Mr. Trimm has served as our Chief Information Officer since he joined the Company in July 2015. Prior to that, Mr. Trimm worked for 14 years at The Hertz Corporation, one of the largest worldwide airport general use car rental companies, where he held several key leadership positions, including Executive Vice President and Chief Information Officer from October 2013 to January 2015, Senior Vice President—Business Transformation Projects and Customer Loyalty from August 2012 to October 2013, Staff Vice President—eBusiness and Rent-a-Car Information Technology from May 2007 to August 2012 and Vice President—Business Systems for Hertz Europe Ltd. from April 2002 to May 2007. Mr. Trimm’s information technology, marketing and operations experience also includes his previous service as Vice President—Business Systems for Hertz Lease Europe (then a division of the Ford Motor Company) from June 2001 to April 2002, Chief Information Officer of Hotel Associates (an online hotel services start-up company in the United Kingdom) from October 2000 to June 2001, Global

        The Wendy’s Company 2018 Proxy Statement        65

Systems Development Director for Hilton Group Plc from July 1997 to June 2000, Business Systems Manager for Coca-Cola Schweppes Beverages Ltd. and then Coca-Cola Enterprises from April 1993 to July 1997 and as Business Systems Manager for C&J Clark Ltd (a United Kingdom-based footwear manufacturer and retailer) from 1989 to 1993.

ROBERT D. WRIGHT

Mr. Wright joined the Company in December 2013 and has served as our Executive Vice President, Chief Operations Officer and International since May 2016. He served as our Executive Vice President, Chief Operations Officer from December 2014 to May 2016 and as Chief Operations Officer from March 2014 to December 2014. Prior to his tenure with the Company, Mr. Wright served as President, Chief Operating Officer and Interim Chief Executive Officer for Charleys Philly Steaks from December 2010 to December 2013. Prior to that, he served as Executive Vice President of Company and Franchise Operations at Checkers Drive-In Restaurants Inc. from January 2008 to August 2010. Previously, Mr. Wright worked for ten years at Wendy’s International in various corporate roles, including Vice President of Operations and Training Integration from 2006 to 2008, President of Café Express, LLC from 2005 to 2006, Director of Area Operations from 2000 to 2005 and Franchise Area Director from 1998 to 2000. Prior to joining Wendy’s International, Mr. Wright worked as a Senior Franchise Consultant at Domino’s Pizza from 1993 to 1998. Mr. Wright is a member of the board of directors of QSCC and also serves as a trustee of the Dave Thomas Foundation for Adoption.

E. J. WUNSCH

Mr. Wunsch has served as our Chief Legal Officer and Secretary since he joined the Company in October 2016. Previously, Mr. Wunsch worked for 17 years at The Procter & Gamble Company, a global leader in providing branded consumer packaged goods, where he held several key leadership positions, including Vice President and General Counsel—North America and Go-To-Market and Global Practices from July 2015 to September 2016, Associate General Counsel—Global Baby, Feminine & Family Care and Asia Innovation, Commerce & Brand Equity from September 2013 to July 2015, Associate General Counsel—ASEAN, India, Australia/New Zealand & Asia Developing Markets from August 2011 to September 2013, Assistant Secretary and Associate General Counsel—Corporate, Securities & Employee Benefits from November 2006 to August 2011, and Associate Director and Senior Counsel—M&A/Licensing and Baby, Feminine & Family Care from April 2004 to November 2006, Senior Counsel and Counsel—Corporate, Securities & Employee Benefits from November 2000 to April 2004 and Counsel—Beauty Care from November 1999 to November 2000. Prior to joining The Procter & Gamble Company, Mr. Wunsch was an associate attorney with the Taft Stettinius & Hollister LLP law firm from 1997 to 1999 and a law clerk for the Honorable Richard F. Suhrheinrich from 1996 to 1997.

66        The Wendy’s Company 2018 Proxy Statement

STOCK OWNERSHIP AND RETENTION GUIDELINES

FOR EXECUTIVE OFFICERS AND DIRECTORS

The Board of Directors, upon the recommendation of the Compensation Committee, adopted the Stock Ownership and Retention Guidelines for Executive Officers and Directors, a copy of which is available on our website at www.wendys.com/who-we-are. The Stock Ownership and Retention Guidelines were adopted by the Board to further align the interests of executive officers and directors with the interests of stockholders and to promote the Company’s commitment to sound corporate governance. A summary of the Stock Ownership and Retention Guidelines is set forth below.

STOCK OWNERSHIP AND RETENTION GUIDELINES FOR EXECUTIVE OFFICERS

The Chief Executive Officer must own an amount of Common Stock equal to at least five times his base salary, and each of the other executive officers must own an amount of Common Stock equal to at least three times his or her base salary. Until an executive officer satisfies the applicable ownership requirement, he or she is required to hold at least 75% of the net shares received upon the exercise of stock options, the vesting of restricted stock or restricted stock units and the payout of performance units. Once the ownership requirement is met, the executive officer must continue to hold at least that number of shares until leaving his or her position with the Company.

STOCK OWNERSHIP AND RETENTION GUIDELINES FOR NON-MANAGEMENT DIRECTORS

Each non-management member of the Board must own an amount of Common Stock equal to at least five times the annual cash retainer payable for Board service. Until a director satisfies the ownership requirement, he or she is required to hold at least 75% of the net shares received upon the exercise of stock options, the vesting of restricted stock or restricted stock units and the payout of performance units. Once the ownership requirement is met, the director must continue to hold at least that number of shares until leaving the Board.

GENERAL PROVISIONS

Because executive officers and directors must retain at least 75% of the net shares received from any exercise of stock options, vesting of restricted stock or restricted stock units and payout of performance units until they satisfy the applicable ownership requirement, there is no set time period for initial satisfaction of the Stock Ownership and Retention Guidelines. In the case of financial hardship or other unusual situations, the ownership requirements may be waived upon the approval of the Compensation Committee and, in the case of executive officers, the Chief Executive Officer.

In August 2017, the Board, upon the recommendation of our Compensation Committee, approved a modification to the “net shares” definition to expand the meaning to encompass both withholding taxes and any other applicable taxes. Such modification provides our executive officers with the ability to sell additional shares as may be necessary to fund their anticipated tax liability based on their individual tax situation. For stock options, “net shares” means the number of shares of Common Stock received upon exercise of the option, net of any shares used to pay the exercise price and/or applicable taxes upon such exercise. For restricted stock, restricted stock units and performance units, “net shares” means the number of shares received upon the vesting of the restricted stock or restricted stock units or the payout of the performance units, as applicable, net of any shares used to pay applicable taxes upon such vesting.

In addition to shares owned directly by an executive officer or a director, the Stock Ownership and Retention Guidelines provide that shares held in a trust, shares held by immediate family members residing in the same household, shares held in qualified plans, vested shares or share units held in nonqualified plans and unvested time-based restricted stock or restricted stock units will be counted toward satisfaction of the applicable ownership requirement. Shares held by an executive officer or a director in a margin account or otherwise pledged by an executive officer or a director as collateral for a loan will not be counted toward satisfaction of the applicable ownership requirement. As of the date of this Proxy Statement, none of the Company’s executive officers or directors has pledged any shares of Common Stock.

        The Wendy’s Company 2018 Proxy Statement        67

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership as of April 9, 2018 (except as otherwise indicated by footnote) by: (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock (constituting our only class of voting securities); (ii) each of the Company’s directors and director nominees; (iii) each of the Company’s NEOs included in the “2017 Summary Compensation Table” above; and (iv) all of the Company’s directors and executive officers as a group. The number of shares of Common Stock beneficially owned by our directors and executive officers includes shares that such persons have the right to acquire within 60 days of April 9, 2018, including through the exercise of stock options as shown in the second table below. Except as otherwise indicated by footnote, each person has sole voting power and sole dispositive power with respect to the shares shown in the table.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS BENEFICIALLY OWNED (1)
Nelson Peltz (2)	49,818,107 (3)(4)(5)	20.8%
Peter W. May (2)	49,611,028 (3)(4)(5)	20.7%
Edward P. Garden (2)	34,276,286 (4)(5)	14.3%
Trian Fund Management, L.P. (2)	34,035,921 (5)	14.2%
The Vanguard Group (6)	15,060,913 (6)	6.3%
BlackRock, Inc. (7)	14,682,416 (7)	6.1%
Dimensional Fund Advisors LP (8)	12,720,505 (8)	5.3%
Eminence Capital, LP (9)	12,101,840 (9)	5.0%
Emil J. Brolick	3,510,746 (10)	1.4%
Kristin A. Dolan	6,259 (11)	*
Kenneth W. Gilbert	6,510 (12)	*
Dennis M. Kass	18,682 (13)	*
Joseph A. Levato	149,356 (14)	*
Michelle J. Mathews-Spradlin	24,036 (15)	*
Matthew H. Peltz (2)	360,751 (16)	*
Todd A. Penegor	1,276,073 (17)	*
Peter H. Rothschild	116,167 (18)	*
Arthur B. Winkleblack	14,687 (19)	*
Kurt A. Kane	153,772 (20)	*
Gunther Plosch	84,056 (21)	*
Robert D. Wright	426,839 (22)	*
E. J. Wunsch	12,332 (23)	*
Directors and executive officers as a group (21 persons)	56,546,103	23.1%

*	Less than 1% of the outstanding shares of our Common Stock.

(1)	All percentages are based upon the number of shares of our Common Stock that were outstanding on April 9, 2018 (239,924,148).

(2)	The principal business address of Nelson Peltz, Peter May, Edward Garden, Matthew Peltz and Trian Fund Management, L.P. (“Trian Partners”) is 280 Park Avenue, 41st Floor, New York, New York 10017.

68        The Wendy’s Company 2018 Proxy Statement

(3)

In July 2004, Nelson Peltz and Peter May entered into a voting agreement pursuant to which they agreed not to vote certain shares of Common Stock held by them or their affiliates without the prior approval of both parties. Accordingly, the information set forth in the table above with respect to Messrs. Peltz and May aggregates their respective ownership interests as described in footnote (4) below.

(4)

In the case of Nelson Peltz, includes: (i) 9,893,461 shares of Common Stock held directly (including 6,510 restricted shares of Common Stock that may be voted by Mr. Peltz); (ii) options held by Mr. Peltz to purchase 12,000 shares of Common Stock; (iii) 44,169 shares of Common Stock owned by Mr. Peltz’s spouse; (iv) 81,494 shares of Common Stock owned by Mr. Peltz’s minor children and adult children that live in his household; (v) 132,397 shares of Common Stock held by the Peltz 2009 Family Trust, a trust whose trustees are Mr. Peltz’s spouse, Matthew Peltz and an unrelated person; ; (vi) 195,430 shares of Common Stock owned by the Peltz Family Foundation, a non-profit organization whose trustees are Mr. Peltz, Mr. Peltz’s spouse, Matthew Peltz and an unrelated person; (vii) 5,411,235 shares of Common Stock held directly by Mr. May (including 6,510 restricted shares of Common Stock that may be voted by Mr. May); (viii) options held by Mr. May to purchase 12,000 shares of Common Stock; and (ix) 34,035,921 shares of Common Stock owned by the Trian Entities identified in footnote (5) below. Mr. Peltz disclaims beneficial ownership of the shares of Common Stock held by Mr. Peltz’s spouse, Mr. Peltz’s children, the Peltz 2009 Family Trust, the Peltz Family Foundation, Mr. May and the Trian Entities.

In the case of Mr. May, includes: (i) 5,411,235 shares of Common stock held directly (including 6,510 restricted shares of Common Stock that may be voted by Mr. May); (ii) options held by Mr. May to purchase 12,000 shares of Common Stock; (iii) 32,910 shares of Common Stock owned by the May Family Foundation, a non-profit organization whose trustees are Mr. May, Mr. May’s spouse and their two adult children; (iv) 9,893,461 shares of Common Stock held directly by Mr. Peltz (including 6,510 restricted shares of Common Stock that may be voted by Mr. Peltz); (v) options held by Mr. Peltz to purchase 12,000 shares of Common Stock; (vi) 81,104 shares of Common Stock owned by Mr. Peltz’s minor children; (vii) 132,397 shares of Common Stock held by the Peltz 2009 Family Trust; and (viii) 34,035,921 shares of Common Stock owned by the Trian Entities identified in footnote (5) below. Mr. May disclaims beneficial ownership of the shares of Common Stock held by the May Family Foundation, Mr. Peltz, the Peltz 2009 Family Trust, Mr. Peltz’s minor children and the Trian Entities.

In the case of Mr. Garden, includes (i) 240,365 shares of Common Stock held directly and (ii) 34,035,921 shares of Common Stock owned by the Trian Entities identified in footnote (5) below. Mr. Garden disclaims beneficial ownership of the shares of Common Stock held by the Trian Entities.

(5)

Based on: (i) information contained in a Schedule 13D/A filed with the SEC on February 27, 2018 by Trian Partners, Trian Partners, L.P., Trian Partners Master Fund, L.P., Trian Partners Parallel Fund I, L.P., Trian Partners Strategic Fund-G II, L.P., Trian Partners Strategic Fund-G III, L.P., Trian Partners Strategic Fund-K, L.P., Trian Partners Strategic Fund-C, Ltd., Trian Partners GP, L.P. ( the foregoing entities collectively, the “Trian Entities”), Trian Fund Management GP, LLC (“Trian Management GP”), Trian Partners General Partner, LLC (“Trian GP LLC”), Nelson Peltz, Peter May, Edward Garden and Matthew Peltz; (ii) information contained in Form 4s filed by the Trian Entities and by Messrs. N. Peltz, May, Garden and M. Peltz on or subsequent to February 27, 2018; and (iii) information provided to the Company by Trian Partners.

34,023,123 shares are owned directly by certain Trian Entities that are managed by Trian Partners, an institutional investment manager (and are not held directly by Messrs. N. Peltz, May or Garden). Such shares are currently held in the ordinary course of business with other investment securities owned by the Trian Entities in comingled margin accounts with a prime broker, which prime broker may, from time to time, extend margin credit to certain of the Trian Entities, subject to applicable federal margin regulations, stock exchange rules and credit policies. Messrs. N. Peltz, May and Garden, by virtue of their relationships to the Trian Entities, Trian Partners, Trian Management GP and Trian GP LLC, may be deemed to beneficially own (as that term is defined in Rule 13d-3 of the Exchange Act) the shares of our Common Stock that are owned by the Trian Entities. Messrs. N. Peltz, May and Garden disclaim ownership of such shares for all other purposes.

(6)

Based solely on information contained in a Schedule 13G/A filed with the SEC on February 9, 2018 by The Vanguard Group. According to the Schedule 13G/A, The Vanguard Group has sole voting power over 101,500 shares of Common Stock, shared voting power over 28,389 shares of Common Stock, sole dispositive power over 14,945,535 shares of Common Stock and shared dispositive power over 115,378 shares of Common Stock. The principal business address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

        The Wendy’s Company 2018 Proxy Statement        69

(7)

Based solely on information contained in a Schedule 13G/A filed with the SEC on January 23, 2018 by BlackRock, Inc. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 13,992,865 shares of Common Stock and sole dispositive power over 14,682,416 shares of Common Stock. The principal business address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(8)

Based solely on information contained in a Schedule 13G/A filed with the SEC on February 5, 2018 by Dimensional Fund Advisors LP. According to the Schedule 13G/A, Dimensional Fund Advisors LP has sole voting power over 12,211,900 shares of Common Stock and sole dispositive power over 12,720,505 shares of Common Stock. The principal business address of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(9)

Based solely on information contained in a Schedule 13G filed with the SEC on February 23, 2018 by Eminence Capital, LP. According to the Schedule 13G, Eminence Capital, LP has shared voting and dispositive power over 12,101,840 shares of Common Stock. The principal business address of Eminence Capital, LP is 65 East 55th Street, 25th Floor, New York, New York 10022.

(10)	Includes 6,510 restricted shares of Common Stock that may be voted by Mr. Brolick.

(11)	Reflects 6,259 restricted shares of Common Stock that may be voted by Ms. Dolan.

(12)	Reflects 6,510 restricted shares of Common Stock that may be voted by Mr. Gilbert.

(13)	Includes 6,510 restricted shares of Common Stock that may be voted by Mr. Kass.

(14)	Includes 124,812 restricted stock units held by Mr. Levato under the 2009 Directors’ Deferred Compensation Plan, each of which represents a contingent right to receive one share of Common Stock.

(15)	Includes 6,510 restricted shares of Common Stock that may be voted by Ms. Mathews-Spradlin.

(16)

Includes: (i) 32,924 shares of Common Stock held directly (including 6,510 restricted shares that may be voted by Mr. M. Peltz); (ii) 132,397 shares held by the Peltz 2009 Family Trust (of which Mr. Peltz is a trustee); and (iii) 195,430 shares held by the Peltz Family Foundation (of which Mr. Peltz is a trustee). Mr. Peltz disclaims beneficial ownership of the shares owned by the Peltz 2009 Family Trust and the Peltz Family Foundation.

(17)	Does not include 62,524 restricted stock units held by Mr. Penegor, each of which represents a contingent right to receive one share of Common Stock.

(18)	Includes 6,510 restricted shares of Common Stock that may be voted by Mr. Rothschild.

(19)	Includes 6,510 restricted shares of Common Stock that may be voted by Mr. Winkleblack.

(20)	Does not include 42,244 restricted stock units held by Mr. Kane, each of which represents a contingent right to receive one share of Common Stock.

(21)	Does not include 91,313 restricted stock units held by Mr. Plosch, each of which represents a contingent right to receive one share of Common Stock.

(22)	Does not include 62,524 restricted stock units held by Mr. Wright, each of which represents a contingent right to receive one share of Common Stock.

(23)	Does not include 47,753 restricted stock units held by Mr. Wunsch, each of which represents a contingent right to receive one share of Common Stock.

70        The Wendy’s Company 2018 Proxy Statement

The beneficial ownership table above includes shares of Common Stock issuable upon the exercise of stock options that are exercisable as of, or will become exercisable within 60 days of, April 9, 2018 by the persons identified in the following table.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES REPRESENTED BY OPTIONS
Nelson Peltz	12,000
Peter W. May	12,000
Emil J. Brolick	2,348,191
Kristin A. Dolan	—
Kenneth W. Gilbert	—
Dennis M. Kass	—
Joseph A. Levato	—
Michelle J. Mathews-Spradlin	—
Matthew H. Peltz	—
Todd A. Penegor	976,199
Peter H. Rothschild	—
Arthur B. Winkleblack	—
Kurt A. Kane	153,772
Gunther Plosch	59,056
Robert D. Wright	350,072
E. J. Wunsch	—
Directors and executive officers as a group (21 persons)	4,661,608

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of our Common Stock, to report their beneficial ownership of our Common Stock, and any subsequent changes in their beneficial ownership, to the SEC. Specific due dates for these reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any late report or known failure to file a required report during the most recent fiscal year. The Company assists our directors and executive officers in completing and filing their reports. Based solely on a review of the reports furnished to the Company and written representations that no other reports were required, the Company believes that, during 2017, all directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements, except that (i) on behalf of Ms. Pringle, an amendment to Form 3 reporting the direct beneficial ownership of Common Stock held by Ms. Pringle was filed by the Company on June 6, 2017 and (ii) on behalf of Ms. Burnside, an amendment to Form 3 reporting the direct beneficial ownership of Common Stock held by Ms. Burnside was filed by the Company on March 2, 2018.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information concerning the Company’s equity compensation plans as of the end of 2017. The 2010 Omnibus Award Plan is currently the only equity compensation plan under which future equity awards may be granted.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (a)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (b)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a)) (c)
Equity compensation plans approved by security holders (1)	17,264,327 Options	$9.58	30,193,318 (2)
	614,840 Performance Units (3)	—
	1,069,668 Performance Units (4)	—
	518,892 Performance Units (5)	—
Equity compensation plans not approved by security holders (6)	60,959 Options	$4.44	—
Total	17,325,286 Options	$9.56	30,193,318 (2)
	614,840 Performance Units (3)
	1,069,668 Performance Units (4)
	518,892 Performance Units (5)

(1)	Includes the 2010 Omnibus Award Plan and the Company’s Amended and Restated 2002 Equity Participation Plan (the “2002 Equity Plan”).

The 2010 Omnibus Award Plan provides for the issuance of stock options, stock appreciation rights, restricted stock awards, restricted stock units, other stock-based awards and performance compensation awards to employees, officers and non-employee directors of the Company and its subsidiaries and affiliates. The 2010 Omnibus Award Plan also permits non-employee directors to elect to receive all or a portion of their director fees in shares of Common Stock in lieu of cash. Under the terms of the 2010 Omnibus Award Plan, (i) shares of Common Stock subject to awards of stock options or stock appreciation rights are counted against the maximum share limit as one share of Common Stock for each share of Common Stock granted and (ii) shares of Common Stock subject to awards other than stock options or stock appreciation rights are counted against the maximum share limit as 2.5 shares of Common Stock for each share of Common Stock granted.

The 2002 Equity Plan provided for the issuance of stock options, stock appreciation rights, restricted stock and restricted stock units to officers, employees and non-employee directors of the Company and its subsidiaries and affiliates. The 2002 Equity Plan also permitted non-employee directors to elect to receive all or a portion of their director fees in shares of Common Stock in lieu of cash. As of December 31, 2017, options to acquire 36,000 shares of Common Stock were outstanding under the 2002 Equity Plan. No further awards may be granted under the 2002 Equity Plan.

(2)	Represents the aggregate number of shares available for future issuance under the 2010 Omnibus Award Plan.

(3)

Each performance unit represents the right to receive one share of Common Stock subject to the Company’s achievement of two performance goals based on adjusted earnings per share and restaurant openings and remodels during a three-year performance period (January 2, 2017 through December 29, 2019). The number of shares shown as being issuable is based on achieving maximum levels of performance with respect to these awards.

(4)

Each performance unit represents the right to receive one share of Common Stock subject to the Company’s achievement of two performance goals based on adjusted earnings per share and relative total stockholder return during a three-year performance period (January 4, 2016 through December 30, 2018). The number of shares shown as being issuable is based on achieving maximum levels of performance with respect to these awards.

72        The Wendy’s Company 2018 Proxy Statement

(5)

Each performance unit represents the right to receive one share of Common Stock subject to the Company’s achievement of a performance goal based on adjusted earnings per share during a three-year performance period (December 29, 2014 through December 31, 2017). The number of shares shown as being issuable is based on achieving maximum levels of performance with respect to these awards.

(6)

Reflects awards issued under the Wendy’s International 2007 Stock Incentive Plan (the “Wendy’s 2007 Stock Plan”). In connection with the Company’s merger with Wendy’s International in September 2008, the Company assumed certain equity compensation plans of Wendy’s International, including the Wendy’s 2007 Stock Plan. The Wendy’s 2007 Stock Plan had been approved by the shareholders of Wendy’s International prior to the merger. The Wendy’s 2007 Stock Plan provided for the issuance of equity compensation awards in the form of stock options, restricted stock, restricted stock units, stock appreciation rights, dividend equivalent rights, performance shares, performance units and share awards to eligible employees and non-employee directors of Wendy’s International and its subsidiaries. As of December 31, 2017, options to acquire 60,959 shares of Common Stock were outstanding under the Wendy’s 2007 Stock Plan. No further awards may be granted under the Wendy’s 2007 Stock Plan.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

REVIEW AND APPROVAL OF RELATED PERSON TRANSACTIONS

Pursuant to its written charter, the Audit Committee has responsibility for the review and approval or ratification of all related person transactions involving more than $10,000, using appropriate counsel or other advisors as the Committee may deem necessary.

The Company adopted the Related Person Transactions Policy (the “RPT Policy”) which sets forth in writing the procedures for the Audit Committee’s review, approval and ratification of related person transactions. The RPT Policy defines a “related person transaction” as any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company or any of its subsidiaries was, is or will be a participant and in which any related person had, has or will have a direct or indirect interest and which involves more than $10,000. A “related person” is defined as any director, director nominee or officer of the Company, any person who is known to beneficially own more than 5% of the Company’s voting securities, any immediate family member of any of the foregoing persons and any entity in which any of the foregoing persons is employed, is a director, trustee, general partner or principal or holds a similar position or has a 10% or greater beneficial ownership interest. The Company’s legal department is primarily responsible for obtaining information from the applicable related person with respect to a proposed related person transaction and for determining, based on the relevant facts and circumstances, whether the transaction is subject to the RPT Policy. If the transaction is subject to the RPT Policy, the legal department then presents information concerning the transaction to the Audit Committee for review and consideration.

In the course of its review of a proposed related person transaction, the Audit Committee will consider all relevant facts and circumstances, including: (i) the benefits of the transaction to the Company; (ii) the impact of the transaction on the independence of the Company’s directors; (iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; (v) the terms available to unrelated third parties or to employees generally; and (vi) other facts and circumstances that may bear on the materiality of the transaction under applicable legal and regulatory requirements. The Audit Committee may seek bids, quotes or independent valuations from third parties in connection with assessing any proposed related person transaction.

Pursuant to the RPT Policy, the Audit Committee will approve only those related person transactions that are in, or are consistent with, the best interests of the Company and its stockholders, as the Committee determines in good faith. If a proposed related person transaction involves any member of the Audit Committee (or an immediate family member of any Audit Committee member), such member would not participate in the review, consideration, approval or ratification of the proposed transaction.

RELATED PERSON TRANSACTIONS

On December 1, 2011, the Company entered into an agreement with Trian Partners and certain of its affiliates, including Nelson Peltz, Peter May and Edward Garden (collectively, the “Covered Persons”). Pursuant to the agreement, the Board of Directors, including a majority of the independent directors, approved, for purposes of Section 203 of the Delaware General Corporation Law, the Covered Persons becoming the owners of or acquiring an aggregate of up to 32.5% (subject to certain adjustments set forth in the agreement) of the outstanding shares of our Common Stock, such that no such persons would be subject to the restrictions set forth in Section 203 solely as a result of such ownership. Certain other provisions of the agreement terminated when the Covered Persons’ beneficial ownership of the Company’s Common Stock decreased to less than 25% of the outstanding voting power of the Company in January 2014.

The related person transaction described above was reviewed and approved by the Audit Committee in accordance with the terms of its written charter and the RPT Policy.

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AUDIT COMMITTEE REPORT*

In accordance with its written charter, the Audit Committee oversees the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements, and assists the Board of Directors in its oversight of the accounting, audit and financial reporting practices of the Company. The Audit Committee is composed of four members who satisfy the independence and financial literacy requirements of NASDAQ and Section 10A of the Exchange Act. The Company’s management is responsible for the Company’s financial reporting process and for preparing the Company’s financial statements, and the Company’s outside auditors are responsible for performing an independent audit of such financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to the Committee and on the representations made by management and the independent registered public accounting firm that the Company’s financial statements have been prepared in conformity with U.S. Generally Accepted Accounting Principles.

In performing its oversight function, the Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2017 with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The Audit Committee also discussed with Deloitte & Touche LLP all matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees. In addition, the Audit Committee, with and without management present, reviewed and discussed the results of Deloitte & Touche LLP’s examination of the Company’s financial statements.

Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, management is required to prepare a report as to its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2017, and Deloitte & Touche LLP is required to prepare an attestation report with respect to the effectiveness of the Company’s internal control over financial reporting. The Audit Committee reviewed and discussed with management its report regarding its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2017, and reviewed and discussed with Deloitte & Touche LLP its report as to the effectiveness of the Company’s internal control over financial reporting. Management’s report and Deloitte & Touche LLP’s report are each included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

The Audit Committee received from Deloitte & Touche LLP a written statement regarding all relationships between Deloitte & Touche LLP and the Company that might bear on Deloitte & Touche LLP’s independence, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding an independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with Deloitte & Touche LLP any relationships that may have an impact on their objectivity and independence and satisfied itself as to Deloitte & Touche LLP’s independence. The Audit Committee also considered whether the provision of services by Deloitte & Touche LLP to the Company not related to the audit of the Company’s annual financial statements referred to above or to the reviews of the interim financial statements included in the Company’s quarterly reports on Form 10-Q is compatible with maintaining Deloitte & Touche LLP’s independence.

Based on the above-mentioned review and discussions with management and Deloitte & Touche LLP, and subject to the limitations on the role of the Audit Committee and the Audit Committee’s responsibilities described above and in the Audit Committee’s written charter, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

The Audit Committee:

Arthur B. Winkleblack, Chair

Dennis M. Kass

Joseph A. Levato

Peter H. Rothschild

*

This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference into such other filing.

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PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 2 on the Company’s Proxy Card)

The Audit Committee has determined to appoint Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to examine the consolidated financial statements of the Company and its subsidiaries for 2018. The Company’s stockholders are being asked to ratify the appointment of Deloitte at the Annual Meeting. In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility relating to the engagement of the independent registered public accounting firm and the evaluation of such firm’s qualifications, independence and performance.

A representative of Deloitte is expected to be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions. If the appointment of Deloitte is not ratified at the Annual Meeting, the Audit Committee may consider, in its sole discretion, the selection of another accounting firm.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table shows the fees billed (or expected to be billed) for professional services rendered by Deloitte for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2017 and January 1, 2017, and for other services rendered by Deloitte during 2017 and 2016.

FEE CATEGORY	2017	2016
Audit Fees (1)	$2,628,116	$2,470,735
Tax and Tax-Related Fees (2)	14,892	29,841
All Other Fees (3)	4,074	4,085

Total	$2,647,082	$2,504,661

(1)

For both 2017 and 2016, includes fees associated with the integrated audit of the Company’s annual financial statements (including the audit of internal control over financial reporting), the review of the Company’s interim financial statements included in the Company’s quarterly reports on Form 10-Q, stand-alone audits of certain of the Company’s subsidiaries, statutory audits required internationally and fees associated with audits of the Company’s System Optimization strategic initiative. For 2017, also includes fees associated with the refinancing transaction completed in January 2018, compliance with new revenue recognition guidance and the impact of tax reform.

(2)	For both 2017 and 2016, includes fees for professional services related to tax compliance, tax advice and tax planning, including the preparation of international income tax returns.

(3)	For both 2017 and 2016, includes the Company’s subscription to Deloitte’s online library of accounting and financial disclosure literature.

As discussed above under the caption “Audit Committee Report,” during 2017, the Audit Committee: (i) discussed with Deloitte any relationships that may have an impact on Deloitte’s objectivity and independence; (ii) satisfied itself as to Deloitte’s independence; and (iii) considered whether the provision of services by Deloitte that were not related to the audit of the Company’s annual financial statements or to the reviews of the Company’s interim financial statements included in the Company’s quarterly reports on Form 10-Q was compatible with maintaining Deloitte’s independence.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee adopted the Policy Relating to Pre-Approval of Audit and Permitted Non-Audit Services (the “Pre-Approval Policy”) that requires the Committee to pre-approve all services provided by the Company’s independent registered public accounting firm to the Company and its subsidiaries. In general, predictable and recurring covered services, together with the related fees, may be approved by the Audit Committee on an annual basis. Pre-approval in such circumstances will generally be by reference to classes of covered services, provided that the pre-approval is sufficiently detailed to identify the scope of services to be provided. The Pre-Approval Policy sets forth a list of covered services that may be pre-approved by class on an annual basis. Covered services that are not pre-approved by class must be pre-approved on an individual basis by the Audit Committee.

76        The Wendy’s Company 2018 Proxy Statement

Under the Pre-Approval Policy, any engagement of the independent registered public accounting firm to perform pre-approved “tax” or “all other” services must be reported by management to the Audit Committee at its first scheduled meeting following the engagement. The total payments that may be made with respect to “tax” or “all other” services that have been pre-approved by class may not exceed $200,000 per year. Once the $200,000 threshold has been met in any year, any additional “tax” or “all other” services (including any additional payments for “tax” or “all other” services that were previously pre-approved) must be pre-approved on an individual basis unless otherwise authorized by the Audit Committee.

Pursuant to the Pre-Approval Policy, the Audit Committee will establish fee levels or limits for covered services that are pre-approved on a class basis not less frequently than annually. Any covered services for which the estimated fees would cause the total fees for that class of services to exceed the applicable fee limit must be specifically approved by the Audit Committee. For services that are approved by the Audit Committee on an individual basis, the Committee will indicate an approval fee level or limit at the time of approval. The Audit Committee periodically reviews a schedule prepared by management showing the fees paid and estimated to be paid to the independent registered public accounting firm during the fiscal year for each covered service that was or is being provided by the firm.

The Pre-Approval Policy permits the Audit Committee to delegate pre-approval authority to one or more of its members, provided that (i) the aggregate estimated fees for any covered service approved by delegates may not exceed $100,000 for any applicable fiscal year and (ii) the aggregate estimated fees for all covered services approved by delegates during any fiscal year may not exceed $1.0 million. Any pre-approval granted by delegates must be reported to the Audit Committee at its next scheduled meeting.

In considering whether to grant pre-approval, the Audit Committee considers the nature and scope of the proposed service in light of applicable legal and regulatory requirements, including the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board with respect to auditor independence. The Audit Committee retains discretion to prohibit services that, in its view, may compromise, or appear to compromise, the independence and objectivity of the independent registered public accounting firm.

All of the services provided to the Company by Deloitte during 2017 were pre-approved by the Audit Committee or its delegates in accordance with the terms of the Pre-Approval Policy.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions will have the same effect as votes “against” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018.

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PROPOSAL 3

ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

(Item 3 on the Company’s Proxy Card)

In accordance with Section 14A of the Exchange Act, we provide our stockholders with the opportunity to cast an annual advisory vote to approve the compensation of our NEOs (also known as a “say-on-pay” vote). We encourage stockholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement, which describes in detail how our 2017 executive compensation program was designed and implemented to achieve our overall compensation objectives. Stockholders also should review the “2017 Summary Compensation Table” included in this Proxy Statement, as well as the related compensation tables, notes and narrative, which provide detailed information regarding the compensation of our NEOs for 2017.

Our executive compensation program is designed to support the Company’s business objectives by linking executive pay to individual performance, the Company’s attainment of annual and multi-year operating and financial goals and the creation of long-term stockholder value. The executive compensation program utilizes a variety of sound compensation governance practices that support the Company’s commitment to protecting stockholder interests.

The primary objectives of our executive compensation program are to:

•	Motivate achievement of the Company’s performance and strategic business goals;

•	Attract and retain highly qualified executives by paying competitive compensation levels if performance commensurate to peers is achieved; and

•	Align the interests of executives with those of the Company’s stockholders.

Under our executive compensation program, a substantial portion of the total compensation for senior executives is variable (i.e., at-risk) and tied to Company performance. During 2017, performance-based incentives constituted the most significant portion of total direct compensation for our Chief Executive Officer (83%) and our other NEOs as a group (71%). This pay-for-performance philosophy aligns executive pay with the Company’s business objectives and ensures that executives are responsive and accountable to stockholder interests.

The primary components of our executive compensation program are described in the table below.

COMPONENT	PURPOSE
Base Salary	• Attract and retain highly qualified executives by providing a competitive level of fixed cash compensation that reflects the experience, responsibilities and performance of each executive.
Annual Cash Incentives	• Align executive pay with Company performance by motivating and rewarding executives over a one-year period based on the achievement of strategic business objectives.
Long-Term Equity Incentives

•    Align the interests of executives with the interests of stockholders and retain highly qualified executives by motivating and rewarding executives to achieve multi-year strategic business objectives.

•    Create a direct link between executive pay and the long-term performance of our Common Stock.

Perquisites and Benefits	• Provide limited perquisites and benefits, consistent with competitive market practice.

During 2017, the Company reported another year of strong performance and global growth, with our North America and International restaurants contributing to our continued strategic and financial progress, as discussed under the “Compensation Discussion and Analysis—2017 Executive Summary” caption in this Proxy Statement. Through our strong overall operating and financial results, we delivered total stockholder return of 24% in 2017, 96% on a three-year basis and 289% on a five-year basis. At the same time, the overall compensation of our senior executives remained competitive with the market and the restaurant industry, consistent with our executive compensation philosophy.

Notwithstanding strong stockholder support of our executive compensation program, we continue to evaluate ways to further strengthen our commitment to best practices in compensation governance. For 2018, for our annual cash incentives, we retained adjusted EBITDA, weighted at 60%, as the key earnings performance metric and maintained the

78        The Wendy’s Company 2018 Proxy Statement

40% weighting and focus on key growth performance metrics by introducing global systemwide sales, weighted at 20%, as an additional key growth performance metric and by decreasing the weighting of the same-restaurant sales key growth performance metric from 40% to 20%. For our long-term equity incentives, we retained the equal weighting of the performance unit and stock option components at 50% of grant value for each. For the performance unit component, we also retained relative total stockholder return, weighted at 50%, as a key market performance metric and replaced cumulative three-year adjusted earnings per share, which was weighted at 50%, by adding cumulative three-year free cash flow, weighted as 50%, as a key earnings performance metric.

We believe our strong results in 2017 are a reflection of our pay-for-performance philosophy and demonstrate that our executive compensation program is effectively designed and continues to serve the best interests of the Company and our stockholders.

After considering the foregoing information, together with the more detailed information regarding our executive compensation program set forth in this Proxy Statement, the Company proposes that stockholders approve the following resolution:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Compensation Discussion and Analysis,” the “2017 Summary Compensation Table” and the related compensation tables, notes and narrative included in this Proxy Statement for the Company’s 2018 Annual Meeting of Stockholders.

The vote on this resolution is advisory, which means that the vote is not binding on the Company, the Board of Directors or the Compensation Committee. However, the Board of Directors and Compensation Committee will carefully review the voting results and, to the extent there is a significant vote in favor of or against our executive compensation program as described in this Proxy Statement, the Compensation Committee will consider whether to implement, or recommend to the Board of Directors the implementation of, any modifications to the Company’s compensation programs and policies in response to such vote.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Annual Meeting is required to approve this proposal. Abstentions will have the same effect as votes “against” this proposal. Broker non-votes will not be included in the tabulation of voting results for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR

APPROVAL OF THE ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION.

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OTHER MATTERS

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Company is not aware of any other matters that are intended to be brought before the Annual Meeting. The proxy being solicited by the Board of Directors does, however, convey discretionary authority to the persons named as proxies in the accompanying proxy card to vote on any other matters that may properly come before the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named as proxies will vote the shares represented by properly submitted proxies in accordance with their best judgment, to the extent permitted by applicable legal and regulatory requirements.

CONTACTING DIRECTORS

If you would like to contact the Board of Directors, the non-management directors as a group or any individual director, you may send an e-mail to corporate-secretary@wendys.com or write to the Secretary of the Company at our corporate offices at the address provided under the caption “Contacting the Secretary and Corporate Offices.” Your communication should specify the intended recipient or recipients, and will be forwarded by the Secretary to such recipient or recipients. Any communication that relates to the Company’s accounting, internal accounting controls or auditing matters will also be forwarded by the Secretary to the Chair of the Audit Committee.

STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING OF STOCKHOLDERS

Our Certificate of Incorporation and By-Laws provide that, except as otherwise provided by law, only business properly brought before an annual meeting of stockholders may be conducted at such meeting. To do so, a stockholder proponent and stockholder proposal (including Rule 14a-8 Proposals and Proxy Access Director Nominations) must satisfy the applicable eligibility, notice, content, stock ownership and other requirements set forth in our Certificate of Incorporation and By-Laws. Rule 14a-8 Proposals must additionally meet the applicable requirements of Rule 14a-8 of the Exchange Act.

All stockholder proposals must be (i) addressed to the Secretary of the Company and (ii) received by the Company at our corporate offices within the timeframes noted below (the address for our Secretary and corporate offices is provided below under the caption “Contacting the Secretary and Corporate Offices”). Please note that delivery of any stockholder proposal must be made personally or by mail, and delivery by e-mail, facsimile or other means will not satisfy the requirements of our Certificate of Incorporation. A stockholder who wishes to submit any business before the 2019 annual meeting of stockholders (the “2019 Annual Meeting”) is encouraged to seek independent counsel regarding the requirements under our Certificate of Incorporation and By-Laws and SEC rules and regulations, and the Company reserves the right to forego consideration of any submitted business that is not timely or otherwise does not satisfy the appropriate requirements.

Bringing Stockholder Proposals Before the 2019 Annual Meeting

Stockholders may submit proposals (including director nominations) for consideration at the 2019 Annual Meeting that are not Rule 14a-8 Proposals, not Proxy Access Director Nominations and not otherwise intended for inclusion in the Company’s proxy materials for the 2019 Annual Meeting. To be timely and properly brought before the 2019 Annual Meeting, any such stockholder proposal must be received by the Company not earlier than February 5, 2019 and not later than March 7, 2019. However, if the date of the 2019 Annual Meeting occurs more than 30 days before, or more than 60 days after, June 5, 2019, the Company must receive such stockholder proposals (i) not earlier than 120 calendar days before the 2019 Annual Meeting date and (ii) not later than the later of (a) 90 calendar days before the 2019 Annual Meeting date or (b) the tenth day after the date on which we publicly disclose the 2019 Annual Meeting date by mail, in a press release or in a document filed with the SEC.

Stockholder Proposals Intended for Inclusion in 2019 Proxy Materials

Stockholders may submit proposals (other than Proxy Access Director Nominations) under Rule 14a-8 of the Exchange Act for inclusion in our 2019 proxy materials and consideration at the 2019 Annual Meeting (“Rule 14a-8 Proposals”). Pursuant to Rule 14a-8, to be timely and properly brought before the 2019 Annual Meeting, any Rule 14a-8 Proposal must be received by the Company not later than the close of business on December 21, 2018. Please note that, as the SEC rules make clear, simply submitting a Rule 14a-8 Proposal does not guarantee that such proposal will be included in our 2019 proxy materials.

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Director Nominations Intended for Inclusion in 2019 Proxy Materials (Proxy Access)

In 2016, our stockholders approved amendments to our Certificate of Incorporation to implement “proxy access” procedures for director nominations submitted by stockholders. As provided in more detail in our Certificate of Incorporation, proxy access permits a stockholder, or a group of up to 25 stockholders, owning 3% or more of the Company’s outstanding Common Stock continuously for at least three years, to nominate and include in the Company’s proxy materials director nominees constituting up to 20% of our Board of Directors (or 25%, if the number of directors serving on the Board is less than ten) (“Proxy Access Director Nominations”).

Stockholders may submit Proxy Access Director Nominations for inclusion in our 2019 proxy materials and consideration at the 2019 Annual Meeting. To be timely and brought before the 2019 Annual Meeting, any Proxy Access Director Nomination must be received by the Company not earlier than November 21, 2018 and not later than December 21, 2018. However, if the date of the 2019 Annual Meeting occurs more than 30 days before, or more than 60 days after, June 5, 2019, the Company must receive Proxy Access Director Nominations (i) not earlier than 120 calendar days before the 2019 Annual Meeting date and (ii) not later than the later of (a) 90 calendar days before the 2019 Annual Meeting date or (b) the tenth day after the date on which we publicly disclose the 2019 Annual Meeting date by mail, in a press release or in a document filed with the SEC.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominees follow the practice of “householding” proxy materials. This means that multiple beneficial owners of our Common Stock who share the same address or household may not receive separate copies of this Proxy Statement, the Notice of Internet Availability or the Company’s 2017 Annual Report to Stockholders. The Company will promptly deliver separate copies of such documents to stockholders who write or call the Secretary of the Company at our corporate offices and telephone number provided under the caption “Contacting the Secretary and Corporate Offices.”

Stockholders who wish to receive separate copies of the Company’s proxy materials in the future also may call or write to the Secretary of the Company at the address and telephone number under the caption “Contacting the Secretary and Corporate Offices.” Alternatively, if you and other stockholders of record with whom you share an address currently receive multiple copies of the Company’s proxy materials, or if you hold stock in more than one account and, in either case, you wish to receive only one copy of the Company’s proxy materials for your household, you may contact the Secretary of the Company at the address and telephone number under the caption “Contacting the Secretary and Corporate Offices.”

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 is included in the 2017 Annual Report to Stockholders that is being delivered, or made available electronically via the Internet, to stockholders with this Proxy Statement. Additional copies of the 2017 Form 10-K may be obtained free of charge by sending a written request to the Secretary of the Company at the address provided under the caption “Contacting the Secretary and Corporate Offices.” Copies of the 2017 Form 10-K are also available on our website at www.wendys.com/who-we-are.

CONTACTING THE SECRETARY AND CORPORATE OFFICES

The Secretary of the Company is Mr. E. J. Wunsch. The mailing address and telephone number for our Secretary and corporate offices are:

The Wendy’s Company

Attention: Secretary of the Company

One Dave Thomas Boulevard

Dublin, Ohio   43017-5452

Telephone: (614) 764-3100

By Order of the Board of Directors:

E. J. WUNSCH

Chief Legal Officer and Secretary

Dublin, Ohio

April 20, 2018

        The Wendy’s Company 2018 Proxy Statement        81

ANNEX A

NON-GAAP RECONCILIATION AND CALCULATION TABLES

AND DISCLOSURE REGARDING NON-GAAP FINANCIAL MEASURES

The table below shows the specific adjustments applied in calculating adjusted EBITDA for purposes of the Company’s 2017 annual incentive plan from the Company’s reported financial results for the fiscal year ended December 31, 2017. Included in the table is a reconciliation of net income to adjusted EBITDA for 2017.

Reconciliation of Net Income to Adjusted EBITDA (2017 Annual Incentive Plan)

Twelve Month Period Ended December 31, 2017

(In Thousands; Unaudited)

Net income	$194,029
Benefit from income taxes	(93,010)

Income before income taxes	101,019
Other income, net	(1,617)
Investment income, net	(2,703)
Interest expense	118,059

Operating profit	214,758
Plus (less):
Depreciation and amortization	125,687
System optimization losses, net	39,076
Reorganization and realignment costs	22,574
Impairment of long-lived assets	4,097

Adjusted EBITDA	$406,192
Plus (less):
Impact from final bonus calculation	—

Adjusted EBITDA (2017 Annual Incentive Plan)	$406,192

The table below shows the specific financial measures applied in calculating adjusted EBITDA margin from the Company’s reported financial results for the fiscal year ending December 31, 2017.

Calculation of Adjusted EBITDA Margin

Twelve Month Period Ended December 31, 2017

(In Thousands; Unaudited)

Adjusted EBITDA	$406,192
Total revenues	$1,223,408
Adjusted EBITDA margin	33.2%

        The Wendy’s Company 2018 Proxy Statement        A-1

The table below provides a reconciliation of net income and diluted earnings per share to adjusted income and adjusted earnings per share for 2017.

Reconciliation of Net Income and Diluted Earnings Per Share

To Adjusted Income and Adjusted Earnings Per Share

Twelve Month Period Ended December 31, 2017

(In Thousands Except Per Share Amounts; Unaudited)

Net income	$194,029
Plus (less):
Depreciation of assets that will be replaced as part of the Image Activation initiative	630
System optimization losses, net	39,076
Reorganization and realignment costs	22,574
Impairment of long-lived assets	4,097

Total adjustments	66,377
Income tax impact on adjustments[1]	(11,275)
Tax reform	(140,379)

Total adjustments, net of income taxes	(85,277)

Adjusted income	$108,752

Diluted earnings per share	$0.77
Total adjustments per share, net of income taxes	(0.34)

Adjusted earnings per share	$0.43

The table below shows the specific financial measures applied in calculating free cash flow from the Company’s reported financial results for the fiscal years ending December 31, 2017 and January 1, 2017, respectively. Included in the table is a reconciliation of the Company’s net cash provided by operating activities to free cash flow for 2017 and 2016.

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow

Twelve Month Periods Ended December 31, 2017 and January 1, 2017

(In Thousands; Unaudited)

	2017	2016

Net cash provided by operating activities	$251,640	188,934
Less:
Capital expenditures	81,710	150,023

Free cash flow	$169,930	38,911

DISCLOSURE REGARDING NON-GAAP FINANCIAL MEASURES

The Company uses adjusted EBITDA, adjusted EBITDA margin and adjusted earnings per share, which exclude certain expenses and benefits, as internal measures of the Company’s business operating performance and as performance measures for benchmarking against the Company’s peers and competitors. Adjusted EBITDA, systemwide sales and free cash flow are also used by the Company in establishing performance goals for purposes of executive compensation. For 2017, adjusted EBITDA (with certain modifications approved by the Performance Compensation Subcommittee of the Company’s Board of Directors) was used as a performance metric for the Company’s annual cash incentive compensation for senior executives, and adjusted earnings per share was used as a performance metric for the

[1]

The benefit from income taxes on “System optimization losses, net” was $598 for the twelve months ended December 31, 2017. The benefit from income taxes on “System optimization losses, net” includes the impact of non-deductible goodwill disposed of in connection with our system optimization initiative, adjustments related to prior year tax matters, changes to state deferred taxes and changes to valuation allowances on state net operating loss carryforwards. The benefit from income taxes on all other adjustments was calculated using an effective tax rate of 39.11% for the year ended December 31, 2017.

A-2        The Wendy’s Company 2018 Proxy Statement

Company’s long-term equity incentive compensation for senior executives. The Company believes adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share and systemwide sales provide a meaningful perspective of the underlying operating performance of the Company’s current business and enables investors to better understand and evaluate the Company’s historical and prospective operating performance. Free cash flow is a non-GAAP financial measure that is used by the Company as an internal measure of liquidity. The Company believes that free cash flow is an important liquidity measure because it communicates how much cash flow is available for working capital needs or to be used for repurchasing shares, paying dividends, repaying or refinancing debt, financing possible acquisitions or investments or other uses of cash. Adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, free cash flow and systemwide sales are not recognized terms under GAAP, and the Company’s presentation of these non-GAAP financial measures in this Proxy Statement does not replace the presentation of the Company’s financial results in accordance with GAAP. Because all companies do not calculate adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, free cash flow and systemwide sales (and similarly titled financial measures) in the same way, those measures as used by other companies may not be consistent with the way The Wendy’s Company calculates such measures. Adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, free cash flow and systemwide sales should not be construed as substitutes for, or as better indicators of, the Company’s performance than the most directly comparable GAAP financial measures.

        The Wendy’s Company 2018 Proxy Statement        A-3

THE WENDY’S COMPANY ONE DAVE THOMAS BOULEVARD DUBLIN, OHIO 43017

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions until 11:59 p.m. (EDT) on June 4, 2018. Have your proxy card in hand when you access the website and follow the instructions.

VOTE BY TELEPHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. (EDT) on June 4, 2018. Have your proxy card in hand when you call and follow the instructions provided.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by The Wendy’s Company as well as the environmental impact of mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E45255-P06559 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE WENDY’S COMPANY
The Board of Directors recommends that you vote FOR the election of each of the director nominees named below:

1.	Election of Directors
	Nominees:		For	Against	Abstain

	1a.	Nelson Peltz	☐	☐	☐

	1b.	Peter W. May	☐	☐	☐

	1c.	Kristin A. Dolan	☐	☐	☐

	1d.	Kenneth W. Gilbert	☐	☐	☐

	1e.	Dennis M. Kass	☐	☐	☐

	1f.	Joseph A. Levato	☐	☐	☐

	1g.	Michelle J. Mathews-Spradlin	☐	☐	☐

	1h.	Matthew H. Peltz	☐	☐	☐

	1i.	Todd A. Penegor	☐	☐	☐

	1j.	Peter H. Rothschild	☐	☐	☐

	1k.	Arthur B. Winkleblack	☐	☐	☐

The Board of Directors recommends that you vote FOR proposals 2 and 3:		For	Against	Abstain
2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018.	☐	☐	☐

3.	Advisory resolution to approve executive compensation.	☐	☐	☐

For address change and/or comments, please mark this box and write them on the reverse side where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. Joint owners must each sign. If shares are held by a corporation, partnership or other entity, please sign in full entity name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADMISSION TICKET

THE WENDY’S COMPANY

2018 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, June 5, 2018

10:00 a.m. (EDT)

The Wendy’s Company

Thomas Conference Center

One Dave Thomas Boulevard

Dublin, Ohio 43017

This is your admission ticket to the meeting. If you plan to attend the meeting in person, you will be required to present this admission ticket and a valid government-issued photo identification. This ticket admits only the stockholder listed on the reverse side and is not transferable. Additional admission requirements and instructions are contained in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

E45256-P06559

THE WENDY’S COMPANY

2018 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE WENDY’S COMPANY

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2018

The undersigned hereby appoints Todd A. Penegor, Gunther Plosch and E. J. Wunsch, and each of them, with full power of substitution, as lawful agents and proxies, to vote all the shares of common stock of The Wendy’s Company (the “Company”) that the undersigned is entitled to vote at the 2018 Annual Meeting of Stockholders of the Company to be held at the Thomas Conference Center located at the Company’s corporate offices, One Dave Thomas Boulevard, Dublin, Ohio 43017, on Tuesday, June 5, 2018, at 10:00 a.m. (EDT), and any adjournment or postponement thereof, upon the matters set forth herein, and in their discretion upon such other matters as may properly come before the meeting.

This proxy, if signed, dated and returned, will be voted as directed herein by the undersigned. If this proxy is signed, dated and returned without such direction, the shares will be voted FOR the election of each of the director nominees (proposal 1) and FOR proposals 2 and 3.

All proxies previously given or executed by the undersigned with respect to the shares of common stock represented by this proxy are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of 2018 Annual Meeting of Stockholders, Proxy Statement for the 2018 Annual Meeting of Stockholders and 2017 Annual Report to Stockholders.

IMPORTANT - This proxy must be signed and dated on the reverse side.

If you vote by telephone or via the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or via the Internet must be received by 11:59 p.m. (EDT) on June 4, 2018.

Address change/comments:

(If you provide any address change and/or comments above, please mark the corresponding box on the reverse side.) Continued and to be signed on reverse side